Exhibit 99.5

Attached are copies of the presentation materials provided by MTS Health Partners, L.P. (“MTS”) to the board of directors of Sun Healthcare Group, Inc. (“Sun”) in connection with meetings of the board of directors of Sun on February 17, 2010, March 25, 2010 and June 17, 2010 (collectively, the “MTS Presentations”). The MTS Presentations were prepared collaboratively with Sun’s management solely for use by the board of directors of Sun in connection with its consideration of various strategic alternatives including the Separation and REIT Conversion Merger more fully described in the registration statement on Form S-4 for Sabra Health Care REIT, Inc. (“Sabra”) of which this Exhibit forms a part. The information was not intended for public disclosure or for use by any person or party other than the board of directors of Sun in connection with the aforementioned matters and cannot and should not be relied upon by any such other person or party. At no time did the board of directors of Sun or Sun’s management request that MTS deliver a fairness or other opinion to the board of directors of Sun with respect to the Separation or REIT Conversion Merger (or any other transaction) or to deliver any other specific report to the board of directors of Sun.

In addition, the MTS Presentations include certain financial projections with respect to Sun, SHG Services, Inc. (“New Sun”) and Sabra that were prepared by Sun management. New Sun is referred to in the MTS Presentations as “OpCo” and Sabra is referred to as “PropCo.” MTS did not prepare the projections and takes no responsibility for their accuracy or reasonableness or for whether the projected results will be achieved. The projections were prepared by Sun management in good faith based upon assumptions believed to be reasonable at the time they were prepared. However, the projections and their underlying estimates and assumptions are subject to significant uncertainties related to Sun, New Sun and Sabra’s respective businesses and industries. For a discussion of certain of these risks and uncertainties, see the registration statement on Form S-4 for Sabra of which this Exhibit forms a part. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. For the foregoing reasons, the inclusion of these projections should not be regarded as a representation by MTS or Sun, New Sun, Sabra or their respective boards of directors that any of them considered, or now considers, the projections to be a prediction of actual future results, and such data should not be relied upon as such.

In preparation of revenue projections, Sun made assumptions with respect to future Medicare reimbursement rates, which rates have since been reduced based on the reimbursement rates ultimately implemented. See “Risks Relating to New Sun’s Business — New Sun’s business will be dependent on reimbursement rates under federal and state programs, and legislation or regulatory action may reduce or otherwise materially adversely affect the reimbursement rates” in the registration statement on Form S-4 for Sabra of which this Exhibit forms a part. In addition, the projected number of outstanding shares utilized in the projections substantially underestimated the amount of shares of Sun common stock that were ultimately issued in Sun’s August 2010 equity offering. For these and other reasons, the projections are now outdated and none of MTS, Sun, New Sun or Sabra intends, and each expressly disclaims any responsibility, to update or otherwise revise the projections to reflect circumstances existing after the date the projections were prepared. The internal financial forecasts upon which these projections were based are, in general, prepared solely for internal use, such as budgeting and other management decisions, and are subjective in many respects, and thus are susceptible to various interpretations. The MTS Presentations use certain information provided by Sun’s management that include non-GAAP financial measures and make certain normalizing adjustments. Information provided by Sun’s management and used in the MTS Presentations was not independently verified by MTS and MTS has assumed and relied upon the accuracy of such information. This information was incorporated into the following pages of the MTS presentations:

MTS Presentation	Page Numbers on Which Information from Sun Management was Utilized
February 27, 2010	Pages 6, 8, 10, 14, 16-17, 43, 47, 49, 66-67, 70, 89-92, 97, 100-101, 103-104, 106-107, 110-111 and 113-115

March 25, 2010	Pages 5-9, 13, 20 and 24

June 17, 2010	Pages 6, 12 and 19-20

For a discussion of non-GAAP financial measures used by Sun, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations for Sun and New Sun — Results of Operations” in the registration statement on Form S-4 for Sabra of which this Exhibit forms a part. Normalizing adjustments are adjustments intended to account for transactions or adjustments not related to ongoing operations. Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented in the MTS Presentations may not be comparable to other similarly described information of other companies. The 2010 projections included in the MTS Presentations are based upon the assumption that there would not be any unusual items to normalize. Normalizing adjustments for the years ended December 31, 2009 and 2008 are as follows (in thousands):

	2009	2008
Transaction costs related to an acquisition	$485	$—
Prior periods’ self-insurance costs	8,220	3,550
Release of insurance reserves related to prior periods	—	(2,650)
Acquisition integration costs	—	1,469

Normalizing Adjustments to Adjusted EBITDAR and Adjusted EBITDA	$8,705	$2,369

Tax-Effected Normalizing Adjustments to Adjusted EBITDAR and Adjusted EBITDA (normalized effective tax rate of 41% for 2009 and 40% for 2008)	$5,136	$1,421
Restructuring costs	769	—
Gain on sale of property	—	(540)
Benefit for income taxes	—	(74,012)

Normalizing Adjustments to Income from Continuing Operations *	$5,905	$(73,131)

*	Net income used in the MTS presentations equates to normalized income from continuing operations

The prospective financial information included in the MTS Presentations was not prepared with a view toward public disclosure or with a view toward complying with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. Neither Sun’s independent registered public accounting firm nor any other independent accountants for Sun, New Sun or Sabra have compiled, examined, or performed any procedures with respect to the prospective financial information contained in the MTS Presentations, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The PricewaterhouseCoopers LLP and Ernst & Young LLP reports included in the registration statement on Form S-4 for Sabra, of which this Exhibit forms a part, relate to the Company’s historical financial information. They do not extend to the prospective financial information included in the MTS Presentations and should not be read to do so.

Readers of the MTS Presentations are cautioned not to rely on the financial projections set forth therein. No one has made or makes any representation regarding the projections, including the projections themselves or the assumptions underlying the projections, or the future financial results of Sun, New Sun or Sabra.

MTS
HEALTH PARTNERS

STRATEGIC ADVISORY & FINANCIAL SERVICES

SUNHEALTHCARE
Caring is the Key in Life

February 17, 2010 Board Discussion Materials For Discussion Purposes Only

2 MTS Health Partners
Table of Contents
I. Executive Summary
II. Current Situation
III. Summary of Cases Considered
IV. OpCo/PropCo Structures
V. Financing Alternatives
VI. Portfolio Rationalization Alternatives
VII. Portfolio Expansion Alternatives
VIII. Other Transaction-Based Alternatives
IX. Appendix
i. Current Situation
ii. OpCo/PropCo
iii. OpCo/PropCo – Ventas/Vencor Case Study
iv. Financing Alternatives
v. Portfolio Rationalization Alternatives
vi. Portfolio Expansion Alternatives

I. Executive Summary

4 MTS Health Partners
Executive Summary
Sun is currently at an important point in its life cycle
Having successfully turned around the business and integrated several large acquisitions, Sun is now faced with a number of decisions regarding its longer-term corporate strategy and the best way to execute upon it
Sun is also faced with strategic and operating challenges that will dictate direction and timing for implementation of this strategy
This presentation has been organized to familiarize the board with specific parameters of various alternatives to be considered, and facilitate a strategic discussion about them, along the following topics:
Current Situation – how is Sun viewed by capital markets and what is our current internal operational and strategic outlook?
Financing Alternatives – how and when can we optimize covenants, pricing and future capital structure flexibility?
Potential amendment or refinancing of credit facilities through debt, equity or both
Portfolio Rationalization Alternatives – can Sun create or maintain value and strategic flexibility by eliminating underperforming or “risky” assets?
Potential divestiture of Oklahoma portfolio and/or CareerStaff
Portfolio Expansion Alternatives – are there areas where Sun can accretively deploy capital and management resources – both on an absolute and relative basis?
Potential acquisition of LTC or hospice targets of various sizes
“Transaction-Driven” Alternatives – does Sun have actionable non-operations-based opportunities for shareholders?
Sales to strategic or financial buyers, or spin-off or sale transactions to unlock the value of Sun’s real estate

II. Current Situation

6 MTS Health Partners
Current Situation - Public Market Viewpoint
Public Market Overview
Sources: Company press releases, public documents, and Wall Street research consensus estimates
1)Pro-forma for $16.0mm payment for acquisition of Allegiance on 10/01/09. Cash balance at 12/31/09 was $104.5mm
2)At 12/31/09, net debt was $596.1mm.
3)Adjusted enterprise value calculated by adding 8.0x 2009E rent expense back to enterprise value.
Sun Market Valuation
Stock Price (01/29/10) $8.74
Fully Diluted Shares Outstanding 44.651
Equity Value $390.2
Leverage Multiples
Add: Debt (09/30/09) 2009E 2010E
Revolver & Term Loan 1.89x 1.92x $329.9
Mortgage Notes Payable 0.98x 1.00x 171.7
Senior Sub Notes 1.15x 1.16x 200.0
Capital Leases 0.01x 0.01x 0.9
Total Debt 4.03x 4.09x $702.6
Less: Cash (09/30/09) (0.58x) (0.59x) (101.4)
(1)
Net Debt 3.45x 3.50x $601.2
(2)
Enterprise Value $991.4
Add: Capitalized 2009E Rent (8.0x)
(3)
592.4
Adjusted Enterprise Value $1,583.8
Sun Metrics & Trading Multiples
Adj. Ent. Value / Ent. Value / Price /
Year EBITDAR EBITDA EPS
2009E 6.4x 5.7x 8.1x
2010E 6.4x 5.8x 9.1x
2011E 6.2x 5.6x 8.3x
Year EBITDAR EBITDA EPS
2009E $248.5 $174.5 $1.08
2010E 246.5 171.9 0.96
2011E 255.9 178.3 1.05

Oppenheimer											
Avondale											
Bank of America Merrill Lynch											
Jefferies											
JMP											
Leerink Swann											
Macquarie											
Morgan Keegan											
RBC Capital Markets											
Soleil											
Stephens Inc.											
Stifel Nicolaus											
UBS											
Credit Suisse											
Citi											
J.P. Morgan											
Wachovia											
Sidoti & Company

7 MTS Health Partners
Current Situation - Public Market Viewpoint
Summary of Wall Street Research
Current EBITDAR Estimate Current EPS Estimate LT Growth Price
Firm Analyst Last Update 2009E 2010E 2011E 2009E 2010E 2011E Rate Target Rec.
Michael Wiederhorn 01/12/10 $248.3 $246.1 N/A $1.08 $0.95 N/A N/A 14.00 Outperform
Brian Williams 01/07/10 250.4 N/A N/A 1.09 0.96 N/A N/A 9.00 Market Perform
Kevin Fischbeck 01/07/10 247.9 244.9 256.9 1.07 0.94 N/A 10.0% 8.00 Underperform
Arthur Henderson 01/07/10 248.6 236.2 N/A 1.07 0.78 N/A N/A 11.00 Buy
Peter Martin 01/07/10 246.8 246.6 253.4 1.07 0.92 1.10 15.0% 13.50 Outperform
Jason Gurda 01/07/10 249.5 246.9 264.5 1.09 0.96 1.12 N/A 11.50 Outperform
Cooley May 01/07/10 N/A N/A N/A 1.06 1.07 1.14 N/A 14.00 Outperform
Robert Mains 01/07/10 247.8 248.1 $261.7 1.07 0.96 1.02 12.0% N/A Outperform
Frank Morgan 01/07/10 250.0 248.9 N/A 1.09 0.95 N/A N/A 11.00 Outperform
A.J. Rice 01/07/10 247.8 247.3 N/A 1.08 0.95 N/A N/A 9.50 Hold
Andreas Dirnagl 01/07/10 249.0 246.0 N/A 1.08 0.95 N/A N/A 12.00 Overweight
Eric Gommel 01/07/10 N/A N/A N/A 1.09 0.93 1.00 N/A 12.00 Buy
Donald Hooker 01/07/10 247.2 249.8 254.6 1.06 0.97 0.94 N/A 12.00 Buy
Ralph Giacobbe 01/06/10 248.6 246.6 258.7 1.08 0.95 1.06 N/A 11.00 Outperform
Gary Taylor 01/04/10 248.5 240.7 241.0 1.08 0.98 0.95 N/A 10.00 Buy / High-Risk
Scott Hansen 12/14/09 N/A N/A N/A 1.08 0.95 1.00 N/A $10.00 Neutral
Gary Lieberman 10/27/09 249.0 256.1 256.1 1.07 1.16 N/A N/A 9.00 Market Peform
Brian Siu 09/09/09 N/A N/A N/A 1.08 0.98 1.15 N/A 13.00 Buy
Maximum $250.4 $256.1 $264.5 $1.09 $1.16 $1.15 15.0% $14.00
Mean 248.5 246.5 255.9 1.08 0.96 1.05 12.3% 11.21
Median 248.5 246.6 256.5 1.08 0.95 1.04 12.0% 11.00
Minimum 246.8 236.2 241.0 1.06 0.78 0.94 10.0% 8.00

6.6x
6.6x
6.4x
6.0x
6.0x
1.9x
2.3x
1.1x
0.4x
4.2x
3.6x
3.8x
4.5x
0.4x
1.2x
0.4x
2.4x
1.4x
SKH
EXE
SUNH
KND
ENSG
Cap. Rent
Net Debt
Equity

7.0x
6.5x
6.4x
6.0x
5.4x
2.5x
1.8x
1.1x
0.4x
3.8x
4.1x
3.4x
4.5x
0.4x
0.4x
2.3x
1.1x
1.2x
EXE
SUNH
SKH
KND
ENSG
Cap. Rent
Net Debt
Equity

4.8x
4.8x
4.7x
4.3x
1.8x
0.4x
4.5x
3.6x
3.8x
2.4x
1.1x
0.4x
0.4x
1.4x
KND
SUNH
SKH
EXE
ENSG
Cap. Rent
Net Debt

15.0x
13.3x
9.8x
9.1x
6.7x
EXE
KND
ENSG
SUNH
SKH

17.4x
10.8x
8.3x
6.3x
N/A
EXE
KND
SUNH
SKH
ENSG

4.5x
4.2x
4.0x
1.0x
0.8x
EXE
SKH
SUNH
KND
ENSG

8 MTS Health Partners
Current Situation - Public Market Viewpoint
Selected Publicly Traded SNF Companies
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : Data as of 1/29/10. Adjusted enterprise value and  debt calculated by adding 8.0x 2009E rent expense back to enterprise value. Sun data pro-forma for  $16.0mm payment for acquisition of Allegiance on 10/1/09
Adj. EV / 2009E EBITDAR Adj. EV / 2010E EBITDAR Adj.  Net Debt / 2009E EBITDAR
Price / 2010E Earnings
Price / 2011E Earnings Debt / 2009E EBITDA
Mean = 10.8x
Mean = 10.7x
Mean = 6.3x Mean = 6.2x
Mean = 4.1x
Mean = 2.9x

9 MTS Health Partners
Current Situation - Public Market Viewpoint
Selected SNF Transactions
Note: $ in Millions
(1)Calculated as the transaction value plus 8.0x capitalized rent
(2)Transaction to have several closings. The sale of the first 40 long-term care facilities was completed on 12/22/2009
(3)      Bid only – Not accepted by board
Adjusted Transaction Value /
Date Acquiror TransactionTransaction LTM LTM 1-Day Prior
Ann. Closed Target Acquiror Type Value Value (1) EBITDAR EBITDA Premium
12/04/09 02/01/10 6 Skilled Nursing Facilities National Health Investors Financial $67 $117 11.0x 15.2x N/A
11/17/09 --
CapitalSource (143 Long-Term Care Facilities)
(2)
Omega Healthcare Investors Financial 860 N/A N/A N/A N/A
06/30/09 07/31/09 4 Texas Skilled Nursing Facilities National Health Investors Financial 56 N/A N/A N/A N/A
07/30/07 09/01/07 10 New Mexico Senior Living Facilities Skilled Healthcare Group Strategic 52 N/A N/A N/A N/A
07/02/07 12/21/07 Manor Care The Carlyle Group Financial 6,300 6,478 12.7x 13.0x 20.0%
05/09/07 11/01/07 Tendercare Extendicare REIT Strategic 233 N/A N/A 10.6x N/A
04/30/07 06/29/07 22 Ventas Facilities Kindred Healthcare Services Strategic 172 254 N/A N/A N/A
01/16/07 07/13/07 Genesis HealthCare Formation Capital LLC, JER Partners Financial 1,775 1,953 11.3x 11.7x 19.2%
10/20/06 04/19/07 Harborside Healthcare Sun Healthcare Group Strategic 625 784 9.0x 9.3x N/A
07/12/06 07/12/06 Tandem Health Care Formation Capital Financial 620 776 9.5x 9.5x N/A
06/26/06 06/26/06 186 SNFs (Formation Capital LLC) GE Healthcare Financial Services Financial 1,400 N/A N/A N/A N/A
02/02/06 02/02/06 Laurel Healthcare Formation Capital Financial 200 N/A N/A N/A N/A
11/21/05 03/14/06 Beverly Enterprises Fillmore Capital Financial 1,826 2,082 8.5x 8.6x 6.6%
10/24/05 12/27/05 Skilled Healthcare Group Onex Financial 679 695 8.1x 8.1x N/A
10/24/05 02/28/06 Commonwealth Communities (18 Facilities) Kindred Healthcare Strategic 205 N/A N/A N/A N/A
09/12/05 12/12/05 Peak Medical Sun Healthcare Group Strategic 150 269 8.5x 9.0x N/A
01/25/05 --
Beverly Enterprises
(3) Formation Capital Financial 1,776 2,032 8.3x 8.4x 22.6%
11/04/04 01/31/05 Assisted Living Concepts Extendicare Strategic 278 N/A N/A N/A N/A
08/01/04 08/31/04 Centennial Healthcare Formation Capital Financial 134 N/A N/A N/A N/A
06/29/04 12/10/04 Mariner Health National Senior Care Strategic 963 1,244 10.7x 11.8x 49.3%
05/27/04 08/02/04 Hospice USA Beverly Enterprises Strategic 69 N/A N/A N/A N/A
08/20/03 10/10/03 Mariner Health Care (19 Florida Facilities) Formation Capital Longwing Real Estate Financial 86 N/A N/A N/A N/A
06/17/03 0 06/30/03 Kindred Healthcare (17 Facilities) Senior Health Management Strategic 70 N/A N/A N/A N/A
Maximum $6,300 $6,478 12.7x 15.2x 49.3%
Mean 808 1,517 9.8x 10.5x 23.5%
Median 233 784 9.3x 9.5x 20.0%
Minimum 52 117 8.1x 8.1x 6.6%

10 MTS Health Partners
Current Situation - Public Market Viewpoint
Valuation Matrix
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : $ in Millions except per share data. Adjusted enterprise value calculated by adding 8.0x 2009E rent expense back to enterprise value.
(1) Pro-forma for $16.0mm payment for acquisition of Allegiance on 10/01/09.
Sun
% Premium
Stock Price
0% 20% 40% 60% 80% 100%
$8.74 $10.49 $12.24 $13.98 $15.73 $17.48
Diluted S.O. 44.651 44.718 45.459 46.062 46.380 46.502
Market Cap (MC) $390.2 $469.0 $556.2 $644.1 $729.7 $812.9
Add: Net Debt
(1)
601.2 601.2 601.2 601.2 601.2 601.2
Enterprise Value (EV)
$991.4 $1,070.2 $1,157.4 $1,245.3 $1,330.8 $1,414.0
Add: Capitalized 2009E Rent (8.0x) 592.4 592.4 592.4 592.4 592.4 592.4
Adj. Enterprise Value (Adj. EV)
$1,583.8 $1,662.5 $1,749.8 $1,837.7 $1,923.2 $2,006.4
Data
Adj. EV / 2009E EBITDAR $248.5 6.4x 6.7x 7.0x 7.4x 7.7x 8.1x
Adj. EV / 2010E EBITDAR 246.5 6.4x 6.7x 7.1x 7.5x 7.8x 8.1x
Adj. EV / 2011E EBITDAR 255.9 6.2x 6.5x 6.8x 7.2x 7.5x 7.8x
Data
EV / 2009E EBITDA
$174.5 5.7x 6.1x 6.6x 7.1x 7.6x 8.1x
EV / 2010E EBITDA
171.9 5.8x 6.2x 6.7x 7.2x 7.7x 8.2x
EV / 2011E EBITDA
178.3 5.6x 6.0x 6.5x 7.0x 7.5x 7.9x
Data
Price / 2009E EPS
$1.08 8.1x 9.7x 11.4x 13.0x 14.6x 16.2x
Price / 2010E EPS
0.96 9.1x 10.9x 12.7x 14.5x 16.4x 18.2x
Price / 2011E EPS
1.05 8.3x 10.0x 11.7x 13.3x 15.0x 16.7x

$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
Price
3,000
2,500
2,000
1,500
1,000
500
0
Volume (Thousands)
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09

Last Twelve Months Stock Price Performance
Current Situation - Public Market Viewpoint
Announced 2009
EPS guidance of
$1.15 to $1.19
per diluted share
Announced results for the
fourth quarter and year ended
December 31, 2008. Diluted
earnings per share for the
quarter ended Dec. 31, 2008,
was $1.88 compared to $0.79
for the comparable period one
year ago
Announced results for the first quarter
ended March 31, 2009. Diluted
earnings per share for the quarter
ended March 31, 2009, was $0.23
compared to $0.19 for the comparable
period one year ago
Announced results for the second
quarter ended June 30, 2009.
Normalized diluted earnings per
share from continuing operations
for the quarter ended June 30,
2009, was $0.30 compared to
$0.25 for the comparable period
one year ago
Announced 2010
EPS guidance of
$0.92 to $0.98
per diluted share
SolAmor Hospice Corporation completed the
acquisition of Allegiance Hospice Group
$8.74
Downgraded by Leerink
Swann on valuation and
Medicare uncertainty
Low Average High
3  Months $8.28 $9.00 $9.70
6  Months 7.90 8.92 9.85
9  Months 7.90 8.99 10.23
12 Months 7.52 9.15 12.58
11 MTS Health Partners
Source: CapitalIQ as of 1/29/10

160%
140%
120%
100%
80%
60%
40%
20%
0%
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Sun
LTC Index

Last Three Years Sun Stock Price Performance Vs Long Term Care Index
Current Situation - Public Market Viewpoint
SolAmor Hospice Corporation completed the
acquisition of Allegiance Hospice Group
SolAmor Hospice Corporation completed the
acquisition of Holisticare Hospice
Sun Healthcare Group completed the
acquisition of Harborside Healthcare
Sun Healthcare Group announced that variable interest
rates on $154.4 million of its outstanding bank term
loans were reset in late Nov. 2008 at an average nominal
rate of 4.13 percent
Announced the sale of its
75% interest in a home
health subsidiary, which
was acquired as part of the
Harborside acquisition, for
$1.6 million
12 MTS Health Partners
Source: CapitalIQ as of 1/29/10
Long Term Care Index: EXE, SKH, ENSG, KND

10.0x
9.5x
9.0x
8.5x
8.0x
7.5x
7.0x
6.5x
6.0x
5.5x
5.0x
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
LTC Index NTM EBITDAR Multiples
Sun NTM EBITDAR Multiple

Comparative NTM EBITDAR Multiples
Current Situation - Public Market Viewpoint
9.0x
7.5x
6.0x
6.5x
Source: CapitalIQ as of 1/29/10
Long Term Care Index: EXE, SKH, ENSG, KND, Manor Care, Genesis
13 MTS Health Partners

14 MTS Health Partners
Current Situation - Internal Viewpoint
Changes from Budget Case to Base Case
2010 Base Case reflects Sun’s 2010 Budget in all material respects except that interest expense reflects an "Amend"
scenario on Term debt effective July 1, 2010
Reflects revised covenants to address risk of 2011 Leverage Covenant default
Assumes L+350 bps on all Term debt starting in Q310 and holds through 2011
LIBOR grown 20 bps each quarter starting Q2 2010 (1.6% at Q1 2010)
Allows $150M of swapped debt to expire on 7/24/10
2010 Budget Case 2010 Base Case 2010 Case Variance
1H:10 2H:10 2010P 1H:10 2H:10 2010P 1H:10 2H:10 2010P
Revenue $971.2 $982.8 $1,954.1 $971.2 $982.8 $1,954.1 $0.0 $0.0 $0.0
EBITDAR $125.7 $123.8 $249.5 $125.7 $123.8 $249.5 $0.0 $0.0 $0.0
% Margin 12.9% 12.6% 12.8% 12.9% 12.6% 12.8% 0.0% 0.0% 0.0%
EBITDA $88.0 $85.8 $173.8 $88.0 $85.8 $173.8 $0.0 $0.0 $0.0
% Margin 9.1% 8.7% 8.9% 9.1% 8.7% 8.9%
Net Income $22.1 $21.4 $43.5 $22.1 $20.1 $42.2 $0.0 ($1.3) ($1.3)
% Margin 2.3% 2.2% 2.2% 2.3% 2.0% 2.2%
Diluted EPS $0.50 $0.48 $0.98 $0.50 $0.45 $0.95
$0.00 ($0.03) ($0.03)

15 MTS Health Partners
Note: $ in Millions except per share data.
Source: Street Projections as per consensus Wall Street estimates.
Current Situation - Internal Viewpoint
Standalone Financials
Internal Projections Street Projections
Actual Base Case
2008 2009 2010 2011 2009 2010 2011
Revenue
$1,823.5 $1,881.8 $1,954.1 $2,031.3 $1,879.5 $1,935.7 $1,986.1
% Growth 6.1% 3.2% 3.8% 4.0% 3.1% 3.0% 2.6%
EBITDAR $236.5 $250.0 $249.5 $261.7 $248.5 $246.5 $255.9
% Margin
13.0% 13.3% 12.8% 12.9% 13.2% 12.7% 12.9%
% Growth
14.8% 5.7% (0.2%) 4.9% 5.1% (0.8%) 3.8%
EBITDA
$162.9 $176.8 $173.8 $183.9 $174.5 $171.9 $178.3
% Margin 8.9% 9.4% 8.9% 9.1% 9.3% 8.9% 9.0%
% Growth 25.7% 8.5% (1.7%) 5.8% 7.1% (1.5%) 3.7%
Net Income $40.8 $48.4 $42.2 $45.2 $47.5 $43.1 $47.7
% Margin
2.2% 2.6% 2.2% 2.2% 2.5% 2.2% 2.4%
% Growth
37.4% 18.6% (12.8%) 7.1% 16.4% (9.3%) 10.7%
Diluted EPS
$0.93 $1.10 $0.95 $1.01 $1.08 $0.96 $1.05
% Growth 35.6% 18.5% (13.8%) 6.2% 16.0% (10.7%) 9.0%
Diluted Shares Outstanding (mm)
43.963 44.000 44.500 44.900 44.087 44.768 45.495
Cap-Ex
$42.5 $54.3 $55.0 $55.0 $51.9 $52.9 $47.6

16 MTS Health Partners
Current Situation - Internal Viewpoint
Overview of Sun Debt
Sun Capitalization
2009 2010 2011
Maturity 12/31/2009 Avg. Interest  Rate Interest
(1)
12/31/2010 Avg. Interest  Rate Interest
(1)
12/31/2011 Avg. Interest  Rate Interest
(1)
Capital Leases NA $0.8 12.2% $0.1 $0.5 10.1% $0.1 $0.2 10.1% $0.0
Revolver 4/19/13 0.0 L+200 (3.4%) NA 0.0 L+200 (3.7%)/L+350 (5.6%) NA 0.0 L+350 (6.2%) NA
Term Loan
(2)
- SWAP 4/19/14 150.0 6.8% 10.4 150.0 6.8%/L+350 (5.6%) 9.6 0.0 L+350 (6.2%) 0.0
Term Loan
(2)
4/19/14 179.1 L+200 (3.4%) 6.2 150.8 L+200 (3.7%)/L+350 (5.6%) 7.4 277.4 L+350 (6.2%) 17.9
Mortgage Debt NA 170.6 7.1% 12.4 166.0 6.9% 11.6 161.1 6.9% 11.2
Total Bank Debt NA $500.5 $29.0 $467.2 $28.7 $438.7 $29.1
Senior Sub Notes 4/15/15 200.0 9.125% 18.3 200.0 9.125% 18.3 200.0 9.125% 18.3
Total Debt NA $700.5 $47.2 $667.2 $47.0 $638.7 $47.4
Cash 104.5 Other Interest
(3)
2.1 113.7 Other Interest
(3)
4.7 122.0 Other Interest
(3)
4.3
Net Debt $596.1 Total Interest Exp. $49.3 $553.5 Total Interest Exp. $51.7 $516.8 Total Interest Exp. $51.7
Adjusted Net Debt
(4)
1,181.2 1,159.5 1,138.9
Letters of Credit
(5)
$69.9 $80.0 $90.0
Net Debt Multiple
(6)
3.37x 3.19x 2.81x
Adjusted Net Debt Multiple 4.73x 4.65x 4.35x
Debt Public Overview
Amount Issuance Current Rating First Call Date Bid Level as of 01/29/10
Issue Issued Outst. Rate Date Mdy's S&P Date Price Price YTW
Revolving Credit ($120mm, Due 2013) NA NA L+200 4/19/07 Ba2 B+ NA NA 94.000 3.964%
Term Loan Due 2014
(2)
$365.0 $329.1 L+200 4/19/07 Ba2 B+ NA NA 94.250 3.528%
9.125% Senior Sub Notes due 2015 200.0 200.0 9.125% 10/10/07 B3 CCC+ 4/15/11 104.560 102.500 8.215%
(1)
Interest expense reflects an "Amend" scenario on Term debt effective July 1, 2010. Assumes L+350 bps on all Term debt starting in Q310 and holds through 2011.
LIBOR grown 20 bps each quarter starting Q210 (1.6% at Q1 10)
(2)
$100mm and $50mm of Term Loan Interest Rate locked in through SWAPs at 7.388% and 5.650% respectively through 07/24/10.
(3)
Other Interest Expense includes non-cash amortization, interest income, commitment and other fees.
(4)
Adjusted Net Debt calculated as Total Net Debt plus Capitalized Rent (8.0x 2009E Rent Expense).
(5)
Reflects assumed need for additional $10mm in workers compensation-based letters of credit in each of 2010 and 2011. Current credit agreement limit is $70mm.
(6)
Excludes minor adjustments made for bank covenant calculation.

17 MTS Health Partners
Note: $ in Millions.
Covenant calculations reflect non-cash add-backs and other adjustments based on credit agreements.
Current Situation - Internal Viewpoint
Overview of Debt Covenants – Using Low, Mid and High-end of 2010 Guidance
COVENANTS: Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Leverage Ratio
Covenant Requirement <4.25x <3.50x <3.00x
Leverage Ratio 3.43x 3.43x 3.43x 3.30x 3.29x 3.22x 3.22x 3.00x 2.90x
EBITDA cushion $33.9 $3.6 $3.4 $9.8 $10.5 ($12.6) ($12.7) $0.1 $6.0
Cash cushion $144.0 $12.4 $11.8 $34.4 $36.9 ($37.9) ($38.0) $0.3 $18.0
Leverage Ratio 3.43x 3.41x 3.40x 3.25x 3.22x 3.15x 3.15x 2.93x 2.84x
EBITDA cushion $33.9 $4.4 $5.1 $12.4 $13.9 ($9.0) ($9.0) $4.0 $10.0
Cash cushion $144.0 $15.3 $17.9 $43.3 $48.8 ($27.1) ($26.9) $12.0 $30.1
Leverage Ratio 3.43x 3.40x 3.36x 3.20x 3.16x 3.09x 3.08x 2.87x 2.77x
EBITDA cushion $33.9 $5.2 $6.9 $15.1 $17.6 ($5.2) ($5.0) $8.1 $14.4
Cash cushion $144.0 $18.3 $24.3 $52.8 $61.5 ($15.5) ($15.0) $24.4 $43.2
Senior Leverage Ratio
Covenant Requirement <2.75x <2.50x <2.00x
Leverage Ratio 2.30x 2.29x 2.28x 2.15x 2.13x 2.07x 2.07x 1.88x 1.82x
EBITDA cushion $28.8 $14.9 $15.3 $24.4 $25.7 ($6.3) ($6.4) $10.3 $17.0
Cash cushion $79.3 $37.3 $38.3 $61.0 $64.3 ($12.6) ($12.8) $20.7 $34.0
Leverage Ratio 2.30x 2.28x 2.26x 2.11x 2.08x 2.03x 2.03x 1.84x 1.77x
EBITDA cushion $28.8 $15.8 $17.1 $27.1 $29.3 ($2.3) ($2.3) $14.7 $21.6
Cash cushion $79.3 $39.5 $42.9 $67.8 $73.3 ($4.7) ($4.5) $29.4 $43.3
Leverage Ratio 2.30x 2.26x 2.23x 2.08x 2.04x 1.98x 1.98x 1.79x 1.72x
EBITDA cushion $28.8 $16.7 $19.1 $30.0 $33.2 $1.9 $2.2 $19.4 $26.6
Cash cushion $79.3 $41.8 $47.7 $75.0 $82.9 $3.8 $4.3 $38.8 $53.2
2009 Actual 2010 Base Case 2011 Base Case
Mid
High
Low
Mid
High
Low

III. Summary of Cases Considered

19 MTS Health Partners
Financing Alternatives
Portfolio Rationalization
Alternatives Portfolio
Expansion Alternatives
Transaction-
Driven
Alternatives
Cases Considered
• Amend (covenants)
• Refi/New Senior
• New High Yield
• New Equity
• New Convert
• Sale of Oklahoma
Facilities
• Sale of CareerStaff
• Small, medium and large
LTC acquisition/merger
• Small and large
(Odyssey) hospice
acquisitions
• RE separation/sale-
leaseback
- Spin of RE into REIT IPO
- Post-spin REIT merger
- Sale of RE
• Sale to strategic or financial
(LBO) buyer
Key
Considerations
• Expected need for
covenant relief in Q1
2011
• Current low interest rate
environment
• Expected dilution from
any capital structure
modification
- Payback timing??
• Oklahoma:
- Performance
upside
- Existence of buyers
• CareerStaff:
- Downward op. trend
- Increasing valuations
- Impact of loss on P&L
• Availability of suitable
targets
• Execution risk prior to
RUGs IV implementation
• Hospice valuations
• Flexibility of current
capital structure
• Current/expected LTC
operator and property
valuations
• Real estate separability-
approvals and taxes
• Market’s new receptiveness
of lease-focused operators
Timing
• Amend: Near-term
• Others: TBD based
upon likelihood of
Portfolio Expansion or
Transaction-Driven
Alternatives
• Oklahoma – ongoing
exploration but most
likely 2011 event
• CareerStaff – at least
2011 absent unique
transaction opportunity
• LTC: early to mid-2011to
prove RUGs IV
implementation
• Hospice – smaller as
available; Odyssey only
if valuation is reduced
• RE separation: near-term
given disparity in RE
valuations
• LBO’s: not until Sun
leverage is reduced
2011 Value Creation
(At Midpoints)
• Amend: 0% Dil. (Base)
(3.0% Dil. vs. Budget)
• Equity: (18.0%) Dil.
• HY: (11.1%) Dil.
• Convert: (13.2%) Dil.
• OK: 1.0% Accretion
• CS: (5.4%) Dilution
• LTC Large: 17.7% Accr.
• LTC Small: 5.2% Accr.
• Lg.Hospice: (13.5%) Dil.
• Sm.Hospice: 1.9% Accr.
• RE Spin: 61.5% Accretion
• RE Sale: (13.5%) Dilution
• LBO: $9.74 / share - 11.4%
Accretion
Summary of Cases Considered

Summary of Cases Considered
Preliminary Conclusions
Despite the existence of a number of strategic and financial alternatives, only a few of them can currently be expected to create meaningful value on a time and execution risk-adjusted basis
Financing Alternatives – flexibility created by restructuring current capital structure must be balanced against the associated dilution
- Acquisition flexibility created by capital structure refinancing isn’t currently justified given limited near-term opportunities to acquire significant LTC or related (hospice, etc.) assets
- By comparison, numerous near-term accretive acquisition opportunities might justify up-front dilution
- Nevertheless, covenant amendment is necessary to address the possibility of Q1 2011 leverage covenant default
Portfolio Rationalization Alternatives – while each of these divestiture alternatives has the capacity to further position Sun for future growth, none of them should be pursued until at least late 2010 or 2011
- Attractiveness of Oklahoma sale is mitigated by expected improvements in the portfolio and an uncertain buyer universe, providing impetus for delay
- Current importance of CareerStaff earnings to P&L and low staffing valuations support delay of any divestiture
Portfolio Expansion Alternatives:
- LTC: operational uncertainty created by RUGs IV transition generally limits the attractiveness of any LTC acquisition prior to mid-2011, at which point LTC operators should have been able to demonstrate success
- Hospice: smaller acquisition targets are available and an expected covenant amendment will provide flexibility to pursue them, although none of them are individually expected to “move the needle”; larger hospice acquisition is too expensive to be pursued given current valuations
Transaction-Driven Alternatives:
- Sale to strategic buyer: Sun size and leverage, acquiror leverage and RUGs IV make cash acquisition very unlikely
- LBO: current Sun leverage limits ability to create incremental leverage-based returns and accordingly limits any material premium for Sun shares
- Incremental real-estate-based leverage does not meaningfully increase LBO pricing
20 MTS Health Partners

21 MTS Health Partners
Transaction-Driven Alternatives (continued)
RE-Monetization alternatives – we believe that current market valuations for LTC real estate, despite drops from highs in the late 2000’s, remains a source of untapped value for Sun shareholders
RE split/spin into public “OpCo” and public “PropCo” REIT – creates liquidity option for real estate while generating REIT-based valuation that reflects future growth potential; positioning for future execution can be immediately pursued
RE sale for cash: most immediate potential for cash monetization, but offset by dilution from use of after-
tax sale-leaseback proceeds to repay much lower-cost indebtedness
RE split/spin with subsequent merger – similar to split/spin but creates (i) upside from additional asset diversification and (ii) potential downside from expected lower growth than an independent Sun-
sponsored REIT
All of these alternatives can be pursued and “de-risked” through pursuit of split/spin strategy – spin/merger or sale can be “dual-tracked” with, or follow spin off of, OpCo REIT
As shown earlier, the “status quo” is unlikely to generate significant share appreciation in the near to medium term
Despite operating improvements, reimbursement cuts result in P&L that merely “treads water”
Multiple expansion isn’t likely until the industry has demonstrated an ability to transition to RUGs IV and state
Medicaid budgets have recovered such that LTC is given traditional market increases
Given these alternatives, management is recommending that Sun begin more in-depth exploration and pursuit of an
OpCo/PropCo spin transaction
Limited opportunity cost – LTC M&A is uncertain until at least mid-2011 and hospice acquisition opportunities either aren’t meaningful or aren’t executable
Portfolio rationalization opportunities aren’t likely until at least 2011 and aren’t expected to result in meaningful value creation
“Resetting” of Sun’s capital structure could be attractive as an alternative to pursuit of OpCo/PropCo structures, but has limited value given an uncertain M&A environment and 12-18 month minimum LTC M&A timing window
Preliminary Conclusions (continued)
Summary of Cases Considered

IV. OpCo/PropCo Structures

OpCo/PropCo Structures
Overview of Public Spin-Off Transaction
Operations
New “OpCo” SHG “PropCo”
Spin Off
Surviving
Entity
Leases
Real Estate
Sun Healthcare Group
Shareholders
• Initially same as SHG
• Separately tradeable post-spin
• No change in shareholders
Board/Management
• Management essentially intact;
board overlap limited to small
percentage of total board
• New management team; board
overlap limited to small percentage
of total board (excluding CEO)
Financials
• Same as SHG other than (i)
addition of rent paid to PropCo
and (ii) new capital structure
• Revenues from rent paid by OpCo
as well as other healthcare operators
• Additional costs limited to PropCo
infrastructure
Capital Structure
• EBITDA-based • Loan-to-value on current real estate
Valuation Drivers
• EBITDAR/EPS growth through
operating improvements and
accretive acquisitions
• FFO growth through acquisition of
new properties
Transaction Timing
• 6-9 Months
“RemainCo” “SpinCo”
23 MTS Health Partners

24 MTS Health Partners
Corporate Tax:
OpCo EV minus basis: Est. at $0 due to high OpCo basis
RE Transfer Tax: Estimated at $5-10 million (trx cost)
State tax consequences: TBD
Shareholder Tax:
Tax on distributed E&P – $86.0m of gain ($1.93/share),
taxed at 15%, for ultimate SH tax of $12.9m, or $0.29/share
Model assumes $12.9m aggregate cash dividend to
fund tax payments by shareholders
In extremely unlikely (and optimistic) event of that OpCo
equity valuation exceeds $1.93 plus SH tax basis (see page
72), any such gain would be a capital gain, taxable at 15%
OpCo/PropCo Structures
Summary Tax Implications
Operations
New OpCo SHG PropCo
Spin Off
Surviving
Entity
Leases
Need to obtain an IRS ruling and/or an opinion from a law firm prior to advising SHs of tax-free transaction
IRS ruling preferable, but does not assure tax-free
transaction and may limit PF business operation
Conditions to IRS ruling are so onerous as to limit
the business operations of both companies post-spin
Even with an IRS ruling, tax opinion required on
issues that the IRS refuses to rule on
Law firm opinion can be sufficient for privately- held
entities, but may be insufficient for public SHs
Accordingly, unlikely to achieve tax-free treatment
Real Estate
If Spin Off is to be Tax Free:
Example: Spin Off of OpCo
Ultimate tax treatment is dependent upon whether transaction is a spin of “OpCo” or “PropCo”
In either case, Sun would recognize a gain on the spin only if the SpinCo enterprise value exceeds its tax basis
Can use expected remaining current year NOLs of $30M
to offset gain, and would pay
Sun would pay tax on any excess gain above NOLs
Sun shareholders would recognize gain on (i) any earnings and profits (E&P) of Sun at the time of the spin and (ii) any excess of SpinCo equity value above the combined value of E&P and
shareholder basis
E&P is taxed as a dividend (15%) to shareholders
Excess of SpinCo equity value above Sun E&P is treated
as a non-taxable return of basis
If Spin Off is a Taxable Distribution:
Tax Consequences of OpCo as SpinCo:
“RemainCo” “SpinCo”
Sun Healthcare Group

25 MTS Health Partners
OpCo/PropCo
Structures
Key Transaction Considerations
Post-Spin Operations / Board (see page 23)
Financial Performance
Lease terms, leverage, pro forma G&A load and capex (maintenance and acquisition) requirements
Pro Forma Leverage
OpCo – additional lease costs create additional capitalized leverage that limits incremental debt load
PropCo – potential single-operator structure may limit debt levels
Execution Options
Split into two public companies
Sale of OpCo and/or REIT to third party – with one or more operating or REIT transaction partners
Sale of real estate for cash or public shares of another REIT
Valuation
Single-operator vs. diversified REIT
Potential downward pressure post-spin
– Different shareholder bases / risk profiles
Timing of a transaction
Tax leakage – corporate, shareholders, potential loss of NOLs
Transaction Costs – structuring, consents, cash dividend to shareholders for tax payments

26 MTS Health Partners
OpCo/PropCo Structures
Execution Risks
3rd Party Consents
HUD (5-6 month time frame)
Certain mortgagors
Certain lessors (Omega)
State licensing authorities
Senior credit (for corporate structure restructuring – but may be merged into “Amend” process/request)
Sun shareholders
Tax Costs
Corporate taxes for gain on dividend – not expected given preliminary transaction structure
Any gain may be offset by approximately $30 million of December 2010 NOLs
Shareholder taxes for return of “earnings and profits”
Real estate transfer taxes (varies by state)
Refinancing
Availability of adequate OpCo and REIT financing
Sub debt prepayment premium

27 MTS Health Partners
OpCo/PropCo Structures
Spin Transaction Overview
We have examined the execution of an “OpCo / PropCo” transaction that would result in the division of Sun into two distinct corporate entities:
An operating company (“OpCo”) that continues to manage the operations of Sun’s currently owned
SNFs, its leased SNFs and its Ancillary businesses
A property-focused company (“PropCo”), organized as a Real Estate Investment Trust (“REIT”), which collects rental revenues from the SNFs that are currently owned by Sun
Would be expected to be an acquiror of properties in future years
We have constructed separate financial statements based on a sale-leaseback of Sun’s owned properties by
PropCo
Projected lease rates and leverage characteristics are based on current market comparables
New leverage and equity proceeds are used to repay existing Sun indebtedness
We have separately valued each entity and then derived a combined value per share based on a range of potential valuation scenarios
Primary valuation drivers are EBITDAR (for OpCo) and FFO (for PropCo) multiples, as well as assumed leverage

OpCo/PropCo Structures
Spin Transaction Overview
Operations
New OpCo SHG PropCo REIT
Spin Off
Surviving
Entity
Leases
Real Estate
“RemainCo”
“SpinCo”
Sun Healthcare Group
Current
Current
Step #1:
Issue Equity
Step #1:
Issue Equity
Step #2:
Spin & Refi
Debt
Step #2:
Spin & Refi
Debt
•
Equity would be issued to de-lever Sun
balance sheet prior to Spin
•
Offering would be commenced following
transaction announcement
•
$150.4mm Equity Need (Illustrative Case)
•
17.209mm new shares issued (@ $8.74)
(1)
o 61.709mm Pro Forma Shares
(1) Reflects 4.0% underwriting discount.
Enterprise Value $991.4
Net Debt (3.4x 2009E EBITDA) (601.2)
Equity Value $390.2
Share Price (1/29/10) $8.74
Enterprise Value (@6.5x FW EBITDAR) $535.4
New Net Debt (1.1x 2010E EBITDA) (114.6)
Equity Value $420.8
Share Price $6.82
Implied Enterprise Value $799.1
New Net Debt (5.3x 2010E EBITDA) (348.9)
Equity Value (@10.5x FW FFO) $450.2
Share Price $7.30
28 MTS Health Partners

29 MTS Health Partners
OpCo/PropCo Structures
Spin Transaction Overview
Sources & Uses – At 12/31/10
(1)
Fund Flows / Transaction Steps
After announcement of a transaction and well before any
closing, equity will be raised in an amount sufficient to de-
lever the combined company in preparation for a spin
OpCo, because of implied leverage from leases, will
likely have a maximum “Adjusted Debt” multiple of
5.0x.
PropCo will have leverage capacity of approximately
45%-55% of the Enterprise Value of PropCo
Within these constraints, the resulting leverage and
equity issuance will need to be sufficient to fund the
new structure and transaction costs
At the time of the spin, Sun would dividend cash sufficient
to cover shareholders’ expected taxes in conjunction with
the spin
Currently estimated at approximately $12.9m, or
$0.21 per pro forma share (after the expected equity
offering)
All Sun cash above $40 million will be used to fund the
transaction, with the remaining cash apportioned 75%/25%
between OpCo and PropCo, respectively
(1) Based upon projected 12/31/10 Base Case Balance Sheet.
(2) 17.209mm shares issued assuming a share price of $8.74 and a 4.0% underwriting spread.
(3) Includes redemption fees of 4.563% of face amount ($200.0mm) plus accrued interest that is not expected to be paid until April 2011 ($6.1mm).
Interest Dollar % of
Sources Rate Amount Total
Cash on Hand $113.7 14.8%
New OpCo Debt L+5.00% 144.6 18.8%
New PropCo Debt L+4.00% 192.9 25.1%
Existing Mortgages 6.9% 166.0 21.6%
New Equity Issuance
(2)
150.4 19.6%
Total Sources $767.6 100.0%
Dollar % of
Uses Amount Total
Repay Senior Secured Debt $300.8 39.2%
Existing Mortgages 166.0 21.6%
Repay Senior Subordinated Notes 200.0 26.1%
Cash Dividend to SH ($0.21/PF share) 12.9 1.7%
Cash alllocated to OpCo 30.0 3.9%
Cash alllocated to PropCo 10.0 1.3%
Transfer Taxes (Est.) 10.0 1.3%
Trx, U/W & Financing Fees 22.8 3.0%
Senior Sub Redemption Fees
(3)
15.2 2.0%
Total Uses $767.6 100.0%

30 MTS Health Partners
OpCo/PropCo Structures
Leased and Owned Facilities Analysis
Source: As per Sun Healthcare Group
(1)Management fees are costs designated to the management company which are allocated based on revenues.
2011E
SunBridge
Owned Leased Total Ancillary Total
Revenues $793.5 $946.2 $1,739.7 $291.6 $2,031.3
EBITDARM $154.7 $187.9 $342.5 $54.9 $397.4
% margin 19.5% 19.9% 19.7% 18.8% 19.6%
Rent 0.0 (75.9) (75.9) (1.9) (77.8)
EBITDAM $154.7 $112.0 $266.7 $53.0 $319.6
% margin 19.5% 11.8% 15.3% 18.2% 15.7%
rent coverage na 2.5x 4.5x 28.8x 5.1x
Divisional Overhead $24.6 $29.4 $54.0 $18.6 $72.6
Management Fee
(1)
24.7 29.4 54.1 9.1 63.2
Total Management Fees $49.3 $58.8 $108.1 $27.6 $135.8
% of revenues 6.2% 6.2% 6.2% 9.5% 6.7%
EBITDAR $105.4 $129.1 $234.4 $27.2 $261.7
% margin 13.3% 13.6% 13.5% 9.3% 12.9%
EBITDA $105.4 $53.2 $158.6 $25.3 $183.9
% margin 13.3% 5.6% 9.1% 8.7% 9.1%
Number of Facilities 93 112 205 NA 205

31 MTS Health Partners
OpCo/PropCo Structures
Illustrative OpCo Financials – 2011-Based Valuation
Illustrative Derivation of OpCo Key Metrics
Calculation of Rent Capacity from Owned Facilities
Owned SunBridge 2011E Revenue $793.5
Owned SunBridge 2011E EBITDARM 154.7
Less: Assumed Mgt Fee of 5.0% of Rev (39.7)
Owned SunBridge 2011E EBITDAR $115.0
Rent Coverage Multiple 1.6x
2011E New Rent $71.9
Capitalization Overview
PF Cash Balance $30.0
New Debt Issued (0.6x 2010E EBITDAR) $144.6
Capitalized Rent (8.0x 2010E PF Rent Exp) 1,165.3
Adjusted Debt $1,310.0
New Debt 2011E Interest (L+500) $11.1
New Debt / 2010E EBITDAR 0.58x
Capitalized Rent / 2010E EBITDAR 4.67x
Adj. Debt / 2010E EBITDAR 5.25x
Adj. Net Debt / 2010E EBITDAR 5.13x
New Debt / 2010E EBITDA
(2)
1.39x
Net Debt / 2010E EBITDA
(2)
1.10x
2010E Coverage Ratio
(2)
9.3x
Illustrative OpCo Income Statement
2011E 2012E 2013E 2014E
Revenue $2,031.3 $2,112.6 $2,197.1 $2,284.9
% growth rate na 4.0% 4.0% 4.0%
Total EBITDAR
(3)
$249.5 $261.7 $274.2 $287.4 $301.2
% growth rate na 4.8% 4.8% 4.8%
% margin 12.9% 13.0% 13.1% 13.2%
New Rent
(4)
69.8 $71.9 $74.0 $76.3 $78.5
Existing SunBridge Rent (4) 73.9 75.9 78.1 80.5 82.9
Ancillary Rent
(4)
2.0 1.9 2.0 2.0 2.1
EBITDA
103.8
$112.0 $120.1 $128.6 $137.6
% growth rate na 7.2% 7.1% 7.0%
% margin 5.5% 5.7% 5.9% 6.0%
Depreciation and Amortization
(5)
$19.4 $19.4 $19.4 $19.4
Interest Expense
(6)
$11.1 $11.6 $11.6 $11.6
Taxes (41.0% Tax Rate) 33.4 36.5 40.0 43.7
Net Income $48.0 $52.6 $57.6 $62.9
% growth rate na 9.4% 9.6% 9.2%
% margin 2.4% 2.5% 2.6% 2.8%
Pro-Forma Diluted Shares Outstanding
(7)
61.709 61.709 61.709 61.709
Illustrative E.P.S. $0.78 $0.85 $0.93 $1.02
% growth rate na 9.4% 9.6% 9.2%
(1)
2010E PF Rent of $145.7mm assumes 2010E existing rent of $75.9mm and 2011E New Rent decreased by 3.0% annual growth rate ($69.8mm).
(2)
2010E EBITDA of $103.8mm assumes 2010E EBITDAR of $249.5mm less 2010E PF rent of $145.7.
(3)
Assumes annual EBITDAR margin improvement of 10bps.
(4)
Assumes rent increases at 3.0% annually.
(5)
Assumes 35.0% of 2011E D&A remains with OpCo.
(6)
Interest on New Debt of $145mm (0.6x 2010E EBITDAR, L+500 Interest).
(7)
Reflects issuance of 17.209mm shares for net proceeds of $144.4mm assuming a share price of $8.74, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E
EBITDA.
(1)

32 MTS Health Partners
OpCo/PropCo Structures
Illustrative OpCo Valuation – 2011-Based Valuation
(1) Reflects issuance of 17.209mm shares for net proceeds of $144.4mm assuming a share price of $8.74, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E EBITDA.
Illustrative OpCo Valuation
Forward EBITDAR Multiple 6.00x 6.25x 6.50x 6.75x 7.00x
PF 2011E OpCo EBITDAR $261.7 $261.7 $261.7 $261.7 $261.7
Implied Adjusted Enterprise Value $1,569.9 $1,635.3 $1,700.7 $1,766.1 $1,831.6
Less: Capitalized Rent (8.0x 2010E PF Rent Exp) (1,165.3) (1,165.3) (1,165.3) (1,165.3) (1,165.3)
Implied Enterprise Value $404.6 $470.0 $535.4 $600.8 $666.2
Less: New Debt (0.6x 2010E EBITDAR, L+500) (144.6) (144.6) (144.6) (144.6) (144.6)
Plus: Cash (75.0% of cash remaing post transaction) 30.0 30.0 30.0 30.0 30.0
Implied Equity Value $290.0 $355.4 $420.8 $486.2 $551.6
Pro Forma Diluted Shares Outstanding
(1)
61.709 61.709 61.709 61.709 61.709
Illustrative Per Share Value $4.70 $5.76 $6.82 $7.88 $8.94
Key Metrics
2011E PF EBITDAR $261.7 $261.7 $261.7 $261.7 $261.7
2011E PF EBITDA 112.0 112.0 112.0 112.0 112.0
2011E EPS $0.78 $0.78 $0.78 $0.78 $0.78
Valuation Multiples
Adj. EV / EBITDAR 6.00x 6.25x 6.50x 6.75x 7.00x
EV / EBITDA 3.6x 4.2x 4.8x 5.4x 5.9x
P / E 6.0x 7.4x 8.8x 10.1x 11.5x

33 MTS Health Partners
OpCo/PropCo Structures
Illustrative PropCo Financials – 2011-Based Valuation
Calculation of Rent Capacity from Owned Facilities
Owned SunBridge 2011E Revenue $793.5
Owned SunBridge 2011E EBITDARM 154.7
Less: Assumed Mgt Fee of 5.0% of Rev (39.7)
Owned SunBridge 2011E EBITDAR $115.0
Rent Coverage Multiple 1.6x
2011E New Rent $71.9
Capitalization Overview
PF Cash on Hand $10.0
Rolled Mortgage Debt $166.0
New Debt Issued 192.9
Total Debt Outstanding $358.9
Mortgage Annual Interest (6.9% Interest Rate) $11.4
New Debt Annual Interest (L+400 Interest Rate) 12.9
2011E Interest Expense $24.3
Mortgage Debt / 2010E NOI (EBITDA) 2.54x
New Debt / 2010E NOI (EBITDA) 2.96x
Total Debt / 2010E NOI (EBITDA) 5.50x
Net Debt / 2010E NOI (EBITDA) 5.35x
2010E Coverage Ratio
(1)
2.7x
2011E 2012E 2013E 2014E
Revenues (New OpCo Rent) $69.8 $71.9 $74.0 $76.3 $78.5
% growth rate na 3.0% 3.0% 3.0%
SG&A (6.5% of revenue) 4.5 4.7 4.8 5.0 5.1
NOI / EBITDA $65.3 $67.2 $69.2 $71.3 $73.4
% growth rate na 3.0% 3.0% 3.0%
% margin 93.5% 93.5% 93.5% 93.5%
Depreciation and Amortization
(2)
$36.1 $36.1 $36.1 $36.1
Interest
(3)
24.3 24.9 24.9 24.9
Net Income $6.8 $8.2 $10.3 $12.5
% growth rate na 21.1% 25.2% 20.7%
% margin 9.5% 11.1% 13.5% 15.9%
FFO Calculation
Net Income $6.8 $8.2 $10.3 $12.5
Plus: D&A 36.1 36.1 36.1 36.1
FFO $42.9 $44.3 $46.4 $48.5
Dividend Payable (assumes 80.0% of FFO) $34.3 $35.5 $37.1 $38.8
Pro Forma Diluted Shares Outstanding
(4)
61.709 61.709 61.709 61.709
Dividend Per Share $0.56 $0.57 $0.60 $0.63
(1)
Assumes 2010E NOI/EBITDA of $65.3 (calculated as revenues of $69.8mm less $4.5mm (6.5% of revenues)).
(2)
Assumes 65.0% of 2011E D&A remains with PropCo.
(3)
Interest on rolled Mortgage Debt of $166mm (2.5x PF2010E EBITDA, 6.9% Interest) and New Debt of $193mm (3.0x PF2010E EBITDA, L+400).
(1)
(1)
(1)
(1)
Illustrative Derivation of PropCo Key Metrics
Illustrative PropCo Income Statement

34 MTS Health Partners
OpCo/PropCo Structures
Illustrative PropCo Financials – 2011-Based Valuation
(1) Reflects issuance of 17.209mm shares for net proceeds of $144.4mm assuming a share price of $8.74, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E EBITDA.
Illustrative PropCo Valuation
Forward FFO Multiple 9.00x 9.75x 10.50x 11.25x 12.00x
2011E FFO $42.9 $42.9 $42.9 $42.9 $42.9
Implied Equity Value $385.9 $418.1 $450.2 $482.4 $514.5
Plus: Old Mortgage Debt (2.5x 2010E EBITDA, 6.9% Interest) 166.0 166.0 166.0 166.0 166.0
Plus: New Debt (3.0x 2010E EBITDA, L+400 Interest) 192.9 192.9 192.9 192.9 192.9
Less: Cash (25.0% of cash remaing post trans.) (10.0) (10.0) (10.0) (10.0) (10.0)
Implied Enterprise Value $734.8 $766.9 $799.1 $831.2 $863.4
Pro Forma Diluted Shares Outstanding
(1)
61.709 61.709 61.709 61.709 61.709
Illustrative Per Share Value $6.25 $6.77 $7.30 $7.82 $8.34
Key Metrics
2011E PF NOI / EBITDA $67.2 $67.2 $67.2 $67.2 $67.2
2011E FFO 42.9 42.9 42.9 42.9 42.9
2011E FFO / Share $0.69 $0.69 $0.69 $0.69 $0.69
2011E Dividend/Share 0.56 0.56 0.56 0.56 0.56
2011E EPS 0.11 0.11 0.11 0.11 0.11
Valuation Multiples
EV / EBITDA 10.9x 11.4x 11.9x 12.4x 12.8x
Cap Rate 9.1% 8.8% 8.4% 8.1% 7.8%
FFO/P 9.00x 9.75x 10.50x 11.25x 12.00x
Dividend Yield 8.9% 8.2% 7.6% 7.1% 6.7%
Loan / Value 48.8% 46.8% 44.9% 43.2% 41.6%

OpCo FW EBITDAR Multiple

OpCo FW EBITDAR Multiple

35 MTS Health Partners
OpCo/PropCo Structures
Transaction Overview Summary – 2011-Based Valuation
Illustrative OpCo Summary Income Statement Illustrative PropCo Summary Income Statement
2011E 2012E 2013E 2011E 2012E 2013E
Revenues $2,031.3 $2,112.6 $2,197.1 Revenues (New OpCo Rent) $71.9 $74.0 $76.3
Total EBITDAR 261.7 274.2 287.4 SG&A (6.5% of revenues) 4.7 4.8 5.0
New Rent
(1)
$71.9 $74.0 $76.3 NOI / EBITDA $67.2 $69.2 $71.3
Existing Rent 77.8 80.1 82.5 Interest Expense
(4)
24.3 24.9 24.9
Consolidated Lease Coverage 1.7x 1.8x 1.8x FFO $42.9 $44.3 $46.4
EBITDA $112.0 $120.1 $128.6 % margin 59.7% 59.9% 60.8%
% margin 5.5% 5.7% 5.9%
0.0 0.0 0.0 0.0 0.0 0.0
Illustrative OpCo Valuation Illustrative PropCo Valuation
FW EBITDAR Multiple 6.0x 6.5x 7.0x FW FFO Multiple 9.0x 10.5x 12.0x
PF 2011E OpCo EBITDAR $261.7 $261.7 $261.7 2011E FFO $42.9 $42.9 $42.9
Implied Adjusted Enterprise Value $1,569.9 $1,700.7 $1,831.6 Implied Equity Value $385.9 $450.2 $514.5
Less: Capitalized Rent (8.0x) (1,165.3) (1,165.3) (1,165.3) Plus: Debt
(5)
358.9 358.9 358.9
Implied Enterprise Value $404.6 $535.4 $666.2 Less: Cash
(6)
(10.0) (10.0) (10.0)
Less: New Debt
(2)
(144.6) (144.6) (144.6) Implied Enterprise Value $734.8 $799.1 $863.4
Plus: Cash
(3)
30.0 30.0 30.0 Implied Cap Rate (2011E EBITDA/EV) 9.1% 8.4% 7.8%
Implied Equity Value $290.0 $420.8 $551.6 0.0 0.0 0.0
Illustrative Per Share Value $4.70 $6.82 $8.94 Illustrative Per Share Value $6.25 $7.30 $8.34
Implied Combined Per Share Value % Premium to Current Share Value ($8.74)
PropCo FW FFO Multiple PropCo FW FFO Multiple
$14.1 9.00x 9.75x 10.50x 11.25x 12.00x 9.00x 9.75x 10.50x 11.25x 12.00x
6.00x $10.95 $11.47 $11.99 $12.52 $13.04 6.00x 25.3% 31.3% 37.2% 43.2% 49.2%
6.25x 12.01 12.53 13.05 13.58 14.10 6.25x 37.4% 43.4% 49.4% 55.3% 61.3%
6.50x 13.07 13.59 14.11 14.64 15.16 6.50x 49.6% 55.5% 61.5% 67.5% 73.4%
6.75x 14.13 14.65 15.17 15.70 16.22 6.75x 61.7% 67.7% 73.6% 79.6% 85.5%
7.00x 15.19 15.71 16.23 16.76 17.28 7.00x 73.8% 79.8% 85.7% 91.7% 97.7%
(5)
Mortgage Debt of $166mm (2.5x PF2010E EBITDA, 6.9% Interest) and New Debt of $193mm
(3.0x PF2010E EBITDA, L+400 Interest).
(6)
Cash equal to 25.0% of PF cash balance of $40.0mm.
(1)
Assumes 1.6x Rent Coverage on owned EBITDARM less management fees (5.0% of revenues).
(2)
New Debt issued at 0.6x 2010E EBITDAR, L+500 interest rate.
(3)
Cash equal to 75.0% of PF cash balance of $40.0mm..
(4)
Interest on rolled Mortgage Debt of $166mm (2.5x PF2010E EBITDA, 6.9% Interest) and
         New Debt of $193mm (3.0x PF2010E EBITDA, L+400 Interest).

OpCo FW EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR

OpCo Adj. Debt/ EBITDAR

OpCo FW EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR

OpCo Adj. Debt/ EBITDAR

36 MTS Health Partners
OpCo/PropCo Structures
Transaction Overview Summary – Valuation Sensitivity
% Premium to Current Share Value ($8.74)
PropCo FW FFO Multiple PropCo FW FFO Multiple
9.00x 9.75x 10.50x 11.25x 12.00x
6.00x 25.3% 31.3% 37.2% 43.2% 49.2%
6.25x 37.4% 43.4% 49.4% 55.3% 61.3%
6.50x 49.6% 55.5% 61.5% 67.5% 73.4%
6.75x 61.7% 67.7% 73.6% 79.6% 85.5%
7.00x 73.8% 79.8% 85.7% 91.7% 97.7%
% Premium to Current Share Value ($8.74) % Premium to Implied Share Value @ 12/31/10 ($11.74)
PropCo Debt/EBITDA Multiple PropCo Debt/EBITDA Multiple
4.50x 5.00x 5.50x 6.00x 6.50x
4.75x 42.0% 45.5% 49.4% 53.6% 58.3%
5.00x 46.2% 50.3% 54.8% 59.8% 65.4%
5.25x 51.3% 56.1% 61.5% 67.6% 74.5%
5.50x 57.6% 63.4% 70.0% 77.6% 86.5%
5.75x 65.5% 72.7% 81.1% 87.9% 88.1%
Equity Financing Needed ($) Equity Financing Needed ($)
PropCo Debt/EBITDA Multiple
$150.4 4.50x 5.00x 5.50x 6.00x 6.50x
4.75x $344.4 $311.1 $277.8 $244.5 $211.2
5.00x 280.7 247.4 214.1 180.8 147.5
5.25x 217.0 183.7 150.4 117.1 83.8
5.50x 153.3 120.0 86.7 53.4 20.1
5.75x 89.7 56.4 23.1 0.0 0.0
PropCo Loan to Value @ Debt/EBITDA multiple of: PropCo Loan to Value @ Debt/EBITDA multiple of:
44.9% 4.50x 5.00x 5.50x 6.00x 6.50x
Ent.Value-Based
(3)
37.7% 41.3% 44.9% 48.4% 51.8%
Prop. Value-Based
(3)
44.9% 49.9% 54.9% 59.9% 64.9%
$358.9 4.50x 5.00x 5.50x 6.00x 6.50x
$293.6 $326.3 $358.9 $391.5 $424.1
% Premium to Implied Share Value @ 12/31/10 ($11.74)
9.00x 9.75x 10.50x 11.25x 12.00x
6.00x 0.5% 5.3% 10.0% 14.8% 19.6%
6.25x 10.2% 15.0% 19.8% 24.5% 29.3%
6.50x 19.9% 24.7% 29.5% 34.3% 39.0%
6.75x 29.6% 34.4% 39.2% 44.0% 48.8%
7.00x 39.4% 44.1% 48.9% 53.7% 58.5%
% Premium to Implied Share Value @ 12/31/10 ($11.74)
PropCo Debt/EBITDA Multiple
4.50x 5.00x 5.50x 6.00x 6.50x
4.75x 20.2% 22.2% 24.5% 26.9% 29.5%
5.00x 22.0% 24.3% 26.8% 29.5% 32.5%
5.25x 24.0% 26.6% 29.5% 32.6% 36.1%
5.50x 26.5% 29.5% 32.8% 36.5% 40.6%
5.75x 29.4% 32.9% 36.8%
39.9% 40.1%
Equity Financing Needed ($)
PropCo Debt/EBITDA Multiple
$150.4 4.50x 5.00x 5.50x 6.00x 6.50x
4.75x $344.4 $311.1 $277.8 $244.5 $211.2
5.00x 280.7 247.4 214.1 180.8 147.5
5.25x 217.0 183.7 150.4 117.1 83.8
5.50x 153.3 120.0 86.7 53.4 20.1
5.75x 89.7 56.4 23.1 0.0 0.0
PropCo Loan to Value @ Debt/EBITDA multiple of:
44.9% 4.50x 5.00x 5.50x 6.00x 6.50x
Ent.Value-Based
(3)
37.7% 41.3% 44.9% 48.4% 51.8%
Prop. Value-Based
(3)
44.9% 49.9% 54.9% 59.9% 64.9%
(1)
Implied share value calculated by using 12/31/10E balance sheet data and share count and applying Sun’s current forward EBITDAR multiple to 2011E EBITDAR to derive 12/31/10E Adj.
Ent. Val.
(2)
Assumes PropCo Valuation based on FFO multiple of 10.5x and OpCo valuation based on EBITDAR Multiple of 6.5x.
(3)
Enterprise Value based upon PropCo valuation at 10.5x FW FFO.  Property Value of $653.5mm based upon 2011E SunBridge Owned EBITDAR of $115.0mm, 1.6x coverage and 11.0% cap rate.

37 MTS Health Partners
OpCo/PropCo Structures
“Has-Gets” Analysis
(1) Implied share value calculated by using 12/31/10E balance sheet data and share count and applying Sun’s current forward EBITDAR multiple to 2011E EBITDAR to derive 12/31/10E Adj. Ent. Val.
(2) Reflects Accretion assuming share issuance at $11.74 per share
(3) See page 75 for NOL treatment.
(1)
Sun Healthcare Group At December 2010
Today At Dec. 2010 OpCo
(@ mid-point)
PropCo
(@ mid-point)
Total
(@ mid-point)
Stock Price $8.74 $11.74 $6.82 $7.30 $14.11
FW EBITDAR/FFO Multiple 6.4x 6.4x 6.5x 10.5x NA
Accretion/(Dilution) - vs. $8.74 NA NA NA NA 61.5%
Accretion/(Dilution) - vs. $11.74
(2)
NA NA NA NA 29.5%
Proportion of Combined Value 48.3% 51.7% 100.0%
Tax Treatment
(3)
Double Taxation Double Taxation Tax Advantaged Structure
Leverage
Net Debt $601.2 $553.0 $114.6 $348.9 $463.5
LTM Net Debt Multiple 3.45x 3.18x 1.10x 5.35x NA
LTM Adjusted Net Debt Multiple 4.80x 4.64x 5.13x NA NA
Valuation Drivers - LTC reimbursement - LTC reimbursement - Acquisition of new properties
- Operational execution - Operational execution - Credit quality of lessee counterparties
- Delevering through attractive - Acquisition growth - Capital struture optimization capital structure - Investor yield
- Acquisition growth

20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
16.5x
15.6x
13.9x
13.9x
13.8x
13.4x
12.3x
11.8x
VTR
HR
HCN
HCP
LTC
NHP
SNH
OHI

20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
14.6x
14.1x
13.7x
13.4x
13.3x
12.9x
11.5x
10.9x
VTR
NHP
HR
HCP
HCN
LTC
SNH
OHI

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
59.0%
46.0%
42.1%
42.0%
38.7%
35.6%
30.7%
2.4%
HCP
HR
VTR
NHP
HCN
OHI
SNH
LTC

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.8%
8.1%
7.6%
6.8%
6.7%
6.5%
6.4%
6.2%
OHI
SNH
LTC
NHP
HCN
HR
VTR
HCP

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.1%
6.7%
6.1%
6.1%
6.0%
5.6%
5.0%
4.6%
HR
SNH
HCN
HCP
OHI
LTC
NHP
VTR

12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
8.0x
6.5x
5.1x
4.4x
4.2x
3.8x
3.0x
0.2x
HR
HCP
HCN
VTR
NHP
SNH
OHI
LTC

38 MTS Health Partners
OpCo/PropCo Structures
Public REIT Comparables
P / 2010E FFO
P / 2011E FFO
Debt / Undepreciated Assets
(% Loan to Value)
Debt / 2009E EBITDA
Sources: Company press releases, public documents, and Wall Street research consensus estimates as of 1/29/10.
Note:     Consensus FFO Estimates obtained from Wall Street Research as of 1/26/10.
(1)          Calculated as 2010E EBITDA divided by total enterprise value
2010E Cap Rate
(1)
Dividend Yield
Mean = 13.0x Mean = 13.9x
Mean = 7.3% Mean = 4.4x
(38.1%)
Mean = 5.9x
(43.8%) (27.3%) (27.3%)
(30.0%)
(21.4%)
(27.3%)
(1.4%)
Key
HCP, Inc. HCP Nationwide Health Properties Inc. NHP
Healthcare Realty Trust Inc. HR Omega Healthcare Investors Inc. OHI
Health Care REIT Inc. HCN Senior Housing Properties Trust SNH
LTC Properties Inc. LTC Ventas Inc. VTR

18.0x
17.0x
16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
REIT Index Forward FFO Multiples
LTC Index Forward EBITDAR Multiple

39 MTS Health Partners
Forward FFO Multiple and Forward EBITDAR Multiple – 2003-2010 YTD
OpCo/PropCo
Structures
6.4x
13.7
x
Source: CapitalIQ as of 1/29/10
Long Term Care Index: EXE, SKH, ENSG, KND, SUNH, Manor Care, Genesis
HC REIT Index:  VTR, NHP, HR, HCP, HCN, LTC, SNH, OHI

18.0x
17.0x
16.0x
15.0x
14.0x
13.0x
12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
REIT Index Forward FFO Multiples
LTC Index Forward EBITDAR Multiple
Sun Forward EBITDAR Multiple
Omega Forward FFO Multiple

40 MTS Health Partners
Forward FFO Multiple and Forward EBITDAR Multiple – 2003-2010 YTD
OpCo/PropCo Structures
Source: CapitalIQ as of 1/29/10
Long Term Care Index: EXE, SKH, ENSG, KND, SUNH, Manor Care, Genesis
HC REIT Index:  VTR, NHP, HR, HCP, HCN, LTC, SNH, OHI

41 MTS Health Partners
OpCo/PropCo Structures
Conclusions/Next Steps
Next Steps Conclusions
Management has used the last 2 months to intensively explore the feasibility and consequences of a real estate-driven transaction
Split of real estate from operating assets has the potential to create meaningful value for Sun shareholders
Would provide for two separately traded public companies
that together are expected to be valued in excess of Sun’s
standalone equity valuations
Partially eliminates Federal “double taxation” on profits
driven from Sun’s real estate, providing for regular cash
dividends to shareholders
Provides Sun shareholders with a separately traded, high
growth REIT vehicle
However, will require execution of a series of complex
transactions to position monetization in the form of a real
estate spin (or a simultaneous) real estate merger transaction
We believe that a spin should be the baseline transaction
pursued
Execution simplicity vs. merger transaction
Work to facilitate such spin would likewise facilitate
exploration of a merger - could be executed in concert with
or following a spin transaction
Management is requesting board approval to take all steps
necessary to provide an “execution-ready” transaction for
consideration and approval of the board
Further refinement of current operating and financial
model by project team
Finalization of tax work to finalize expected tax
impact to Sun and its shareholders upon spin
Procurement of preliminary term sheets for
OpCo/PropCo debt
Further investigation / discussions with
counterparties for internal “split” transaction
Detailed preparation of separation plan, including
balance sheet development for each entity
Integration of corporate restructuring flexibility
into “Amend” discussions with bank group
Legal and financial advisor discussions with
independent board committees
  Finalization of PropCo business plan

V. Financing Alternatives

43 MTS Health Partners
Financing Alternatives
Current Capital Structure
Potential Solutions The Challenges
Sun’s current capital structure – specifically its $330
million term loan, priced at L+200bps (current 3MO
LIBOR = 0.2491%), continues to be an asset for Sun
as it battles reimbursement headwinds
$150 million LIBOR swap (@ 6.8% avg.)
expires in July 2010
However, the term facility presents several significant
near and medium-term challenges:
Risks of covenant default - Q1/Q2 2011 due to
the impact of reimbursement cuts
Risks of exceeding L/C baskets that finance
workers’ comp insurance
Currently at capacity
Previous cash-funded program reduced
cash and negatively impacted covenants
Limited acquisition flexibility
Acquisition basket of $75 million has been
reduced to $31.7 million
Transactions financed entirely with equity
or equity proceeds count against this basket
Sun has a range of potential term loan and broader
capital structure solutions
Each can be done standalone or with a
transaction
Each must be considered alongside the timing
and probability of other options presented today
Term Loan Amendment Options
“Amendment” – revises financial covenants and
baskets in exchange for increased pricing and
consent fee
Term Loan Refinancing Options
Partial Refinancing – partial payoff of term loan
with high yield, equity or converts in connection
with Amend or Amend and Extend
Full Refinancing
Full re-syndication of term loan
Potential to de-lever through additional
high yield, equity or convert issuance

▪ ▪ ▪	▪ ▪	▪	▪ ▪	▪
	▪	▪ ▫	▪ ▫	▪ ▫	▪
	▪ ▪	▪	▪	▪	▪
	▪ ▪	▪ ▪	▪ ▪	▪ ▪	▪ ▪
	▪ ▪	▪ ▪	▪ ▪	▪ ▪	▪ ▪
	▪ ▪	▪ ▪	▪ ▪	▪ ▪	▪ ▪

44 MTS Health Partners
Financing Alternatives
Overview of Alternatives
Amend
Senior Debt Refinancing Alternatives
$100mm Equity $150mm HY Notes $100mm Convert
100% Senior / High Yield
Repay w/ HY
Rate: L+300-350 bps
LIBOR floor: 1.5%
25 bps consent free
Underwriting spread
of 4.0%
Discount to market
price of 5.0%
9.0% Interest Rate
3.0% Interest Rate
Convertible strike price
of $12.00/share (37%
premium to current)
9.0% Interest Rate
Current capital structure
remains intact
$100mm new equity
$25mm to pre-pay
term loan
Issue $150mm new
Tack-on Notes
$75mm to pre-pay term
loan
$100mm new
Convertible Notes
$25mm to pre-pay term
loan
Issue $600mm new High
Yield Notes to replace
term loan and outstanding
High Yield Notes
Provide financial
covenant relief
Delay step downs in
current covenant levels –
TBD
Fulfills current
covenant
requirements
Covenants must be
renegotiated
Covenants must be
renegotiated
Relieves covenant issues
2.26x
1.98
1.74x
1.46
1.42x
1.18
2.27x
2.00
0.15x
(0.07)
3.40x
3.12
2.88x
2.60
3.42x
3.18x
3.41x
3.14
3.57x
3.36
0.0% (3.0% vs Budg.)
NA
(18.4%)
(18.0%)
(13.5%)
(11.1%)
(1.9%)
(13.2%)
(26.4%)
(21.3%)
Terms
Capital
Structure
Impact
Covenant
Impact
Sr. Lev – Q1’10
Sr. Lev – Q1’11
Tot Lev – Q1’10
Tot Lev – Q1’11
Acc/(Dil) – 2010
Acc/(Dil) – 2011

Equity Issuance

Equity Issuance

Equity Issuance

Equity Issuance

Equity Issuance

Equity Issuance

Equity Issuance

Equity Issuance

45 MTS Health Partners
Financing Alternatives
Combination Analysis – Equity vs. High Yield Issuance
Note: 25% and 50% of Equity Issuance and High Yield Issuance respectively used to pay down term loan. Leverage multiples in red denote violations of current covenants.
2010 EPS A/(D) Sensitivity-$ 2011 EPS A/(D) Sensitivity-$
High Yield Issuance High Yield Issuance
($0.17) $0.0 $75.0 $150.0 ($0.18) $0.0 $75.0 $150.0
$0.0 $0.00 ($0.06) ($0.13) $0.0 $0.00 ($0.06) ($0.11)
50.0 (0.10) (0.15) (0.21) 50.0 (0.10) (0.15) (0.20)
100.0 (0.17) (0.23) (0.28) 100.0 (0.18) (0.23) (0.27)
2010 EPS A/(D) Sensitivity-% 2011 EPS A/(D) Sensitivity-%
High Yield Issuance High Yield Issuance
-18.4%
$0.0 $75.0 $150.0
-18.1%
$0.0 $75.0 $150.0
$0.0 0.0% (6.8%) (13.5%) $0.0 0.0% (5.6%) (11.2%)
50.0 (10.3%) (16.3%) (22.2%) 50.0 (10.1%) (15.1%) (20.0%)
100.0 (18.4%) (23.8%) (29.2%) 100.0 (18.1%) (22.6%) (27.0%)
Q1 2010 Senior Leverage Q1 2011 Senior Leverage
High Yield Issuance High Yield Issuance
1.74x
$0.0 $75.0 $150.0
1.46x
$0.0 $75.0 $150.0
$0.0 2.26x 1.84x 1.42x $0.0 1.98x 1.58x 1.18x
50.0 2.00x 1.58x 1.16x 50.0 1.72x 1.32x 0.92x
100.0 1.74x 1.32x 0.90x 100.0 1.46x 1.06x 0.65x
Q1 2010 Total Leverage Q1 2011 Total Leverage
High Yield Issuance High Yield Issuance
2.88x
$0.0 $75.0 $150.0
2.60x
$0.0 $75.0 $150.0
$0.0 3.40x 3.41x 3.42x $0.0 3.12x 3.15x 3.18x
50.0 3.14x 3.15x 3.16x 50.0 2.86x 2.89x 2.91x
100.0 2.88x 2.89x 2.90x 100.0 2.60x 2.62x 2.65x

VI. Portfolio Rationalization Alternatives

47 MTS Health Partners
Portfolio Rationalization Alternatives
Oklahoma Portfolio
Oklahoma Financials Overview
Sun’s Oklahoma portfolio was acquired from Peak in 2005
Consists of 9 properties – 5 owned and 4 leased
Owned properties – 2009 EBITDA of $3.0 million with mortgage debt of $18.6 (6.2x leverage)
Leased properties – 2009 EBITDA of $0.3m
Regional management is projecting significant improvement in
2010 due to improving operating trends and more focused
marketing
Significant GLPL upside for regional and mom/pop acquirors
Next Steps
Note: Oklahoma projections are net of budget shell and regional management allocations.
(1) Includes additional $1.2mm of unallocated self-insurance expense currently allocated to states other than Oklahoma, that would be saved under a divestiture of OK.
Divestiture of the portfolio should be pursued due to low quality mix, high GLPL costs and OK state reimbursement environment
Proceeds would be used to retire debt and could be recycled to acquire other facilities within existing acquisition basket
Sun has engaged a local broker to assess the market to determine likely buyers, potential pricing and optimal timing:
Most recent sale of facilities was by Sun in 2008
for 9.5x EBITDAR and $25,000 per bed
Current financials have both operating and GLPL upside that
would be easily realized by a more localized operator
Given expected 2010 operating improvements and a somewhat tepid
M&A environment, any sale efforts are expected to be reactive until
2010 performance can be demonstrated
2009 2010 2011
Quality Mix - Owned 59.3% 60.7% 60.8%
Quality Mix - Leased 36.7% 40.7% 40.9%
Total Quality Mix
47.9% 50.8% 51.1%
Revenue - Owned $30.2 $30.8 $32.4
Revenue - Leased 28.4 29.7 29.9
Total Revenue
$58.6 $60.4 $62.4
% YOY Growth 3.2% 3.2%
EBITDAR - Owned $3.3 $3.7 $4.1
EBITDAR - Leased 2.2 3.1 3.1
Total EBITDAR
$5.5 $6.8 $7.2
% Margin 9.4% 11.2% 11.6%
% YOY Growth 22.9% 6.8%
Rent 2.2 2.1 2.1
EBITDA - Owned
$3.0 $3.7 $3.7
EBITDA - Leased
0.3 1.0 1.4
Total EBITDA
$3.3 $4.7 $5.1
Less: Unallocated Self Insurance Exp.
(1)
1.2 1.2 1.2
Adj. EBITDA (Marginal to Sun)
$2.1 $3.5 $3.9
% Margin 3.6% 5.7% 6.2%

48 MTS Health Partners
Portfolio Rationalization Alternatives
Oklahoma Portfolio – Sale Matrix
Purchase Price
$40.0 $45.0 $50.0 $55.0 $60.0 $65.0
EBITDAR Multiples:
Metric
2009 $5.5 7.3x 8.2x 9.1x 10.0x 10.9x 11.8x
Adjusted 2009
(1)
6.5 6.2x 6.9x 7.7x 8.5x 9.2x 10.0x
2010 6.8 5.9x 6.7x 7.4x 8.1x 8.9x 9.6x
Adjusted 2010
(1)
7.8 5.2x 5.8x 6.4x 7.1x 7.7x 8.4x
Per Bed Multiple 1,313 $30,465 $34,273 $38,081 $41,889 $45,697 $49,505
2010 A/(D) @ Sun Interest of:
(2)
3.7% 1.0% 1.2% 1.4% 1.5% 1.7% 1.8%
4.7% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2%
5.7% 1.4% 1.7% 1.9% 2.1% 2.4% 2.6%
2011 A/(D) @ Sun Interest of:
(2)
5.2% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6%
6.2% 0.8% 1.0% 1.2% 1.5% 1.7% 1.9%
7.2% 0.9% 1.2% 1.5% 1.8% 2.0% 2.3%
Net Leverage
Cur./Covenant
Q1 2011 3.09x / 3.00x 2.98x 2.97x 2.95x 2.93x 2.91x 2.89x
Q4 2011 2.77x / 3.00x 2.68x 2.66x 2.64x 2.63x 2.61x 2.59x
Senior Leverage
Q1 2011 1.98x / 2.00x 1.82x 1.80x 1.78x 1.77x 1.75x 1.73x
Q4 2011 1.72x / 2.00x 1.56x 1.55x 1.53x 1.51x 1.50x 1.48x
1)
Adjusted EBITDAR includes additional $1.0mm of self-insurance expense that could be saved by a regional/local buyer.
2)
Represents the projected interest rate on Sun’s term loan debt that can be repaid with sale proceeds. Net Income adjustments for the removal of Oklahoma Facilities calculated as reduction in tax-affected EBITs of $1.9mm and $2.4mm in 2010E and 2011E, respectively, plus a reduction of Mortgage and Term Loan interest  expense for the repayment of associated debt. Reduction in interest expense calculated by applying proceeds from sale (net of taxes, based on a tax basis of $20.6mm and tax rate of 41.0%) to Term Loan with a
2010E average interest rate of 4.7% and 2011E average interest rate of 6.2%.

49 MTS Health Partners
Portfolio Rationalization Alternatives
CareerStaff Divestiture
CareerStaff Financials Overview
Next Steps
(1) Corporate costs estimated based on 2010 projection and 2.0% annual cost increases.
Management previously commenced initial exploration of
marketing CareerStaff in 2007
Decided to wait given deteriorating credit markets and
staffing trends
Staffing continues to be in an industry-wide slump
While Allied staffing is seen as a higher-quality staffing
model, it has been similarly affected
Despite industry trends, CareerStaff management
counteracted negative 2009 revenue growth with increased
margins
Nevertheless, likely strategic buyers continue to face
revenue erosion, depressed equity valuations and, for some
entities, liquidity issues
While CareerStaff may not be “core” to Sun operations, the
loss of its associated margin contribution would be materially
(5-8%) dilutive assuming a wide range of sale prices/multiples
Dilution is primarily driven by the limited benefit of using sale proceeds to pay low-cost senior credit facility debt,
combined with tax inefficiencies from a sale
Given a strong management team and improving industry
fundamentals, we believe that a CareerStaff process should be delayed until further operating visibility is achieved, and/or its sale can be used to facilitate some other transaction
2008A 2009E 2010E 2011E
Revenue $120.4 $102.6 $104.7 $107.9
% YOY Growth (14.8%) 2.1% 3.0%
Operating Expenses $109.0 $92.2 $95.1 $97.9
% of Revenue 90.5% 89.9% 90.8% 90.8%
EBITDAR $11.5 $10.3 $9.6 $10.0
% Margin 9.5% 10.1% 9.2% 9.2%
% YOY Growth (10.0%) (6.5%) 3.3%
Rent 1.0 0.9 0.9 0.8
EBITDA $10.5 $9.4 $8.8 $9.1
% Margin 8.7% 9.2% 8.4% 8.4%
% YOY Growth (10.4%) (6.7%) 4.1%
Corporate Costs
(1)
1.0 1.1 1.1 1.1
Adjusted EBITDA $9.4 $8.3 $7.7 $8.0
% Margin 7.8% 8.1% 7.3% 7.4%

50 MTS Health Partners
Portfolio Rationalization Alternatives
CareerStaff Divestiture – Sale Matrix
Purchase Price
$50.0 $60.0 $70.0 $80.0 $90.0 $100.0
EBITDA Multiples: Metric
2009 $9.4 5.3x 6.4x 7.5x 8.5x 9.6x 10.7x
Adj. 2009 (w/Corp.Costs) 8.3 6.0x 7.2x 8.4x 9.6x 10.8x 12.0x
2010 8.8 5.7x 6.8x 8.0x 9.1x 10.3x 11.4x
Adj. 2010 (w/Corp.Costs) 7.7 6.5x 7.8x 9.1x 10.4x 11.7x 13.0x
2010 A/(D) @ Sun Interest of:
(1)
3.7% (7.7%) (7.4%) (7.1%) (6.8%) (6.5%) (6.2%)
4.7% (7.1%) (6.7%) (6.3%) (5.9%) (5.5%) (5.2%)
5.7% (6.5%) (6.0%) (5.6%) (5.1%) (4.6%) (4.2%)
2011 A/(D) @ Sun Interest of:
(1)
5.2% (6.9%) (6.5%) (6.1%) (5.7%) (5.3%) (4.9%)
6.2% (6.3%) (5.8%) (5.4%) (4.9%) (4.4%) (3.9%)
7.2% (5.8%) (5.2%) (4.7%) (4.1%) (3.6%) (3.0%)
Net Leverage Cur./Covenant
Q1 2011 3.09x / 3.00x 3.03x 2.99x 2.96x 2.92x 2.88x 2.85x
Q4 2011 2.77x / 3.00x 2.71x 2.68x 2.64x 2.61x 2.57x 2.50x
Senior Leverage
Q1 2011 1.98x / 2.00x 1.84x 1.80x 1.76x 1.73x 1.69x 1.65x
Q4 2011 1.72x / 2.00x 1.57x 1.54x 1.50x 1.47x 1.43x 1.37x
1)
Represents the projected interest rate on Sun’s term loan debt that can be repaid with sale proceeds. Net Income adjustments for the removal of CareerStaff calculated as reduction in tax affected EBITs of $7.0mm and $7.5mm in 2010E and 2011E, respectively, plus a reduction of Term Loan interest expense for the repayment of associated debt. Reduction in interest expense calculated by applying proceeds from sale net of taxes (assessed on a Net Tax Basis of $30.0mm, and tax rate of 41.0%) to Term Loan with a 2010E average interest rate of 4.7% and 2011E average interest rate of 6.2%.

51 MTS Health Partners
Portfolio Rationalization Alternatives
CareerStaff
Divestiture –
Buyer Perspective
ATTRACTIONS CONSIDERATIONS
Focus on therapist staffing offers an entry into the
attractive allied market
National network of offices and recognized brand
name
Potential for significant operating efficiencies to a
strategic buyer
Growth opportunities
Cross-selling to existing customers
Expansion into new geographic markets
Experienced and accomplished management
team
Downward trending top line
High exposure to economic cycles
Sustainability of margins
Reimbursement risks
Exposure to California Medicaid

VII. Portfolio Expansion Alternatives

53 MTS Health Partners
Portfolio Expansion Alternatives
Comparison of Alternatives
(1) Acquisition currency consists of cash on hand, new debt issued at 4.0x target EBITDA (6.0% interest rate), and Sun Equity raised at $8.74 per share less a 5.0% discount to market price and a 4.0% underwriting spread ($7.97/share).
LTC Acquisition Alternatives Hospice Acqusition Alternatives
Base Case Small Medium Large Small Medium Large
2009E Revenue $1,881.8 $166.7 $666.7 $1,000.0 $25.0 $100.0 $689.4
2009E EBITDAR/EBITDA 176.8 20.0 80.0 120.0 5.0 20.0 75.1
% Margin 9.4% 12.0% 12.0% 12.0% 20.0% 20.0% 10.9%
2009E EBITDAR/EBITDA (w/synergies) - 21.7 93.3 150.0 5.3 21.0 80.1
% Margin
-
13.0% 14.0% 15.0% 21.0% 21.0% 11.6%
Purchase Price (Enterprise Value) - $ - $140.0 $560.0 $840.0 $47.5 $190.0 $686.0
Purchase Price - EBITDAR/EBITDA Mult. - 7.0x 7.0x 7.0x 9.5x 9.5x 9.1x
Acquisition Currency
Cash on Hand - 13.9% 3.5% 2.3% 40.9% 10.2% 15.0%
Debt - 55.4% 55.4% 55.4% 40.9% 40.9% 37.5%
Equity
(1)
- 30.7% 41.1% 42.3% 18.1% 48.8% 47.5%
PF Cap Structure
Capital Leases $0.8 $0.8 $0.8 $0.8 $0.8 $0.8 $0.8
Revolver 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Term Loan 329.1 409.1 649.1 809.1 349.1 409.1 629.7
Mortgage Debt 170.6 179.1 179.1 179.1 179.1 179.1 170.6
Total Bank Debt $500.5 $589.1 $829.1 $989.1 $529.1 $589.1 $801.1
Senior Sub Notes 200.0 200.0 200.0 200.0 200.0 200.0 200.0
Total Debt $700.5 $789.1 $1,029.1 $1,189.1 $729.1 $789.1 $1,001.1
Sr.Lev - Q1 '10 2.26x 2.52x 2.74x 2.75x 2.41x 2.53x 3.15x
Sr.Lev - Q1 '11 1.98x 2.28x 2.58x 2.62x 2.15x 2.29x 3.94x
Tot.Lev - Q1 '10 3.40x 3.53x 3.48x 3.37x 3.52x 3.54x 3.13x
Tot.Lev - Q1 '11 3.09x 3.29x 3.31x 3.23x 3.26x 3.30x 2.34x
Acc/(Dil) - 2010 - 4.8% 9.3% 17.1% 1.9% (6.0%) (17.4%)
Acc/(Dil) - 2011 - 5.2% 10.1% 17.7% 1.9% (5.8%) (13.5%)

54 MTS Health Partners
Portfolio Expansion Alternatives
Comparison of LTC Alternatives
Potential for broader array of strategic
alternatives upon reimbursement visibility
Impact of RUGs IV can be better assessed
Potential for deteriorating reimbursement
outlook
- Limits ability to pursue/finance transactions
Potential covenant issues in out-years –
exacerbated by reimbursement and/or higher
healthcare costs
Synergies – potential cost/operating
More digestible than large acquisition
Current acquisition basket limits
Timing of RUGs IV implementation
Large trx. distraction, with more limited
impact
Potential for meaningful accretion
Synergies – cost and potential operating
Potential upside relative to standalone
projections and associated risks
Reimbursement uncertainty could provide
impetus for all parties to do a trx. now
Improved share liquidity in stock
transaction
Loss of current capital structure
Timing of RUGs IV implementation
Delays, or makes more challenging, potential
for Sun change of control premium
Potential for inefficient span of control
ATTRACTIONS CONSIDERATIONS
Medium Or
Large/Transformative
Transaction
Maintain
Status Quo
(for now)
Smaller
Transaction

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

55 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – 2011 Accretion/(Dilution) Analysis
$20.0mm EBITDAR Purchase $80.0mm EBITDAR Purchase $120.0mm EBITDAR Purchase
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
$8.74 10.8% 5.2% 0.1% (4.5%)
10.74 12.1% 7.4% 3.0% (1.0%)
12.74 13.0% 9.0% 5.2% 1.6%
14.74 13.7% 10.1% 6.8% 3.6%
16.74 14.2% 11.0% 8.0% 5.2%
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
1.0% 10.8% 5.2% 0.1% (4.5%)
2.0% 12.8% 7.1% 1.9% (2.7%)
3.0% 14.9% 9.1% 3.8% (1.0%)
4.0% 16.9% 11.0% 5.6% 0.8%
5.0% 19.0% 12.9% 7.5% 2.5%
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
2.5x 5.1% 0.1% (4.4%) (8.5%)
3.0x 6.9% 1.7% (3.0%) (7.3%)
3.5x 8.8% 3.4% (1.5%) (5.9%)
4.0x 10.8% 5.2% 0.1% (4.5%)
4.5x 12.9% 7.0% 1.8% (3.0%)
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
$8.74 27.6% 10.1% (3.2%) (13.6%)
10.74 35.2% 18.9% 6.1% (4.2%)
12.74 41.0% 25.9% 13.7% 3.6%
14.74 45.6% 31.4% 19.8% 10.1%
16.74 49.2% 36.0% 25.0% 15.6%
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
1.0% 21.5% 4.9% (7.8%) (17.7%)
2.0% 27.6% 10.1% (3.2%) (13.6%)
3.0% 33.6% 15.3% 1.4% (9.5%)
4.0% 39.7% 20.6% 6.0% (5.4%)
5.0% 45.8% 25.8% 10.6% (1.3%)
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
2.5x 9.5% (3.0%) (13.0%) (21.1%)
3.0x 14.7% 0.8% (10.1%) (18.8%)
3.5x 20.7% 5.2% (6.8%) (16.3%)
4.0x 27.6% 10.1% (3.2%) (13.6%)
4.5x 35.6% 15.7% 0.9% (10.5%)
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
$8.74 41.6% 17.7% 0.6% (12.1%)
10.74 53.1% 29.9% 12.8% (0.4%)
12.74 62.2% 39.9% 22.9% 9.6%
14.74 69.6% 48.2% 31.6% 18.3%
16.74 75.6% 55.2% 39.0% 25.9%
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
1.0% 26.1% 4.8% (10.4%) (21.7%)
2.0% 33.8% 11.2% (4.9%) (16.9%)
3.0% 41.6% 17.7% 0.6% (12.1%)
4.0% 49.3% 24.1% 6.2% (7.2%)
5.0% 57.1% 30.5% 11.7% (2.4%)
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
2.5x 16.4% 0.6% (11.5%) (20.9%)
3.0x 23.4% 5.5% (7.9%) (18.3%)
3.5x 31.7% 11.1% (3.9%) (15.4%)
4.0x 41.6% 17.7% 0.6% (12.1%)
4.5x 53.6% 25.4% 5.9% (8.4%)
Note: Base case assumes targets have 12.0% EBITDA margins. Acquisition currency consists of $20.0mm of Sun cash on hand, new debt issued at 4.0x target EBITDA (6.0%
interest rate), and Sun Equity raised at $8.74 per share less a 5.0% discount to market price and a 4.0% underwriting spread ($7.97/share).

56 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition Opportunities
ATTRACTIONS CONSIDERATIONS
Asset diversification
Revenue synergy opportunities
Cost synergies, but primarily by leveraging
SolAmor platform in smaller acquisitions
Potential for higher margins
Potential multiple expansion in larger
transactions
Large transaction
Potential dilution of core management
competency
Operating and street implications
Limited “bankable” cost savings
synergies
Significant dilution
Smaller transactions - use of acquisition basket
relative to potentially more accretive SNF
“buy-in” opportunities

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

Sun Price/SH

Synergies

Incremental Leverage

57 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – 2011 Accretion/(Dilution) Analysis
$20.0mm EBITDA Purchase Orleans $75.0mm EBITDA Purchase $5mm EBITDA Purchase
EBITDA Multiple Paid
1.9% 7.5x 8.5x 9.5x 10.5x
11.5x
$8.74
4.8% .4%(1.3%) 1.9% 0.5%
10.74
4.8% 3.6% 2.4% 1.2%
12.74
4.7% 3.7% 2.7% 1.7%
14.74
4.7% 3.8% 2.9% 2.1%
16.74
4.7% 3.9% 3.1% 2.4%
(0.8%)
0.1%
0.8%
1.3%
1.6%
EBITDA Multiple Paid
1.9% 7.5x 8.5x 9.5x 10.5x
11.5x
1.0%
4.8% 3.4% 1.9% 0.5%
2.0%
5.2% 3.7% 2.2% 0.8%
3.0%
5.5% 4.0% 2.6% 1.2%
4.0%
5.8% 4.3% 2.9% 1.5%
5.0%
6.2% 4.7% 3.2% 1.8%
(0.8%)
(0.5%)
(0.2%)
0.1%
0.4%
EBITDA Multiple Paid
1.9% 7.5x 8.5x 9.5x 10.5x
11.5x
2.5x 3.3% 1.9% 0.5% (0.8%)
3.0x 3.8% 2.4% 1.0% (0.4%)
3.5x 4.3% 2.9% 1.5% 0.1%
4.0x 4.8% 3.4% 1.9% 0.5%
4.5x 5.4% 3.9% 2.4% 1.0%
(2.1%)
(1.7%)
(1.3%)
(0.8%)
(0.4%)
EBITDA Multiple Paid
-5.8% 7.5x 8.5x 9.5x 10.5x 11.5x
$8.74 3.6% (5.8%) (9.8%) (13.6%)
10.74 6.2% 2.0% (1.9%) (5.5%) (8.9%)
12.74 8.0% 4.3% 0.9% (2.3%) (5.4%)
14.74 9.4% 6.2% 3.1% 0.1% (2.6%)
16.74 10.5% 7.6% 4.8% 2.1% (0.4%)
EBITDA Multiple Paid
-5.8% 7.5x 8.5x 9.5x 10.5x 11.5x
1.0% 3.6% (1.3%) (5.8%) (9.8%) (13.6%)
2.0% 4.7% (0.3%) (4.7%) (8.8%) (12.6%)
3.0% 5.8% 0.8% (3.7%) (7.9%) (11.7%)
4.0% 6.9% 1.9% (2.7%) (6.9%) (10.7%)
5.0% 8.1% 3.0% (1.6%) (5.9%) (9.8%)
EBITDA Multiple Paid
-5.8% 7.5x 8.5x 9.5x 10.5x 11.5x
2.5x (1.3%) (5.7%) (9.7%) (13.3%) (16.7%)
3.0x 0.2% (4.3%) (8.4%) (12.2%) (15.7%)
3.5x 1.9% (2.8%) (7.1%) (11.0%) (14.6%)
4.0x 3.6% (1.3%) (5.8%) (9.8%) (13.6%)
4.5x 5.3% 0.3% (4.4%) (8.6%) (12.4%)
% Premium Paid / Implied EBITDA Mult.
9.1x 15.0% 20.0% 25.0% 30.0% 35.0%
7.8x 8.1x 8.4x 8.8x 9.1x
$8.74
1.5% (2.7%) (6.6%) (10.1%) (13.5%)
10.74
10.5% 6.4% 2.6% (0.9%) (4.3%)
12.74
17.7% 13.7% 10.0% 6.5% 3.2%
14.74
23.5% 19.7% 16.1% 12.7% 9.5%
16.74
28.4% 24.7% 21.3% 18.0% 14.8%
% Premium Paid / Implied EBITDA Mult.
15.0% 20.0% 25.0% 30.0% 35.0%
7.8x 8.1x 8.4x 8.8x 9.1x
$0.0
(2.2%) (6.2%) (10.0%) (13.4%) (16.7%)
2.5 (0.3%) (4.4%) (8.3%) (11.8%) (15.1%)
5.0 1.5% (2.7%) (6.6%) (10.1%) (13.5%)
7.5 3.4% (0.9%) (4.8%) (8.5%) (11.9%)
10.0
5.2% 0.9% (3.1%) (6.9%) (10.3%)
% Premium Paid / Implied EBITDA Mult.
15.0% 20.0% 25.0% 30.0% 35.0%
7.8x 8.1x 8.4x 8.8x 9.1x
2.5x
(9.0%) (12.3%) (15.3%) (18.1%) (20.8%)
3.0x
(5.9%) (9.4%) (12.7%) (15.7%) (18.6%)
3.5x
(2.4%) (6.2%) (9.8%) (13.1%) (16.2%)
4.0x
1.5% (2.7%) (6.6%) (10.1%) (13.5%)
4.5x
5.9% 1.3% (3.0%) (6.9%) (10.5%)

58 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Overview of Orleans (as a standalone entity)
ATTRACTIONS CONSIDERATIONS
Hospice industry leader
Demonstrated success in navigating caps
Company has been successful in integrating the
VistaCare acquisition which has resulted in
significant improvement in margins
Even with the impending CMS 4.0% negative
adjustment to the wage index, the Company
believes it can push margins into the 9.0-11.0%
range over the next 3-5 years
Continued increase in Orleans stock price
Relative equity valuations would result in Orleans
shareholders having majority of combined entity
(absent unlikely highly leveraged transaction by Sun)
Regulatory environment risk; heavy reliance on
Medicare (over 90%)
Generally exposed to adverse potential changes
in hospice reimbursement stemming from
healthcare reform
Declines in patient census growth
Increased competition from local, regional and
national players
Pending qui tam complaint filed by a former
VistaCare employee

59
MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Orleans Public Market Overview
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : $ in Millions except per share data.
Orlean's Market Valuation
Stock Price (01/29/10) $14.68
Fully Diluted Shares Outstanding 33.130
Equity Value $486.4
Leverage Multiples
Add: Debt (09/30/09)
2009E 2010E
Long-Term Debt 1.55x 1.46x $116.8
Less: Cash (09/30/09) (1.31x) (1.23x) (98.8)
Net Debt 0.24x 0.22x $18.0
Enterprise Value $506.6
Orlean's Metrics & Trading Multiples
Ent. Value / Price /
Year EBITDA EPS
2009E 6.7x 12.6x
2010E 6.3x 11.6x
2011E 6.1x 10.8x
Year EBITDA EPS
2009E $75.1 $1.17
2010E 80.0 1.26
2011E 83.1 1.36

Price
Volume (Thousands)
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
900
800
700
600
500
400
300
200
100
0
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10

Hospice Acquisition – Orleans LTM Stock Price Performance
Portfolio Expansion Alternatives
Acquired the Flint, Michigan-
based Avalon Hospice
program, expanding Orleans's
geographic coverage
northward into Genesee and
surrounding counties
Announced financial results for the first quarter ended March
31, 2009. The Company’s EBITDA from continuing
operations for the first quarter of 2009 was $17.0 million as compared with $7.9 million for the first quarter of 2008
Announced financial results
for the third quarter and nine
months ended September 30,
2009. The Company’s
EBITDA from continuing
operations for the third quarter
of 2009 was $22.3 million,
compared with $13.6 million
for the third quarter of 2008
$14.68
Low Average High
3  Months $13.90 $15.23 $16.70
6  Months 11.01 13.93 16.70
9  Months 9.44 12.67 16.70
12 Months 8.21 11.95 16.70
60 MTS Health Partners
Note: As per CapitalIQ 1/29/10

61 MTS Health Partners
Hospice Acquisition – Orleans Valuation Matrix
Portfolio Expansion Alternatives
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : $ in Millions except per share data.
Orlean's Sun
% Premium
Stock Price
0% 10% 20% 30% 40% 50%
At Market
$14.68 $16.15 $17.62 $19.08 $20.55 $22.02 $8.74
Diluted S.O. 33.130 33.287 33.423 33.538 33.636 33.722 44.651
Market Cap (MC) $486.4 $537.5 $588.8 $640.0 $691.3 $742.6 $390.2
Add: Debt $116.8 $116.8 $116.8 $116.8 $116.8 $116.8 $702.6
Less: Cash (98.8) (98.8) (98.8) (98.8) (98.8) (98.8) (101.4)
Add: Minority Interest / Pref. Stock 2.3 2.3 2.3 2.3 2.3 2.3 0.0
Enterprise Value (EV)
$506.6 $557.8 $609.1 $660.3 $711.6 $762.8 $991.4
Add: Capitalized LTM Rent (8.0x) 584.4
Adj. Enterprise Value (Adj. EV)
$1,585.6
Data
EV / 2009E EBITDA
$75.1 6.7x 7.4x 8.1x 8.8x 9.5x 10.2x 5.7x
EV / 2010E EBITDA
80.0 6.3x 7.0x 7.6x 8.3x 8.9x 9.5x 5.8x
EV / 2011E EBITDA
83.1 6.1x 6.7x 7.3x 7.9x 8.6x 9.2x 5.6x
Data
Price / 2009E EPS
$1.17 12.6x 13.8x 15.1x 16.3x 17.6x 18.8x 8.1x
Price / 2010E EPS
1.26 11.6x 12.8x 14.0x 15.1x 16.3x 17.5x 9.1x
Price / 2011E EPS
1.36 10.8x 11.9x 13.0x 14.1x 15.2x 16.3x 8.4x

VIII. Other Transaction-Based Alternatives

63 MTS Health Partners
Other Transaction-Based Alternatives
Overview
In addition to the OpCo/PropCo structure previously discussed, we have examined other potential alternatives for creating immediate transaction-based value for Sun shareholders:
Sale to a strategic buyer – in whole or in separate regional transactions
– Reviewed potential strategic buyers and their willingness and ability to pursue a transaction
– Sun size, existing Sun leverage, leverage of potential acquirors and RUGs IV transition overhang make cash acquisition unlikely by any strategic acquiror
Sale for acquiror stock would be accretive and more actionable (see $120 million EBITDAR stock-driven purchase on page 55), but Sun shareholders would still own acquiror’s RUGs IV transition risk as they would retain shares of the combined company
– Given Sun infrastructure, execution of smaller “split-up” transaction would be challenging absent unified bid for all regions (highly unlikely)
Sale of real estate assets (sale-leaseback) – in the absence of a split/spin transaction
– Transaction would be dilutive as higher cost lease financing is being swapped for after-tax proceeds that will be used to pay-off low cost debt
Leveraged buyout by Sun’s management team in connection with a financial sponsor
– MTS examined both traditional as well as real estate-based financing structures
– Given already-high Sun leverage, implied sponsor returns do not generate a meaningful premium to Sun’s current share price

64 MTS Health Partners
Transaction-Based Alternatives
Sale of Sun Real Estate Assets for Cash
We have considered the potential sale of Sun's owned portfolio for cash as part of a sale-leaseback in lieu of an OpCo/PropCo transaction
Post-sale, Sun would pay additional rent on the sale properties
Property would be valued by most buyers based upon an assumed coverage ratio and cap rate
We have used a coverage ratio of 1.6x and a cap rate of 11% in our example to derive a property value of
$635.5 million
Net proceeds (after a 40% tax on proceeds above an “inside” property basis of $378 million) would be used to repay mortgage indebtedness and term loans, and to redeem high yield securities (including redemption penalty), in that order
Net effect to Sun shares would be dilutive since higher cost lease financing is being swapped for after-tax proceeds that will be used to pay-off low cost debt
Nevertheless, some of that dilution could be partially offset if Sun were to maintain a targeted leverage ratio (5.25x adjusted EBITDAR (i.e. lease adjusted) in our example) – in which case some proceeds from the sale could be used to fund a dividend to shareholders

Coverage Ratio

Coverage Ratio

Coverage Ratio

Coverage

Coverage Ratio

Coverage Ratio

Coverage Ratio

Coverage Ratio

Coverage Ratio

65 MTS Health Partners
Transaction-Based Alternatives
Sale of Sun Real Estate Assets for Cash (cont’d)
1 Property Valuation
(1)
4 Implied Share Price Post-Sale (from A/(D))
(5)
7 Potential Dividend if Adj. Net Debt of 5.25x
Cap Rate Cap Rate Cap Rate
10.0% 10.5% 11.0% 11.5% 12.0% ### 10.0% 10.5% 11.0% 11.5% 12.0% ### 10.0% 10.5% 11.0% 11.5% 12.0%
1.4x $821.5 $782.4 $746.8 $714.3 $684.6 1.4x $5.64 $5.42 $5.21 $5.03 $4.86 1.4x $220.1 $198.6 $179.1 $161.3 $145.0
1.5x 766.7 730.2 697.0 666.7 638.9 1.5x 5.33 5.12 4.93 4.76 4.60 1.5x 190.0 170.0 151.8 135.2 120.0
1.6x 718.8 684.6 653.5 625.0 599.0 1.6x 5.05 4.86 4.68 4.52 4.37 1.6x 163.8 145.0 127.9 112.3 98.1
1.7x 676.5 644.3 615.0 588.3 563.8 1.7x 4.81 4.63 4.46 4.31 4.17 1.7x 140.6 122.9 106.8 92.2 78.7
1.8x 638.9 608.5 580.9 555.6 532.4 1.8x 4.60 4.43 4.27 4.12 3.99 1.8x 120.0 103.3 88.1 74.3 61.6
2 After-Tax Proceeds
(2)
5 12/31/10 Net Debt/2010E PF EBITDA
(4)
8 Potential Dividend/Share
(6)
Cap Rate 0.0% Cap Rate Cap Rate
10.0% 10.5% 11.0% 11.5% 12.0% ### 10.0% 10.5% 11.0% 11.5% 12.0% 10.0% 10.5% 11.0% 11.5% 12.0%
1.4x $639.5 $616.4 $595.4 $576.3 $558.7 1.4x (0.71x) (0.51x) (0.32x) (0.15x) 0.01x 1.4x $4.95 $4.46 $4.02 $3.62 $3.26
1.5x 607.2 585.6 566.1 548.2 531.8 1.5x (0.43x) (0.23x) (0.06x) 0.10x 0.25x 1.5x 4.27 3.82 3.41 3.04 2.70
1.6x 578.9 558.7 540.4 523.6 508.2 1.6x (0.17x) 0.01x 0.17x 0.32x 0.46x 1.6x 3.68 3.26 2.87 2.52 2.20
1.7x 554.0 535.0 517.7 501.9 487.4 1.7x 0.05x 0.22x 0.37x 0.52x 0.64x 1.7x 3.16 2.76 2.40 2.07 1.77
1.8x 531.8 513.8 497.5 482.6 469.0 1.8x 0.25x 0.41x 0.55x 0.69x 0.81x 1.8x 2.70 2.32 1.98 1.67 1.38
3 2011 Accretion/Dilution (%)
(3)
6 12/31/10 Adj. Net Debt/2010E EBITDAR 9 Share "Accretion" Post-Dividend
(7)
0.0% Cap Rate Cap Rate Cap Rate
### 10.0% 10.5% 11.0% 11.5% 12.0% ### 10.0% 10.5% 11.0% 11.5% 12.0% 10.0% 10.5% 11.0% 11.5% 12.0%
1.4x (35.5%) (38.0%) (40.3%) (42.5%) (44.4%) 1.4x 4.37x 4.45x 4.53x 4.60x 4.67x 1.4x 21.1% 13.1% 5.7% (1.0%) (7.1%)
1.5x (39.0%) (41.4%) (43.6%) (45.6%) (47.4%) 1.5x 4.49x 4.57x 4.64x 4.71x 4.77x 1.5x 9.8% 2.3% (4.6%) (10.8%) (16.5%)
1.6x (42.2%) (44.4%) (46.4%) (48.3%) (50.0%) 1.6x 4.59x 4.67x 4.74x 4.80x 4.86x 1.6x (0.1%) (7.1%) (13.5%) (19.4%) (24.8%)
1.7x (44.9%) (47.0%) (48.9%) (50.7%) (52.3%) 1.7x 4.69x 4.76x 4.82x 4.88x 4.93x 1.7x (8.8%) (15.4%) (21.5%) (27.0%) (32.0%)
1.8x (47.4%) (49.4%) (51.2%) (52.8%) (54.3%) 1.8x 4.77x 4.84x 4.90x 4.95x 5.00x 1.8x (16.5%) (22.8%) (28.5%) (33.7%) (38.5%)
(1)
Based on dividing 2011E EBITDAR of $115.0mm ($154.7mm of EBITDARM less 5% management fee) by indicated Coverage Ratio to derive an expected rent, and then further dividing by the indicated Cap Rate to derive an expected property value.
(2)
Based on assumed property basis of $377.6mm and tax rate of 41.0%
(3)
Net Income adjustments calculated as reduction in tax affected New Rent and Term Loan interest expense. Reduction in interest expense calculated by applying After-Tax Proceeds to base case assumption of 2011E average interest rates.
(4)
2010E PF EBITDA calculated as current 2010E EBITDA less 2010E new rent of $69.8mm (calculated by applying a corresponding coverage ratio to 2011E EBITDAR of $115.0mm and assuming a year over year 3.0% increase in EBITDA).
(5)
Assumes Accretion/(Dilution) percentage applied to current share price of $8.74 per share.
(6)
Assumes 44.500 shares outstanding as of 12/31/10.
(7)
Calculated as percentage increase/(decrease) of new share price plus dividend per share vs. current share price of $8.74 per share.

66 MTS Health Partners
Transaction-Based Alternatives
Traditional Leveraged Buyout
Summary Financials
PF FYE December 31,
2009E 2010E 2011E 2012E 2013E 2014E
Revenues $1,881.8 $1,954.1 $2,031.3 $2,112.6 $2,197.1 $2,284.9
% Growth 3.8% 4.0% 4.0% 4.0% 4.0%
EBITDA 176.8 173.8 183.9 192.0 200.5 209.3
% Margin 9.4% 8.9% 9.1% 9.1% 9.1% 9.2%
EBIT 131.2 123.0 128.2 136.4 144.8 153.7
Less: Pro-Forma Net Interest Expense (51.4) (51.4) (51.3) (51.1) (50.6) (49.8)
EBT $79.8 $71.6 $76.9 $85.3 $94.3 $103.9
Less: Tax @ 41.0% (32.7) (29.4) (31.5) (35.0) (38.7) (42.6)
Net Income $47.1 $42.3 $45.4 $50.3 $55.6 $61.3
Plus: D&A 52.6 52.6 57.5 57.5 57.5 57.5
Less: Investment in Working Capital (38.0) (38.0) (45.5) (45.5) (45.5) (45.5)
Less: Capital Expenditures (55.0) (55.0) (55.0) (55.0) (55.0) (55.0)
Cash Flow Available for Debt Repayments $6.7 $1.9 $2.4 $7.4 $12.7 $18.4
Ending Debt Balance $795.8 $793.9 $791.4 $784.1 $771.4 $753.0
Net Debt / EBITDA 4.3x 4.3x 4.1x 3.9x 3.6x 3.4x
Sources & Uses
Interest LTM Dollar Dollar
Sources of Funds Rate Multiple Amount Uses of Funds Amount
New Credit Facility L+5.00% 0.0x $0.0 Purchase Price of Equity $434.9
New Senior Notes L+5.00% 3.0 530.5 Debt Outstanding 700.5
New Senior Sub Notes 9.00% 1.5 265.3 Trx Fees & Exp. 43.8
Sponsor Equity 319.0
Excess Cash on Hand 64.5
Total Sources $1,179.2 Total Uses $1,179.2
Sponsor Equity as % of Sources 27.0%
Implied Five Year IRR
Purchase EBITDAR Exit EBITDAR Multiples
Price Multiple 6.0x 6.5x 7.0x 7.5x
$8.74 6.3x 4.1% 11.3% 17.0% 21.7%
9.74 6.5x 1.0% 8.0% 13.5% 18.1%
10.74 6.6x (1.6%) 5.1% 10.5% 15.0%
11.74 6.8x (4.0%) 2.6% 7.9% 12.2%
12.74 7.0x (6.0%) 0.4% 5.6% 9.9%
13.74 7.2x (7.8%) (1.5%) 3.6% 7.8%

67 MTS Health Partners
Transaction-Based Alternatives
Real Estate-Financed Leveraged Buyout
Summary Financials
PF FYE December 31,
2009E 2010E 2011E 2012E 2013E 2014E
Revenus $1,881.8 $1,954.1 $2,031.3 $2,112.6 $2,197.1 $2,284.9
% Growth 3.8% 4.0% 4.0% 4.0% 4.0%
EBITDA 176.8 173.8 183.9 192.0 200.5 209.3
% Margin 9.4% 8.9% 9.1% 9.1% 9.1% 9.2%
EBIT 131.2 123.0 128.2 136.4 144.8 153.7
Less: Pro-Forma Net Interest Expense (50.6) (50.6) (50.8) (50.7) (50.2) (49.2)
EBT $80.6 $72.4 $77.5 $85.7 $94.7 $104.5
Less: Tax @ 41.0% (33.0) (29.7) (31.8) (35.1) (38.8) (42.8)
Net Income $47.5 $42.7 $45.7 $50.5 $55.9 $61.6
Plus: D&A 51.0 51.0 55.9 55.9 55.9 55.9
Less: Investment in Working Capital (38.0) (38.0) (45.5) (45.5) (45.5) (45.5)
Less: Capital Expenditures (55.0) (55.0) (55.0) (55.0) (55.0) (55.0)
Cash Flow Available for Debt Repayments $5.6 $0.7 $1.1 $6.0 $11.3 $17.1
Ending Debt Balance $812.7 $811.9 $810.8 $804.8 $793.5 $776.5
Net Debt / EBITDA 4.4x 4.4x 4.2x 4.0x 3.8x 3.5x
Sources & Uses
Interest
Sources of Funds Rate $ Uses of Funds $
New Credit Facility L+5.00% $0.0 Purchase Price of Equity $434.9
Real Estate Financing 6.50% 705.1 Debt Outstanding 700.5
New Senior Notes L+5.00% 107.6 Transaction Fees & Expenses 27.6
New Senior Sub Notes 8.00% 0.0
Sponsor Equity 285.9
Excess Cash on Hand 64.5
Total Sources $1,163.1 Total Uses $1,163.1
Sponsor Equity as % of Sources 24.6%
Financing Assumptions
2010 PropCo EBITDAR $110.8
Assumed Cap Rate
11.0%
Value of Owned Real Estate $1,007.3
Loan to Value %
70.0%
Leverageable Real Estate Assests $705.1
LTM EBITDA $176.8
Less New Rent (1.6x Coverage) (69.2)
Leverageable EBITDA $107.6
Max Leverage 1.0x
Total Allowable Debt $107.6
Implied Five Year IRR
Purchase EBITDAR Exit EBITDAR Multiples
Price Multiple 6.0x 6.5x 7.0x 7.5x
$8.74 6.3x 5.5% 13.1% 19.1% 24.1%
9.74 6.5x 1.9% 9.3% 15.2% 20.0%
10.74 6.6x (1.1%) 6.1% 11.8% 16.5%
11.74 6.8x (3.6%) 3.4% 8.9% 13.5%
12.74 7.0x (5.8%) 1.0% 6.4% 10.9%
13.74 7.2x (7.8%) (1.1%) 4.2% 8.6%

IX. Appendix

Appendix – Current Situation

70 MTS Health Partners
Note: $ in Millions except per share data.
Current Situation - Internal Viewpoint
2008 – 2011 Internal Quarterly Model
Actual 2009 2010 2011
2008 Q1A Q2A Q3A Q4P Total Q1P Q2P Q3P Q4P Total Total
Revenue $468.1 $468.7 $470.9 $474.1 $481.2 $490.0 $491.3 $491.5
EBITDAR $61.5 $64.5 $60.4 $63.6 $60.5 $65.2 $61.2 $62.6
% Margin 13.1% 13.8% 12.8% 13.4% 12.6% 13.3% 12.5% 12.7%
EBITDA $43.1 $46.3 $42.2 $45.3 $41.7 $46.3 $42.2 $43.6
% Margin 9.2% 9.9% 9.0% 9.5% 8.7% 9.5% 8.6% 8.9%
Net Income $11.6 $13.4 $10.9 $12.5 $9.7 $12.4 $9.7 $10.4
% Margin 2.5% 2.8% 2.3% 2.6% 2.0% 2.5% 2.0% 2.1%
Diluted EPS $0.26 $0.30 $0.25 $0.28 $0.22 $0.28 $0.22 $0.23
Diluted Shares Outstanding (mm) 43.9 44.0 44.0 44.0 44.5 44.5 44.5 44.5
Cap-Ex
$1,823.5
$236.5
13.0%
$162.9
8.9%
$40.8
2.2%
$0.93
44.0
$42.5 $11.9 $13.1 $16.5 $12.9
$1,881.8
$250.0
13.3%
$176.8
9.4%
$48.4
2.6%
$1.10
44.0
$54.3 $12.0 $15.5 $14.5 $13.0
$1,954.1
$249.5
12.8%
$173.8
8.9%
$42.2
2.2%
$0.95
44.5
$55.0
$2,031.3
$261.7
12.9%
$183.9
9.1%
$45.2
2.2%
$1.01
44.9
$55.0

12.0x
11.0x
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
SUNH
SKH
KND
EXE
FVE
ENSG
HCR
GHCI

71 MTS Health Partners Long Term Care Players: NTM EBITDAR Multiples – 2003 to Present Source: CapitalIQ as of 1/29/10 Current Situation - Public Market Viewpoint

12.40 - 12.80
12.00 - 12.40
11.60 - 12.00
11.20 - 11.60
10.80 - 11.20
10.40 - 10.80
10.00 - 10.40
9.60 - 10.00
9.20 - 9.60
8.80 - 9.20
8.40 - 8.80
8.00 - 8.40
7.60 - 8.00
0.0% 5.0% 10.0% 15.0% 20.0% 25.0%

17.00 - 18.00
16.00 - 17.00
15.00 - 16.00
14.00 - 15.00
13.00 - 14.00
12.00 - 13.00
11.00 - 12.00
10.00 - 11.00
9.00 - 10.00
8.00 - 9.00
7.00 - 8.00
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0%

18.00 - 19.00
17.00 - 18.00
16.00 - 17.00
15.00 - 16.00
14.00 - 15.00
13.00 - 14.00
12.00 - 13.00
11.00 - 12.00
10.00 - 11.00
9.00 - 10.00
8.00 - 9.00
7.00 - 8.00
0.0% 5.0% 10.0% 15.0% 20.0%

24.00 - 26.00
22.00 - 24.00
20.00 - 22.00
18.00 - 20.00
16.00 - 18.00
14.00 - 16.00
12.00 - 14.00
10.00 - 12.00
8.00 - 10.00
6.00 - 8.00
4.00 - 6.00
2.00 - 4.00
0.00 - 2.00
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0%

72 MTS Health Partners
Current Situation - Public Market Viewpoint
Shares Traded Analysis
Last One Year Last Two Years
Last Three Years
First Trading Record to Present
Sources: Factset Research Systems

73 MTS Health Partners
Current Situation - Public Market Viewpoint
Top 50 Shareholders Estimated Cost Basis Analysis
Sources: Factset Research Systems
(1)Percent ownership calculated using a fully diluted share count of 44,651,001
(2)Calculated as the weighted average cost of significant historical share purchases using a quarterly VWAP as purchase price
Current Estimated Current Estimated
Shares % Cost Shares % Cost
Rank Shareholder Held Ownership
(1)
Basis Rank Shareholder Held Ownership
(1)
Basis
1. OppenheimerFunds, Inc. 2,783,058 6.23% $9.20 26. Soundpost Partners LP 450,000 1.01% $8.85
2. Rainier Investment Management, Inc. 2,438,785 5.46% 13.81 27. Tygh Capital Management, Inc. 432,945 0.97% 14.14
3. Westfield Capital Management Co. LP 2,412,509 5.40% 10.98 28. SunAmerica Asset Management Corp. 418,500 0.94% 9.36
4. BlackRock Global Investors 2,301,507 5.15% 11.72 29. MATROS RICHARD K 380,504 0.85% 9.80
5. Fidelity Management & Research 2,190,600 4.91% 11.97 30. GlobeFlex Capital LP 373,723 0.84% 14.23
6. Pyramis Global Advisors LLC 1,863,470 4.17% 11.09 31. RCM Capital Management LLC 365,318 0.82% 12.26
7. Vanguard Group, Inc. 1,675,550 3.75% 13.13 32. Jacobs Levy Equity Management, Inc. 357,603 0.80% 8.93
8. BAMCO, Inc. 1,503,700 3.37% 8.99 33. Delaware Management Business Trust 342,066 0.77% 12.73
9. Cortina Asset Management LLC 1,381,421 3.09% 11.41 34. Ohio Public Employees Retirement System 331,493 0.74% 10.83
10. Wells Capital Management, Inc. 1,378,942 3.09% 11.68 35. Aberdeen Asset Management, Inc. 323,630 0.72% 9.87
11. Dimensional Fund Advisors, Inc. 1,246,699 2.79% 9.63 36. TIAA-CREF Asset Management LLC 319,987 0.72% 11.35
12. Schroder Investment Management NA 1,187,700 2.66% 6.97 37. BlackRock Investment Management (UK) Ltd. 306,432 0.69% 13.06
13. Granahan Investment Management, Inc. 929,261 2.08% 14.44 38. Rice, Hall, James & Associates LLC 289,894 0.65% 8.93
14. State Street Global Advisors 915,772 2.05% 11.49 39. Goldman Sachs & Co. 265,954 0.60% 15.55
15. Integrity Asset Management LLC 873,063 1.96% 8.87 40. Russell Investment Group 259,738 0.58% 9.94
16. Aberdeen Asset Managers Ltd. 685,740 1.54% 10.67 41. Kennedy Capital Management, Inc. 258,113 0.58% 8.81
17. Denver Investment Advisors LLC 631,900 1.42% 10.95 42. Technical Financial Services LLC 195,419 0.44% 8.90
18. RiverSource Investments LLC 588,480 1.32% 9.35 43. UBS Global Asset Management 192,824 0.43% 10.27
19. Evercore Asset Management 569,456 1.28% 8.81 44. Paradigm Capital Corp. 180,000 0.40% 9.11
20. AQR Capital Management LLC 555,838 1.24% 8.88 45. Norges Bank Investment Management 166,242 0.37% 11.63
21. Palisade Capital Management LLC 550,490 1.23% 8.91 46. Shell Asset Management Co. BV 153,900 0.34% 15.22
22. Northern Trust Investments 524,676 1.18% 10.95 47. Putnam Investment Management, Inc. 150,479 0.34% 10.67
23. Skyline Asset Management LP 499,490 1.12% 9.80 48. Trinity Investment Management Corp. 148,490 0.33% 8.90
24. Decade Capital Management LLC 498,000 1.12% 8.81 49. Bank of New York Mellon Asset Management 146,022 0.33% 11.77
25. Renaissance Technologies LLC 468,545 1.05% 9.24 50. T. Rowe Price Associates, Inc. 125,300 0.28% 15.25
Weighted
% of Shares Average
Outstanding Cost Basis
Top 25 68.7% $10.86
Top 50 84.2% 10.91

Appendix – OpCo/PropCo

75 MTS Health Partners
OpCo/PropCo
OpCo/PropCo – Tax Considerations
Sun currently has the following net operating losses available in years 2011 and forward
Pursuant to 382 limitations, availability of these NOLs may be further limited as Sun's shareholder base turns over naturally or pursuant to M&A-driven equity offerings
Accordingly, the value of the NOLs could be reduced
We also believe that the market does not value the future (or current) cash flow generation of the NOLs, instead preferring to focus on EBITDA-based valuations
Accordingly, while tax structuring in connection with a spin transaction may impose some limitation on the future use of the NOLs, we believe such limit is already priced into the stock price or ignored altogether by the market
(1)  Assumes usage of $150 mil in Gross NOLs in 2009 and 2010.
Gross After-Tax
Year NOLs Value
(1)
2011
(1)
$44.3 $26.1
2012-2025 7.4 4.4
Total Utilizeable NOLs $147.9 $87.3
Discounted @ 10% $89.8 $53.0

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.7%
9.4%
9.2%
8.3%
7.5%
7.2%
6.0%
4.5%
LTC
HCN
HR
HCP
NHP
SNH
OHI
VTR

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.9%
8.8%
8.8%
8.0%
7.4%
6.6%
6.1%
4.7%
LTC
HCN
HR
NHP
HCP
SNH
OHI
VTR

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
87.6%
87.2%
87.1%
83.5%
82.5%
77.4%
72.7%
70.7%
HCP
HCN
OHI
SNH
LTC
VTR
HR
NHP

2.0x
0.0x
2.2x
1.6x
2.1x
1.6x
2.0x
2.0x
2.0x
1.7x
HCN
HCP
NHP
OHI
VTR
SNH

76 MTS Health Partners
OpCo/PropCo
Public Healthcare REIT Comparables
Source: Company filings and Wall Street research consensus estimates as of 1/29/10.
2009E G&A % of Revenue
Mean = 7.9%
2010E G&A % of Revenue
Mean = 7.7%
Q4 2009 Ann. Dividend % of 2009E FFO
Mean = 81.1%
9/30/09 Skilled Nursing Rent Coverage
EBITDARM Mean: 2.1x
EBITDAR Mean: 1.1x

77 MTS Health Partners
OpCo/PropCo
Source: Company press releases, public documents, and Wall Street research consensus estimates as of 1/29/10
(1) Enterprise value represents equity value plus any outstanding debt, minority interest and preferred stock less cash and cash equivalents.
(2) Consensus FFO Estimates obtained from Wall Street Research.
Note:      $ in millions, except per share amounts
Public Healthcare REIT Comparables
'09-'10 Last Q
Price as of Equity Total Total Enterprise FFO P/FFO Debt / Ann. Div. LTM Rent Coverage 5-Year EBITDA / NOI Cap Rate
Company 1/29/10 Value Preferred Debt Value
(1)
Growth 2009E 2010E 2011E 2009E FFO Div. Yield ROE EBITDARM EBITDAR Growth Rate 2009E 2010E
HCP, Inc. $30.35 $8,910.8 $285.2 $5,683.5 $14,914.8 8.10% 14.5x 13.9x 13.4x 8.8x 6.1% 1.8% 2.1x 1.6x 6.5% 5.8% 6.2%
Healthcare Realty Trust Inc. 21.62 1,283.9 0.0 997.0 2,278.8 (4.2%) 13.1x 15.6x 13.7x 10.2x 5.6% 3.9% N/A N/A 3.0% 6.3% 6.5%
Health Care REIT Inc. 44.30 5,451.8 288.7 2,420.5 8,069.1 7.05% 14.2x 13.9x 13.3x 6.0x 6.1% 4.6% 2.2x 1.6x 5.4% 5.9% 6.7%
LTC Properties Inc. 27.65 643.0 186.8 12.0 839.8 13.23% 14.6x 13.8x 12.9x 0.2x 5.6% 9.4% N/A N/A 4.0% 7.4% 7.6%
Nationwide Health Properties Inc. 35.27 3,963.9 74.9 1,428.1 5,232.8 0.80% 14.2x 13.4x 14.1x 5.0x 5.0% 7.0% 2.0x N/A 6.9% 6.4% 6.8%
Omega Healthcare Investors Inc. 20.00 1,703.1 108.5 493.7 2,304.7 25.17% 13.6x 11.8x 10.9x 3.7x 6.4% 10.1% 2.0x 1.6x 7.0% 7.2% 9.8%
Senior Housing Properties Trust 21.25 2,706.8 0.0 984.2 3,618.5 8.82% 12.5x 12.3x 11.5x 4.5x 6.7% 6.0% N/A 1.7x 5.0% 7.2% 8.1%
Ventas Inc. 44.67 7,006.1 0.0 2,615.1 9,567.8 15.47% 16.9x 16.5x 14.6x 6.3x 4.6% 8.1% 2.0x N/A 5.5% 6.2% 6.4%
Maximum 16.9x 16.5x 14.6x 10.2x 0.1% 0.1% 2.2x 1.7x 7.0% 7.4% 9.8%
Mean 14.2x 13.9x 13.0x 5.6x 0.1% 0.1% 2.1x 1.6x 5.4% 6.5% 7.3%
Median 14.2x 13.8x 13.3x 5.5x 0.1% 0.1% 2.0x 1.6x 5.5% 6.3% 6.8%
Minimum 12.5x 11.8x 10.9x 0.2x 0.0% 0.0% 2.0x 1.6x 3.0% 5.8% 6.2%

78 MTS Health Partners
OpCo/PropCo
Source: Company press releases, public documents, and Wall Street research
Public Healthcare REIT Precedent Transaction Comparables
NOI
Date Property Equity Enterprise Cap Equity Value Properties
Ann. Closed Target Acquiror Type Value Value Rate / FFO Acquired
01/14/07 04/26/07 Ventas, Inc. Healthcare $1,036 $1,800 6.2% N/A 77
12/20/06 10/31/07 National Health Realty, Inc. National HealthCare Corp. Healthcare 268 275 N/A 15.6x 23
09/12/06 12/20/06 Windrose Medical Properties Trust Health Care REIT, Inc. Healthcare 447 877 6.9% 23.5x 58
05/01/06 10/05/06 CNL Retirement Properties, Inc. Healthcare 3,567 5,320 6.4% 15.1x 257
04/12/05 06/07/05 Provident Senior Living Trust Ventas, Inc. Healthcare 608 1,218 7.0% N/M 68
Maximum $3,567 $5,320 7.0% 23.5x
257
Mean 1,185 1,898 6.6% 18.1x
97
Median 608 1,218 6.6% 15.6x
68
Minimum 268 275 6.2% 15.1x
23
Sunrise Senior Living Real Estate Investment Trust
Health Care Property Investors, Inc.

500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
HC REIT Index
LTC Index

79 MTS Health Partners
Long Term Care Index Vs Health Care REIT Index – 2003-2010 YTD
Source: CapitalIQ as of 1/29/10
Long Term Care Index: EXE, SKH, SUNH, ENSG, KND, Manor Care, Genesis
HC REIT Index:  VTR, NHP, HR, HCP, HCN, LTC, SNH, OHI
OpCo/PropCo

80 MTS Health Partners
OpCo/PropCo
Health Care REIT Shareholder Overlap – Institutional Fund Families: Shares Held
Source:  Factset Research Systems as of 01/29/2010
Shares Held
Sun Healthcare Healthcare Healthcare LTC Nationwide Omega HC Senior Housing Total Peer # of
Top 35 Sun Holders Group HCP Realty Trust REIT Properties Health Properties Investors Properties Trust Ventas Holdings Peers Held
OppenheimerFunds, Inc. 2,783,058 736,608 4,300 379,342 939,148 585,724 347,941 468,159 562,507 4,023,729 8
Rainier Investment Management, Inc. 2,438,785 0 0 0 0 0 0 0 0 0 0
Westfield Capital Management Co. LP 2,412,509 0 0 0 0 0 0 0 0 0 0
BlackRock Global Investors 2,301,507 21,001,751 5,407,541 8,910,932 1,791,074 7,717,399 6,655,327 8,885,138 11,951,796 72,320,958 8
Fidelity Management & Research 2,190,600 5,947,706 2,065,994 88,900 0 1,673,480 84,000 2,947,506 6,648,407 19,455,993 7
Pyramis Global Advisors LLC 1,863,470 640,121 319,868 89,068 0 94,500 196,900 0 897,766 2,238,223 6
Vanguard Group, Inc. 1,675,550 27,782,312 5,548,512 11,476,867 2,098,030 8,738,594 7,314,279 11,811,052 14,905,510 89,675,156 8
BAMCO, Inc. 1,503,700 0 0 0 0 0 0 0 0 0 0
Cortina Asset Management LLC 1,381,421 0 0 0 0 0 0 0 0 0 0
Wells Capital Management, Inc. 1,378,942 93,281 37,235 39,929 14,539 0 0 79,648 44,078 308,710 6
Dimensional Fund Advisors, Inc. 1,246,699 3,105,757 690,356 1,310,316 0 1,175,499 954,039 1,370,353 1,734,842 10,341,162 7
Schroder Investment Management North America, Inc. 1,187,700 0 0 546,117 0 3,300 0 7,400 0 556,817 3
State Street Global Advisors 915,772 15,138,554 2,234,294 5,908,638 533,455 3,457,097 2,596,919 3,534,300 7,946,866 41,350,123 8
Integrity Asset Management LLC 873,063 0 0 156,505 0 0 0 446,707 0 603,212 2
Aberdeen Asset Managers Ltd. 685,740 28,300 196,978 23,030 0 0 0 0 14,900 263,208 4
Denver Investment Advisors LLC 631,900 0 0 0 0 0 0 32,335 12,780 45,115 2
RiverSource Investments LLC 588,480 332,859 87,228 90,082 30,867 161,932 91,047 430,013 676,908 1,900,936 8
Evercore Asset Management 568,158 0 0 0 0 0 0 0 0 0 0
AQR Capital Management LLC 555,838 25,480 234,989 83,455 79,784 33,000 195,293 40,414 0 692,415 7
Palisade Capital Management LLC 550,490 22,488 0 21,560 0 0 830,200 36,650 0 910,898 4
The Boston Company Asset Management LLC 525,425 0 0 117,315 0 0 953,014 0 0 1,070,329 2
Northern Trust Investments 524,676 3,734,088 1,161,521 1,448,904 659,088 758,849 1,279,347 608,595 1,952,500 11,602,892 8
Decade Capital Management LLC 498,000 0 0 17,700 0 0 0 79,600 0 97,300 2
Skyline Asset Management LP 482,300 0 0 0 0 0 0 0 0 0 0
Renaissance Technologies LLC 468,545 0 0 772,263 175,300 454,000 307,100 1,216,000 0 2,924,663 5
Soundpost Partners LP 450,000 0 0 0 0 0 0 0 0 0 0
Tygh Capital Management, Inc. 432,945 0 0 0 0 0 0 0 0 0 0
SunAmerica Asset Management Corp. 418,500 0 0 0 0 0 0 0 0 0 0
Ohio Public Employees Retirement System 378,903 2,050,197 376,982 806,371 85,272 713,607 101,138 851,192 998,296 5,983,055 8
GlobeFlex Capital LP 373,723 0 0 0 0 0 0 0 0 0 0
RCM Capital Management LLC 365,318 0 0 0 0 0 0 0 0 0 0
Jacobs Levy Equity Management, Inc. 357,603 0 0 0 8,700 0 0 0 0 8,700 1
Delaware Management Business Trust 342,066 759,215 24,300 507,031 106,295 511,122 263,367 22,852 559,455 2,753,637 8
Aberdeen Asset Management, Inc. 323,630 445,558 374,658 142,190 45,616 325,335 251,300 498,948 272,624 2,356,229 8
TIAA-CREF Asset Management LLC 319,987 2,227,860 562,777 1,027,570 277,746 1,025,264 756,292 805,528 1,120,843 7,803,880 8

81 MTS Health Partners
OpCo/PropCo
Health Care REIT Shareholder Overlap – Institutional Fund Families: % Ownership
% Ownership
Sun Healthcare Healthcare Healthcare LTC Nationwide Omega HC Senior Housing # of
Top 35 Sun Holders Group HCP Realty Trust REIT Properties Health Properties Investors Properties Trust Ventas Peers Held
OppenheimerFunds, Inc. 6.2% 0.3% 0.0% 0.3% 4.0% 0.5% 0.4% 0.4% 0.4% 8
Rainier Investment Management, Inc. 5.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Westfield Capital Management Co. LP 5.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
BlackRock Global Investors 5.2% 7.2% 9.1% 7.2% 7.7% 6.8% 7.8% 7.0% 7.6% 8
Fidelity Management & Research 4.9% 2.0% 3.5% 0.1% 0.0% 1.5% 0.1% 2.3% 4.2% 7
Pyramis Global Advisors LLC 4.2% 0.2% 0.5% 0.1% 0.0% 0.1% 0.2% 0.0% 0.6% 6
Vanguard Group, Inc. 3.8% 9.5% 9.3% 9.3% 9.0% 7.7% 8.6% 9.3% 9.5% 8
BAMCO, Inc. 3.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Cortina Asset Management LLC 3.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Wells Capital Management, Inc. 3.1% 0.0% 0.1% 0.0% 0.1% 0.0% 0.0% 0.1% 0.0% 6
Dimensional Fund Advisors, Inc. 2.8% 1.1% 1.2% 1.1% 0.0% 1.0% 1.1% 1.1% 1.1% 7
Schroder Investment Management North America, Inc. 2.7% 0.0% 0.0% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 3
State Street Global Advisors 2.1% 5.2% 3.8% 4.8% 2.3% 3.0% 3.1% 2.8% 5.1% 8
Integrity Asset Management LLC 2.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.4% 0.0% 2
Aberdeen Asset Managers Ltd. 1.5% 0.0% 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 4
Denver Investment Advisors LLC 1.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 2
RiverSource Investments LLC 1.3% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.3% 0.4% 8
Evercore Asset Management 1.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
AQR Capital Management LLC 1.2% 0.0% 0.4% 0.1% 0.3% 0.0% 0.2% 0.0% 0.0% 7
Palisade Capital Management LLC 1.2% 0.0% 0.0% 0.0% 0.0% 0.0% 1.0% 0.0% 0.0% 4
The Boston Company Asset Management LLC 1.2% 0.0% 0.0% 0.1% 0.0% 0.0% 1.1% 0.0% 0.0% 2
Northern Trust Investments 1.2% 1.3% 2.0% 1.2% 2.8% 0.7% 1.5% 0.5% 1.2% 8
Decade Capital Management LLC 1.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 2
Skyline Asset Management LP 1.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Renaissance Technologies LLC 1.0% 0.0% 0.0% 0.6% 0.8% 0.4% 0.4% 1.0% 0.0% 5
Soundpost Partners LP 1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Tygh Capital Management, Inc. 1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
SunAmerica Asset Management Corp. 0.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Ohio Public Employees Retirement System 0.8% 0.7% 0.6% 0.7% 0.4% 0.6% 0.1% 0.7% 0.6% 8
GlobeFlex Capital LP 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
RCM Capital Management LLC 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Jacobs Levy Equity Management, Inc. 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1
Delaware Management Business Trust 0.8% 0.3% 0.0% 0.4% 0.5% 0.4% 0.3% 0.0% 0.4% 8
Aberdeen Asset Management, Inc. 0.7% 0.2% 0.6% 0.1% 0.2% 0.3% 0.3% 0.4% 0.2% 8
TIAA-CREF Asset Management LLC 0.7% 0.8% 0.9% 0.8% 1.2% 0.9% 0.9% 0.6% 0.7% 8
Source:  Factset Research Systems as of 01/29/2010
Note:    $ in Millions

82 MTS Health Partners
OpCo/PropCo
Health Care REIT Shareholder Overlap – Institutional Funds: Shares Held
Source:  Factset Research Systems as of 01/29/2010
Shares Held
Sun Healthcare Healthcare Healthcare LTC Nationwide Omega HC Senior Housing Total Peer # of
Top 35 Sun Holders Group HCP Realty Trust REIT Properties Health Properties Investors Properties Trust Ventas Holdings Peers Held
Oppenheimer Main Street Small Cap Fund 1,938,598 0 0 0 652,150 32,500 236,990 332,480 0 1,254,120 4
Fidelity Leveraged Company Stock Fund 1,642,522 0 0 0 0 0 0 0 0 0 0
Rainier Small Mid Cap Equity Portfolio 1,500,945 0 0 0 0 0 0 0 0 0 0
Fidelity Advisor Leveraged Company Stock Fund 1,357,478 0 0 0 0 0 0 0 0 0 0
Baron Growth Fund 1,300,000 0 0 0 0 0 0 0 0 0 0
Fonds de Reserve pour les Retraites 584,725 0 0 0 0 0 0 0 35,100 35,100 1
iShares Russell 2000 Index Fund 570,069 0 775,274 0 302,782 0 1,084,090 0 0 2,162,146 3
Evercore Asset Management 568,158 0 0 0 0 0 0 0 0 0 0
AQR Capital Management LLC 555,838 25,480 234,989 83,455 79,784 33,000 195,293 40,414 0 692,415 7
Palisade Capital Management LLC 550,490 22,488 0 21,560 0 0 830,200 36,650 0 910,898 4
Vanguard Small Cap Index Fund 548,944 0 745,892 0 262,409 0 1,036,569 1,597,681 0 3,642,551 4
The Boston Company Asset Management LLC 525,425 0 0 117,315 0 0 953,014 0 0 1,070,329 2
Decade Capital Management LLC 498,000 0 0 17,700 0 0 0 79,600 0 97,300 2
Skyline Asset Management LP 482,300 0 0 0 0 0 0 0 0 0 0
Wells Fargo Small Cap Opportunities Fund 472,800 0 0 146,011 0 0 0 0 0 146,011 1
Vanguard Explorer Fund 469,657 0 0 40,175 15,000 50,396 0 0 0 105,571 3
Renaissance Technologies LLC 468,545 0 0 772,263 175,300 454,000 307,100 1,216,000 0 2,924,663 5
Soundpost Partners LP 450,000 0 0 0 0 0 0 0 0 0 0
Tygh Capital Management, Inc. 432,945 0 0 0 0 0 0 0 0 0 0
Harbor Small Cap Growth Fund 424,250 0 0 0 0 0 0 0 0 0 0
DFA US Micro Cap Portfolio 420,360 0 0 0 0 0 0 0 0 0 0
SunAmerica Asset Management Corp. 418,500 0 0 0 0 0 0 0 0 0 0
Ohio Public Employees Retirement System 378,903 2,050,197 376,982 806,371 85,272 713,607 101,138 851,192 998,296 5,983,055 8
Vanguard Total Stock Market Index Fund 375,439 2,762,300 564,260 1,138,004 180,372 979,227 784,381 1,207,631 1,486,759 9,102,934 8
GlobeFlex Capital LP 373,723 0 0 0 0 0 0 0 0 0 0
RCM Capital Management LLC 365,318 0 0 0 0 0 0 0 0 0 0
Jacobs Levy Equity Management, Inc. 357,603 0 0 0 8,700 0 0 0 0 8,700 1
Schroder US Smaller Companies Fund 356,300 0 0 98,000 0 0 0 0 0 98,000 1
Schroder ISF - US Smaller Companies 347,800 0 0 108,181 0 0 0 0 0 108,181 1
Oppenheimer Variable-Main Street Small Cap Fund 347,692 0 0 0 124,380 6,400 45,540 54,330 0 230,650 4
Delaware Management Business Trust 342,066 759,215 24,300 507,031 106,295 511,122 263,367 22,852 559,455 2,753,637 8
Aberdeen Small Cap Fund 340,110 0 105,908 0 0 0 0 0 0 105,908 1
iShares Russell 2000 Value Index Fund 318,184 0 429,784 0 149,383 0 485,747 0 0 1,064,914 3
Skyline Special Equities Portfolio 298,700 0 0 0 0 0 0 0 0 0 0
Vanguard Extended Market Index Fund 269,134 0 347,638 0 137,421 623,438 487,695 743,705 0 2,339,897

83 MTS Health Partners
OpCo/PropCo
Health Care REIT Shareholder Overlap – Institutional  Funds: % Ownership
Source:  Factset Research Systems as of 01/29/2010
Note:    $ in Millions
% Ownership
Sun Healthcare Healthcare Healthcare LTC Nationwide Omega HC Senior Housing # of
Top 35 Sun Holders Group HCP Realty Trust REIT Properties Health Properties Investors Properties Trust Ventas Peers Held
Oppenheimer Main Street Small Cap Fund 4.3% 0.0% 0.0% 0.0% 2.8% 0.0% 0.3% 0.3% 0.0% 4
Fidelity Leveraged Company Stock Fund 3.7% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Rainier Small Mid Cap Equity Portfolio 3.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Fidelity Advisor Leveraged Company Stock Fund 3.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Baron Growth Fund 2.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Fonds de Reserve pour les Retraites 1.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1
iShares Russell 2000 Index Fund 1.3% 0.0% 1.3% 0.0% 1.3% 0.0% 1.3% 0.0% 0.0% 3
Evercore Asset Management 1.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
AQR Capital Management LLC 1.2% 0.0% 0.4% 0.1% 0.3% 0.0% 0.2% 0.0% 0.0% 7
Palisade Capital Management LLC 1.2% 0.0% 0.0% 0.0% 0.0% 0.0% 1.0% 0.0% 0.0% 4
Vanguard Small Cap Index Fund 1.2% 0.0% 1.3% 0.0% 1.1% 0.0% 1.2% 1.3% 0.0% 4
The Boston Company Asset Management LLC 1.2% 0.0% 0.0% 0.1% 0.0% 0.0% 1.1% 0.0% 0.0% 2
Decade Capital Management LLC 1.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 2
Skyline Asset Management LP 1.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Wells Fargo Small Cap Opportunities Fund 1.1% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 1
Vanguard Explorer Fund 1.1% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 3
Renaissance Technologies LLC 1.0% 0.0% 0.0% 0.6% 0.8% 0.4% 0.4% 1.0% 0.0% 5
Soundpost Partners LP 1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Tygh Capital Management, Inc. 1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Harbor Small Cap Growth Fund 1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
DFA US Micro Cap Portfolio 0.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
SunAmerica Asset Management Corp. 0.9% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Ohio Public Employees Retirement System 0.8% 0.7% 0.6% 0.7% 0.4% 0.6% 0.1% 0.7% 0.6% 8
Vanguard Total Stock Market Index Fund 0.8% 0.9% 1.0% 0.9% 0.8% 0.9% 0.9% 0.9% 0.9% 8
GlobeFlex Capital LP 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
RCM Capital Management LLC 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Jacobs Levy Equity Management, Inc. 0.8% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1
Schroder US Smaller Companies Fund 0.8% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 1
Schroder ISF - US Smaller Companies 0.8% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 1
Oppenheimer Variable-Main Street Small Cap Fund 0.8% 0.0% 0.0% 0.0% 0.5% 0.0% 0.1% 0.0% 0.0% 4
Delaware Management Business Trust 0.8% 0.3% 0.0% 0.4% 0.5% 0.4% 0.3% 0.0% 0.4% 8
Aberdeen Small Cap Fund 0.8% 0.0% 0.2% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1
iShares Russell 2000 Value Index Fund 0.7% 0.0% 0.7% 0.0% 0.6% 0.0% 0.6% 0.0% 0.0% 3
Skyline Special Equities Portfolio 0.7% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0
Vanguard Extended Market Index Fund 0.6% 0.0% 0.6% 0.0% 0.6% 0.5% 0.6% 0.6% 0.0%

Appendix – OpCo/PropCo: Ventas / Vencor Case Study

85 MTS Health Partners
Realty Company (PropCo)
Operating Company (OpCo)
Vencor / Ventas Case Study
Company Situation & Rationale for Reorganization
Company Situation:
Vencor, Inc was one of the largest providers of long-term
healthcare services in the United States, operating:
60 long-term acute care hospitals, containing 5,273 beds
309 nursing centers containing 40,383 beds, and
Vencare, a contract service business offering respiratory
and rehabilitation therapies and medical and pharmacy
management services to 2,900 healthcare facilities
Rationale for Reorganization:
Two primary reasons for pursuing reorganization”
Unlock the value of the real estate, substantially
eliminating the Federal “double taxation” on earnings
that results from investment in a corporation
– Shareholders will be able to realize a regular cash
return on the value of the assets
Allow management for the operating company (OpCo) to
focus its time and resources on its healthcare operations
– Additionally, the OpCo will be able to employ a more
highly leveraged capital structure, which is more in
line with the expected growth and cash flow
characteristics
Of Note:
This reorganization was taxable at both the shareholder
and Company level
Newly formed holding company which would hold all
assets and liabilities relating to the operation of Vencor’s historical business, including development properties
OpCo would operate the 60 long-term acute care hospitals
and 309 nursing centers, as well as operate the Vencare
contract services business
PropCo was operated as a self-administered, self-managed
realty company (and as a REIT as of January 1, 1999)
Initially held most of the Vencor-owned land, buildings and
other improvements, including
46 of OpCo’s 60 long-term-acute care hospitals
210 of OpCo’s 309 nursing centers
For three years after the distribution, PropCo had the
right of first offer for properties sold or mortgaged by
OpCo
Reorganizing the Company

86 MTS Health Partners
On April 30, 1998, Vencor completed the internal
reorganization and the refinancing of all of its long-term debt necessary to complete the spinoff of its healthcare operations through the distribution of the common stock of “New” Vencor
The distribution of one share of OPCo common stock
for each share of PropCo common stock was made on
May 1, 1998
Following the reorganization, Ventas (PropCo) was
operated as a self-administered REIT, however it did not
begin being taxed as a REIT for Federal income tax
purposes until January 1, 1999
Vencor / Ventas Case Study
Reorganization Overview
Operations
Vencor
(OpCo)
Ventas
(PropCo)
(Spin Off)
(Surviving Entity)
Rent
In connection with the reorganization, Ventas (PropCo)
would lease all of its owned hospitals and nursing facilities to
Vencor (OpCo)
The Company also leased 76 nursing centers and seven
hospitals from third parties.
The Company assigned these leases to OpCo and
obtained releases for PropCo from the lessors.
If such consents and releases were not obtained, the
Company sublet those properties to OpCo
The rental arrangement between Ventas and Vencor
comprised four long-term triple net leases, under which
Ventas received an initial annual rent of $221.5 million, with an annual, fixed rental escalator of 2.0%
Each of the four leases had  initial terms of 10 to 15 years
Source: CapitalIQ and Company Filings
Real Estate
VENCOR

87 MTS Health Partners
Vencor / Ventas Case Study
Pro Forma Capitalization
Source: CapitalIQ and Company Filings
(1)$300M total availability
(2)$250M total availability
Pre-Spin Off Post Spin Off
Vencor OpCo PropCo
12/31/97A 12/31/97 PF 12/31/97 PF
Senior Collateralized Debt $55.7 - -
Revolving Credit Facility Due 2002 1,129.3 - -
8 5/8 % Senior Subordinated Notes Due 2007 750.0 - -
Other Debt 12.1 - -
Revolving Credit Facility - $87.5
(1)
$50.5
Term Loans A&B - 600.0 500.0
Bridge Loan - 200.0 450.0
Private Placement of Subordinated Debt - 300.0 -
Total Debt $1,947.1 $1,187.5 $1,000.5
Operating Company Series A Prefereed Stock - 1.8 -
Common Stockholders Equity 905.4 894.3 (97.6)
Total Capitalization $2,852.4 $2,083.6 $902.8

Appendix – Financing Alternatives

89 MTS Health Partners
Financing Alternatives
$100.0mm Equity Offering ($25.0mm in Term Loan Paydown)
Equity Financing Overview:
Total Equity Offering $100.0
Current Share Price $8.74
Share Price @ Issuance (5.0% Disc.) ($0.44)
U/W Spread (4.0% Disc.) ($0.33)
Implied Equity Proceeds $7.97
Total Implied Equity Proceeds $91.2
Shares Issued 11.442
Incremental Analysis:
2010 2011
Sun Standalone Net Income $42.2 $45.2
Diluted Shares Outstanding 44.5                  44.9
Sun Standalone EPS $0.95 $1.01
Incremental Financing Costs $1.8 $2.2
Amotization of Financing Fees 0.0 0.0
Pre-Tax Incremental Income $1.8 $2.2
Taxes @ 41.0% (0.7) (0.9)
Incremental Net Income $1.1 $1.3
PF Net Income $43.3 $46.5
Incremental Shares Issued 11.4 11.4
PF Shares 55.9 56.3
PF EPS $0.77 $0.83
Accretion/(Dilution) - $ ($0.17) ($0.18)
Accretion/(Dilution) - % (18.4%) (18.0%)
Pro Forma Capital Structure
Incremental
Sun Trx. Annual Interest
12/31/09E Adjs. Pro-Forma 2010 2011
Cash $104.5 $66.2 $170.7 (0.7)        (0.7)
Sun Mortgage Debt $170.6 -               $170.6 -           -
Sun Capital Leases 0.8 -               0.8               -           -
Sun Senior Secured Debt - SWAP 150.0 -               150.0           -           -
Sun Senior Secured Debt 179.1 (25.0)            154.1           (1.2)        (1.6)
Sun Senior Subordinated Notes 200.0 -               200.0           -           -
New Senior Secured Debt -               -               -               -           -
New Senior Subordinated Notes -               -               -               -           -
New Convertible Notes -               -               -               -           -
Total Debt $700.5 ($25.0) $675.5 ($1.8) ($2.2)
Shareholders Equity - BV $449.1 100.00         549.1
Pro Forma Leverage Statistics
12/31/09E Trx. Adjs. 03/31/10E 03/31/11E
Net Debt $596.1 ($91.2) $504.9 $455.4
LTM EBITDA 176.8 NA 175.4 175.3
LTM Interest Expense 49.3 NA 47.7 49.8
2010 2011
Leverage 3.37x (0.49x) 2.88x < 3.50x 2.60x < 3.00x
Senior Leverage 2.24x (0.50x) 1.74x < 2.50x 1.46x < 2.00x
Interest Coverage 3.59x 0.09x 3.68x > 2.50x 3.52x > 2.75x

90 MTS Health Partners
Financing Alternatives
$150.0mm New Tack-on High Yield Notes ($75.0mm in Term Loan Paydown)
Debt Financing Overview:
HY Notes
Amount Raised $150.0
Fees 3.8
Cur HY Redemption Fees 0.0
Implied Debt Proceeds $146.3
Interest Rate 9.0%
Years to Amortize 10
Convert Price NA
% premium to current NA
Annual Interest Expense $13.5
Amotization of Financing Fees 0.4
Total Annual Interest Expense $13.9
Incremental Analysis:
2010 2011
Sun Standalone Net Income $42.2 $45.2
Diluted Shares Outstanding 44.5                  44.9
Sun Standalone EPS $0.95 $1.01
Incremental Financing Costs ($9.3) ($8.1)
Amotization of Financing Fees (0.4) (0.4)
Pre-Tax Incremental Income ($9.7) ($8.5)
Taxes @ 41.0% 4.0 3.5
Incremental Net Income ($5.7) ($5.0)
PF Net Income $36.5 $40.2
Incremental Shares Issued 0.0 0.0
PF Shares 44.5 44.9
PF EPS $0.82 $0.90
Accretion/(Dilution) - $ ($0.13) ($0.11)
Accretion/(Dilution) - % (13.5%) (11.1%)
Pro Forma Capital Structure
Incremental
Sun Trx. Annual Interest
12/31/09E Adjs. Pro-Forma 2010 2011
Cash $104.5 $71.3 $175.7 (0.7)        (0.7)
Sun Mortgage Debt $170.6 -               $170.6 -           -
Sun Capital Leases 0.8 -               0.8               -           -
Sun Senior Secured Debt - SWAP 150.0 -               150.0           -           -
Sun Senior Secured Debt 179.1 (75.0)            104.1           (3.5)        (4.7)
Sun Senior Subordinated Notes 200.0 -               200.0           -           -
New Senior Secured Debt -               -               -               -           -
New Senior Subordinated Notes -               150.0           150.0           13.5       13.5
New Convertible Notes -               -               -               -           -
Total Debt $700.5 $75.0 $775.5 $9.3 $8.1
Shareholders Equity - BV $449.1 -               449.1
Pro Forma Leverage Statistics
12/31/09E Trx. Adjs. 03/31/10E 03/31/11E
Net Debt $596.1 $3.8 $599.8 $556.9
LTM EBITDA 176.8 NA 175.4 175.3
LTM Interest Expense 49.3 NA 58.8 61.0
2010 2011
Leverage 3.37x 0.05x 3.42x < 3.50x 3.18x < 3.00x
Senior Leverage 2.24x (0.82x) 1.42x < 2.50x 1.18x < 2.00x
Interest Coverage 3.59x (0.60x) 2.98x > 2.50x 2.87x > 2.75x

91 MTS Health Partners
Financing Alternatives
$100.0mm Convertible Notes ($25.0mm in Term Loan Paydown)
Debt Financing Overview:
Convert
Amount Raised $100.0
Fees 2.5
Cur HY Redemption Fees NA
Implied Debt Proceeds $97.5
Interest Rate 3.0%
Years to Amortize 10
Convert Price $12.00
% premium to current 37.3%
Annual Interest Expense $3.0
Amotization of Financing Fees 0.3
Total Annual Interest Expense $3.3
Pro Forma Capital Structure
Incremental
Sun Trx. Annual Interest
12/31/09E Adjs. Pro-Forma 2010 2011
Cash $104.5 $72.5 $177.0 (0.7) (0.7)
Sun Mortgage Debt $170.6 - $170.6 - -
Sun Capital Leases 0.8 - 0.8 - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 - -
Sun Senior Secured Debt 179.1 (25.0) 154.1 (1.2) (1.6)
Sun Senior Subordinated Notes 200.0 - 200.0 - -
New Senior Secured Debt - - - - -
New Senior Subordinated Notes - - - - -
New Convertible Notes - 100.0 100.0 3.0 -
Total Debt $700.5 $75.0 $775.5 $1.1 ($2.3)
Shareholders Equity - BV $449.1 - 449.1
Convert Share Price Analysis
Current 12/31/10 12/31/11
Share Price $8.74 $10.31 $12.17
% growth rate 18.0% 18.0%
Additional Shares Outsanding 0.000 8.217
Pro Forma Leverage Statistics
12/31/09E Trx. Adjs. 03/31/10E 03/31/11E
Net Debt $596.1 $2.5 $598.6 $550.8
LTM EBITDA 176.8 NA 175.4 175.3
LTM Interest Expense 49.3 NA 50.6 52.8
2010 2011
Leverage 3.37x 0.04x 3.41x < 3.50x 3.14x < 3.00x
Senior Leverage 2.24x 0.03x 2.27x < 2.50x 2.00x < 2.00x
Interest Coverage 3.59x (0.12x) 3.47x > 2.50x 3.32x > 2.75x
Incremental Analysis:
2010 2011
Sun Standalone Net Income $42.2 $45.2
Diluted Shares Outstanding 44.5 44.9
Sun Standalone EPS $0.95 $1.01
Incremental Financing Costs ($1.1) $2.3
Amortization of Financing Fees (0.3) (0.3)
Pre-Tax Incremental Income ($1.4) $2.0
Taxes @ 41.0% 0.6 (0.8)
Incremental Net Income ($0.8) $1.2
PF Net Income $41.4 $46.4
Incremental Shares Issued 0.0 8.2
PF Shares 44.5 53.1
PF EPS $0.93 $0.87
($0.02) ($0.13)
(1.9%) (13.2%)
Accretion/(Dilution) - $
Accretion/(Dilution) - %

92 MTS Health Partners
Financing Alternatives
Full High Yield Refinancing
Debt Financing Overview:
HY Notes
Amount Raised $600.0
Fees 15.0
Cur HY Redemption Fees 15.2
Implied Debt Proceeds $569.8
Interest Rate 9.0%
Years to Amortize 10
Convert Price NA
% premium to current NA
Annual Interest Expense $54.0
1.5
Total Annual Interest Expense $55.5
Pro Forma Capital Structure
Incremental
Sun Trx. Annual Interest
12/31/09E Adjs. Pro-Forma 2010 2011
Cash $104.5 $40.7 $145.2 (0.4) (0.4)
Sun Mortgage Debt $170.6 - $170.6 - -
Sun Capital Leases 0.8 - 0.8 - -
Sun Senior Secured Debt - SWAP 150.0 (150.0) - (9.6) (9.4)
Sun Senior Secured Debt 179.1 (179.1) - (8.3) (11.1)
Sun Senior Subordinated Notes 200.0 (200.0) - (18.3) (18.3)
New Senior Secured Debt - - - - -
New Senior Subordinated Notes - 600.0 600.0 54.0 54.0
New Convertible Notes - - - - -
Total Debt $700.5 $70.9 $771.4 $17.4 $14.8
Shareholders Equity - BV $449.1 - 449.1
Incremental Analysis:
2010 2011
Sun Standalone Net Income $42.2 $45.2
Diluted Shares Outstanding 44.5 44.9
Sun Standalone EPS $0.95 $1.01
Incremental Financing Costs ($17.4) ($14.8)
(1.5) (1.5)
Pre-Tax Incremental Income ($18.9) ($16.3)
Taxes @ 41.0% 7.8 6.7
Incremental Net Income ($11.2) ($9.6)
PF Net Income $31.0 $35.6
Incremental Shares Issued 0.0 0.0
PF Shares 44.5 44.9
PF EPS $0.70 $0.79
($0.25) ($0.21)
(26.4%) (21.3%)
Pro Forma Leverage Statistics
12/31/09E Trx. Adjs. 03/31/10E 03/31/11E
Net Debt $596.1 $30.2 $626.3 $588.1
LTM EBITDA 176.8 NA 175.4 175.3
LTM Interest Expense 49.3 NA 66.9 69.1
2010 2011
Leverage 3.37x 0.20x 3.57x < 3.50x 3.36x < 3.00x
Senior Leverage 2.24x (2.09x) 0.15x < 2.50x (0.07x) < 2.00x
Interest Coverage 3.59x (0.96x) 2.62x > 2.50x 2.54x > 2.75x
Accretion/(Dilution) - $
Accretion/(Dilution) - %
Amotization of Financing Fees
Amotization of Financing Fees

$105.00
$103.00
$101.00
$99.00
$97.00
$95.00
$93.00
$91.00
$89.00
$87.00
$85.00
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10

93 MTS Health Partners Financing Alternatives Overview of Senior Subordinated Trading (1) As per FINRA on 1/29/10

Appendix – Portfolio Rationalization Alternatives

95 MTS Health Partners
Oklahoma Facilities – Financial Impact at $45mm (8.2x 2009E EBITDAR of $5.5mm)
Portfolio Rationalization Alternatives
Base Case Projections Adjustments Pro-Forma Projections
2010 2011 2010 2011 2010 2011
Revenue
$1,954.1 $2,031.3 ($60.4) ($62.4) $1,893.6
$1,968.9
EBITDAR $249.5 $261.7 ($6.8)
($7.2)
$242.8
$254.4
% Margin
12.8% 12.9% 11.2% 11.6% 12.8%
12.9%
Adj. EBITDA
$173.8 $183.9 ($3.5)
(1)
($3.9)
(1)
$170.3
$180.0
% Margin 8.9% 9.1% 5.7% 6.2% 9.0%
9.1%
Net Income
(2)
$42.2 $45.2 $0.6 $0.4 $42.8
$45.7
% Margin
2.2% 2.2% 2.3%
2.3%
Diluted EPS
$0.95 $1.01 $0.01 $0.01 $0.96
$1.02
Diluted Shares Outstanding (mm)
44.500 44.900 44.500 44.900 44.500
44.900
Cap-Ex
$55.0 $55.0 ($1.0) ($1.2) $54.0
$53.8
EPS Accretion/(Dilution) - $ $0.01 $0.01
EPS Accretion/(Dilution) - % 1.4% 1.0%
Q1 2011 Q4 2011
Leverage 3.12x 2.81x (0.16x) (0.15x) 2.97x 2.66x
Senior Leverage 1.98x 1.72x (0.18x) (0.17x) 1.80x 1.55x
Interest Coverage 3.39x 3.55x 0.06x 0.07x 3.45x 3.63x
(1)
EBITDA adjustment calculated as Oklahoma Facilities EBITDA of $4.7mm  and $5.1mm in 2010 and 2011 respectively less unallocated insurance expenses of $1.2mm and $1.2mm of
GLPL annual cost savings Sun would gain from the disposal of the Oklahoma facilities.
(2)
Net Income adjustments for the removal of Oklahoma Facilities calculated as reduction in tax affected EBITs of $1.9mm and $2.4mm in 2010E and 2011E respectively plus a reduction of
Mortgage and Term Loan interest expense. Reduction in interest expense calculated by applying proceeds from sale net of taxes (assessed on a Net Tax Basis of $20.6mm, and tax rate of
41.0%) to base case assumptions of 2010E average interest rate of 4.7% and 2011E average interest rate of 6.2%.

96 MTS Health Partners
Divestiture of CareerStaff – Assumes sale at $70.0mm (7.5x 2009E EBITDA of $9.4mm)
Portfolio Rationalization Alternatives
Base Case Projections Adjustments Pro-Forma Projections
2010 2011 2010 2011 2010 2011
Revenue
$1,954.1 $2,031.3 ($104.7) ($107.9) $1,849.4 $1,923.4
EBITDAR $249.5 $261.7 ($9.6) ($10.0) $239.9 $251.7
% Margin
12.8% 12.9% 9.2% 9.2% 13.0% 13.1%
Adj. EBITDA
$173.8 $183.9 ($7.7)
(1)
($8.0)
(1)
$166.1 $175.9
% Margin 8.9% 9.1% 7.3% 7.4% 9.0% 9.1%
Net Income
(2)
$42.2 $45.2 ($2.7) ($2.4) $39.5 $42.8
% Margin
2.2% 2.2% 2.1% 2.2%
Diluted EPS
$0.95 $1.01 ($0.06) ($0.05) $0.89 $0.95
Diluted Shares Outstanding (mm)
44.500 44.900 44.500 44.900 44.500 44.900
Cap-Ex
$55.0 $55.0 ($0.3)
($0.5)
$54.7 $54.5
EPS Accretion/(Dilution) - $ ($0.06) ($0.05)
EPS Accretion/(Dilution) - % (6.3%) (5.4%)
Q1 2011 Q4 2011
Leverage 3.12x 2.81x (0.17x) (0.17x) 2.96x 2.64x
Senior Leverage 1.98x 1.72x (0.22x) (0.22x) 1.76x 1.50x
Interest Coverage 3.39x 3.55x 0.02x 0.08x 3.41x 3.63x
(1)
EBITDA adjustment calculated as CareerStaff EBITDA of $8.8mm and $9.1mm in 2010E and 2011E respectively less Corporate Overhead savings of $1.1mm.
(2)
Net Income adjustments for the removal of CareerStaff calculated as reduction in tax affected EBITs of $7.0mm and $7.5mm in 2010E and 2011E respectively plus a reduction of
Term Loan interest expense. Reduction in interest expense calculated by applying proceeds from sale net of taxes (assessed on a Net Tax Basis of $30.0mm, and tax rate of 41.0%) to base case assumptions of 2010E average interest rate of 4.7% and 2011E average interest rate of 6.2%.

97 MTS Health Partners
Portfolio Rationalization Alternatives
U.S Staffing Public Comparables
Sources: Company press releases, public documents, and Wall Street research consensus estimates as of 1/29/10
(1)Enterprise value represents equity value plus any outstanding debt, minority interest and preferred stock less cash and cash equivalents.
Preferred
Price as of 52 Week Equity Stock & Min. Enterprise LT Growth
1/29/10 High % of Value Debt Interest Cash Value Rate
AMN Healthcare Services Inc. $8.70 $11.00 79.1% $283.9 $77.3 $0.0 $22.6 $338.6 14.0%
Cross Country Healthcare, Inc. 9.06 10.23 88.6% 279.4 69.5 0.0 12.0 336.9 12.0%
On Assignment Inc. 6.98 7.59 92.0% 254.2 82.9 0.0 35.1 302.0 15.0%
Medical Staffing Network Holdings Inc. 0.33 0.72 45.8% 10.6 107.0 0.4 9.2 108.7 N/A
Operating Metrics
Revenue EBITDA EPS
2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E
AMN Healthcare Services Inc. $760.2 $621.8 $650.9 $46.3 $34.9 $40.9 $0.30 $0.28 $0.42
Cross Country Healthcare, Inc. 576.4 537.3 555.1 31.6 28.1 35.0 0.24 0.24 0.43
On Assignment Inc. 412.3 402.5 444.9 28.9 28.4 36.9 0.11 0.18 0.35
Medical Staffing Network Holdings Inc. 414.6 385.6 N/A 17.2 17.0 N/A 0.06 0.1 N/A
Trading Multiples Leverage Ratios
EV/Revenue EV/EBITDA Price/Earnings 2010E Cur. Debt / EBITDA
2010E 2011E 2010E 2011E 2010E 2011E PEG 2010E 2011E
AMN Healthcare Services Inc. 0.54x 0.52x 9.7x 8.3x 31.4x 21.0x 2.24x 2.2x 1.9x
Cross Country Healthcare, Inc. 0.63x 0.61x 12.0x 9.6x 37.8x 21.1x 3.15x 2.5x 2.0x
(Invalid Identifier) 0.75x 0.68x 10.6x 8.2x 39.2x 19.9x 2.61x 2.9x 2.3x
Medical Staffing Network Holdings Inc. 0.28x NA 6.4x NA 2.8x NA NA 6.3x NA
Maximum 0.75x 0.68x 12.0x 9.6x 39.2x 21.1x 3.15x 6.3x 2.3x
Mean 0.55x 0.60x 9.7x 8.7x 27.8x 20.7x 2.67x 3.5x 2.0x
Median 0.59x 0.61x 10.2x 8.3x 34.6x 21.0x 2.61x 2.7x 2.0x
Minimum 0.28x 0.52x 6.4x 8.2x 2.8x 19.9x 2.24x 2.2x 1.9x

Appendix – Portfolio Expansion Alternatives

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

99 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDAR
Overview of key assumptions
7.0x Acquisition Multiple ($140mm)
Financed through
$20mm of cash on hand (14% of funds)
$80mm (4.0x EBTIDAR, 6.0% interest) in
new debt (55% of funds)
$44mm (after discount and fees) from new
equity offering (31% of funds) assuming
Sun’s current per share value of $8.74
Assumed Synergies of 1.0% of revenues
($1.7mm)
2011 Accretion/(Dilution)
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
$8.74 10.8% 5.2% 0.1% (4.5%)
10.74 12.1% 7.4% 3.0% (1.0%)
12.74 13.0% 9.0% 5.2% 1.6%
14.74 13.7% 10.1% 6.8% 3.6%
16.74 14.2% 11.0% 8.0% 5.2%
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
1.0% 10.8% 5.2% 0.1% (4.5%)
2.0% 12.8% 7.1% 1.9% (2.7%)
3.0% 14.9% 9.1% 3.8% (1.0%)
4.0% 16.9% 11.0% 5.6% 0.8%
5.0% 19.0% 12.9% 7.5% 2.5%
EBITDAR Multiple Paid
5.2% 6.0x 7.0x 8.0x 9.0x
2.5x 5.1% 0.1% (4.4%) (8.5%)
3.0x 6.9% 1.7% (3.0%) (7.3%)
3.5x 8.8% 3.4% (1.5%) (5.9%)
4.0x 10.8% 5.2% 0.1% (4.5%)
4.5x 12.9% 7.0% 1.8% (3.0%)

100 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDAR
Sources & Uses
$ %
Sun Existing Cash $20.0 13.5%
Assumed Mortgage Debt 0.0 0.0%
New Senior Secured Debt 80.0 53.8%
Sun Equity Proceeds 48.7 32.7%
Sources of Cash $148.7 100.0%
Purchase Price $140.0 94.2%
Transaction Costs 8.7 5.8%
Use of Cash $148.7 100.0%
Pro Forma Leverage Statistics
PF 01/31/10E PF 01/31/11E
Net Debt $696.1 650.9
PF LTM EBITDA 197.1 197.8
PF LTM Interest Expense 55.0 57.2
2010 2010
Leverage 3.53x < 3.50x 3.29x < 3.00x
Senior Leverage 2.52x < 2.50x 2.28x < 2.00x
Interest Coverage 3.58x > 2.50x 3.46x > 2.75x
Pro Forma Capital Structure
Incremental
Sun Transaction Interest Annual Interest
12/31/09E Adjustments Combined Rate PF 2009 2010 2011
Cash $104.5 ($20.0) $84.5 0.4 0.4 0.4
Sun Mortgage Debt $170.6 - $170.6 n/a - - -
Sun Capital Leases 0.8 - 0.8 n/a - - -
Sun Senior Subordinated Notes 200.0 - 200.0 n/a - - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 n/a - - -
Sun Senior Secured Debt 179.1 - 179.1 n/a - - -
Mortgage Debt Assumed - - 0.0 0.0% - - -
New Senior Secured Debt - 80.0 80.0 6.0% 4.8 4.8 4.8
Total Debt $700.5 $80.0 $780.5 $5.2 $5.2 $5.2
Amort. of Financing Fees 0.3 0.3 0.3
$5.5 $5.5 $5.5

101 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDAR
Incremental Analysis: Acquisition Overview:
2010 2011 Revenues $166.7
Sun Standalone Net Income $42.2 $45.2 LTM EBITDAR 20.0 12.00% Margin
Diluted Shares Outstanding 44.5 44.9 Acquisition Multiple 7.0x
Sun Standalone EPS $0.95 $1.01 Purchase Price $140.0
Trx. Fees & Expenses 4.4 2.00% Trx Fees + Fin Fees
Incremental EBITDA $20.8 $22.0 Net Purchase Price $144.4
Incremental O/H Synergies 1.7 1.7
PF Incremental EBITDA $22.5 $23.7 Existing Cash 20.0 1.0x EBITDA
Incremental D&A (4.2) (4.2)
Incremental Financing Costs (5.5) (5.5) Debt Assumed - 0.0x EBITDA
Pre-Tax Incremental Income 12.8 14.0 New Debt 80.0 4.0x EBITDA
Taxes @ 41.0% (5.2) (5.7) Total Debt 80.0 4.0x EBITDA
Incremental Net Income $7.5 $8.2
Sources of Cash 100.0 5.0x EBITDA
PF Net Income $49.7 $53.5
Debt Financing Overview:
Incremental Shares Issued 5.6 5.6 Repricing Costs - Old Debt $0.0 0.00% on $329.1 of Sr. Debt
PF Shares 50.1 50.5 Loss of Interest Income 0.4 2.00% on $20.0mm of Cash
Amort. of Financing Fees 0.3 2.00% Amortized over 5 years
PF EPS $0.99 $1.06 Assumed Debt Interest 0.0 0.00% Rate
Accretion/(Dilution) - $ $0.05 $0.05
New Debt Interest 4.8 6.00% Rate (L+350, hedged)
Accretion/(Dilution) - % 4.8% 5.2%
Incremental Financing Costs $5.5
Sensitivity on Covenants: PF 01/31/10E PF 01/31/11E Equity Financing Overview:
Requirement < 3.50x < 3.00x Equity Offering Proceeds Needed $44.4
Leverage Ratio - PF Trx 3.53x 3.29x Current Share Price $8.74
EBITDA Shortfall ($1.8) ($19.2) Share Price @ Issuance (5.0% Disc.) ($0.44) 5.00% Discount to Mkt. Price
Cash Shortfall ($6.4) ($57.6) U/W Spread ($0.33) 4.00% U/W Spread
Implied Equity Proceeds $7.97 Implied Shares Issued
Requirement < 2.50x < 2.00x Shares Issued 5.6 13% of outstanding shares
Senior Leverage Ratio - PF Trx 2.52x 2.28x Total Equity Offering $48.7
EBITDA Shortfall ($1.4) ($27.7)
Cash Shortfall ($3.4) ($55.4) Synergies Analysis
Incremental O/H Synergies
$1.7 1.00% of Revenues

Sun Price/SH

Synergies
(% revenues)

Incremental
Leverage

102 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $80mm EBITDAR
Overview of key assumptions
7.0x Acquisition Multiple ($560mm)
Financed through
- $20mm of cash on hand (4% of funds)
- $320mm (4.0x EBTIDAR, 6.0% interest) in
new debt (55% of funds)
- $238mm (after discount and fees) from new
equity offering (41% of funds) assuming
Sun’s current per share value of $8.74
Assumed Synergies of 2.0% of revenues
($13.3mm)
2011 Accretion/(Dilution)
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
$8.74 27.6% 10.1% (3.2%) (13.6%)
10.74 35.2% 18.9% 6.1% (4.2%)
12.74 41.0% 25.9% 13.7% 3.6%
14.74 45.6% 31.4% 19.8% 10.1%
16.74 49.2% 36.0% 25.0% 15.6%
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
1.0% 21.5% 4.9% (7.8%) (17.7%)
2.0% 27.6% 10.1% (3.2%) (13.6%)
3.0% 33.6% 15.3% 1.4% (9.5%)
4.0% 39.7% 20.6% 6.0% (5.4%)
5.0% 45.8% 25.8% 10.6% (1.3%)
EBITDAR Multiple Paid
10.1% 6.0x 7.0x 8.0x 9.0x
2.5x 9.5% (3.0%) (13.0%) (21.1%)
3.0x 14.7% 0.8% (10.1%) (18.8%)
3.5x 20.7% 5.2% (6.8%) (16.3%)
4.0x 27.6% 10.1% (3.2%) (13.6%)
4.5x 35.6% 15.7% 0.9% (10.5%)

103 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $80mm EBITDAR
Sources & Uses
$ %
Sun Existing Cash $20.0 3.3%
Assumed Mortgage Debt 0.0 0.0%
New Senior Secured Debt 320.0 53.3%
Sun Equity Proceeds 260.5 43.4%
Sources of Cash $600.5 100.0%
Purchase Price $560.0 93.3%
Transaction Costs 40.5 6.7%
Use of Cash $600.5 100.0%
Pro Forma Leverage Statistics
PF 01/31/10E PF 01/31/11E
Net Debt $936.1 900.0
PF LTM EBITDA 268.7 271.8
PF LTM Interest Expense 70.4 72.6
2010 2010
Leverage 3.48x < 3.50x 3.31x < 3.00x
Senior Leverage 2.74x < 2.50x 2.58x < 2.00x
Interest Coverage 3.82x > 2.50x 3.75x > 2.75x
Pro Forma Capital Structure
Incremental
Sun Transaction Interest Annual Interest
12/31/09E Adjustments Combined Rate PF 2009 2010 2011
Cash $104.5 ($20.0) $84.5 0.4 0.4 0.4
Sun Mortgage Debt $170.6 - $170.6 n/a - - -
Sun Capital Leases 0.8 - 0.8 n/a - - -
Sun Senior Subordinated Notes 200.0 - 200.0 n/a - - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 n/a - - -
Sun Senior Secured Debt 179.1 - 179.1 n/a - - -
Mortgage Debt Assumed - - 0.0 0.0% - - -
New Senior Secured Debt - 320.0 320.0 6.0% 19.2 19.2 19.2
Total Debt $700.5 $320.0 $1,020.5 $19.6 $19.6 $19.6
Amort. of Financing Fees 1.3 1.3 1.3
$20.9 $20.9 $20.9

104 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $80mm EBITDAR
Incremental Analysis: Acquisition Overview:
2010 2011 Revenues $666.7
Sun Standalone Net Income $42.2 $45.2 LTM EBITDAR 80.0 12.00% Margin
Diluted Shares Outstanding 44.5 44.9 Acquisition Multiple 7.0x
Sun Standalone EPS $0.95 $1.01 Purchase Price $560.0
Trx. Fees & Expenses 17.6 2.00% Trx Fees + Fin Fees
Incremental EBITDA $83.2 $88.0 Net Purchase Price $577.6
Incremental O/H Synergies 13.3 13.3
PF Incremental EBITDA $96.5 $101.3 Existing Cash 20.0 0.3x EBITDA
Incremental D&A (16.7) (16.7)
Incremental Financing Costs (20.9) (20.9) Debt Assumed - 0.0x EBITDA
Pre-Tax Incremental Income 59.0 63.8 New Debt 320.0 4.0x EBITDA
Taxes @ 41.0% (24.2) (26.1) Total Debt 320.0 4.0x EBITDA
Incremental Net Income $34.8 $37.6
Sources of Cash 340.0 4.3x EBITDA
PF Net Income $77.0 $82.8
Debt Financing Overview:
Incremental Shares Issued 29.8 29.8 Repricing Costs - Old Debt $0.0 0.00% on $329.1 of Sr. Debt
PF Shares 74.3 74.7 Loss of Interest Income 0.4 2.00% on $20.0mm of Cash
Amort. of Financing Fees 1.3 2.00% Amortized over 5 years
PF EPS $1.04 $1.11 Assumed Debt Interest 0.0 0.00% Rate
Accretion/(Dilution) - $ $0.09 $0.10
New Debt Interest 19.2 6.00% Rate (L+350, hedged)
Accretion/(Dilution) - % 9.3% 10.1%
Incremental Financing Costs $20.9
Sensitivity on Covenants: PF 01/31/10E PF 01/31/11E Equity Financing Overview:
Requirement < 3.50x < 3.00x Equity Offering Proceeds Needed $237.6
Leverage Ratio - PF Trx 3.48x 3.31x Current Share Price $8.74
EBITDA Shortfall $1.3 ($28.2) Share Price @ Issuance (5.0% Disc.) ($0.44) 5.00% Discount to Mkt. Price
Cash Shortfall $4.5 ($84.5) U/W Spread ($0.33) 4.00% U/W Spread
Implied Equity Proceeds $7.97 Implied Shares Issued
Requirement < 2.50x < 2.00x Shares Issued 29.8 68% of outstanding shares
Senior Leverage Ratio - PF Trx 2.74x 2.58x Total Equity Offering $260.5
EBITDA Shortfall ($25.7) ($78.2)
Cash Shortfall ($64.3) ($156.3) Synergies Analysis
Incremental O/H Synergies $13.3 2.00% of Revenues

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

105 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $120mm EBITDAR
Overview of key assumptions
7.0x Acquisition Multiple ($840mm)
Financed through
- $20mm of cash on hand (2% of funds)
- $480mm (4.0x EBTIDAR, 6.0% interest) in
new debt (56% of funds)
- $366mm (after discount and fees) from new
equity offering (42% of funds) assuming
Sun’s current per share value of $8.74
Assumed Synergies of 3.0% of revenues
($30.0mm)
2011 Accretion/(Dilution)
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
$8.74 41.6% 17.7% 0.6% (12.1%)
10.74 53.1% 29.9% 12.8% (0.4%)
12.74 62.2% 39.9% 22.9% 9.6%
14.74 69.6% 48.2% 31.6% 18.3%
16.74 75.6% 55.2% 39.0% 25.9%
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
1.0% 26.1% 4.8% (10.4%) (21.7%)
2.0% 33.8% 11.2% (4.9%) (16.9%)
3.0% 41.6%
17.7%
0.6% (12.1%)
4.0% 49.3% 24.1% 6.2% (7.2%)
5.0% 57.1% 30.5% 11.7% (2.4%)
EBITDAR Multiple Paid
17.7% 6.0x 7.0x 8.0x 9.0x
2.5x 16.4% 0.6% (11.5%) (20.9%)
3.0x 23.4% 5.5% (7.9%) (18.3%)
3.5x 31.7% 11.1% (3.9%) (15.4%)
4.0x 41.6% 17.7% 0.6% (12.1%)
4.5x 53.6% 25.4% 5.9% (8.4%)

106 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $120mm EBITDAR
Pro Forma Capital Structure
Incremental
Sun Transaction Interest Annual Interest
12/31/09E Adjustments Combined Rate PF 2009 2010 2011
Cash $104.5 ($20.0) $84.5 0.4 0.4 0.4
Sun Mortgage Debt $170.6 - $170.6 n/a - - -
Sun Capital Leases 0.8 - 0.8 n/a - - -
Sun Senior Subordinated Notes 200.0 - 200.0 n/a - - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 n/a - - -
Sun Senior Secured Debt 179.1 - 179.1 n/a - - -
Mortgage Debt Assumed - - 0.0 0.0% - - -
New Senior Secured Debt - 480.0 480.0 6.0% 28.8 28.8 28.8
Total Debt $700.5 $480.0 $1,180.5 $29.2 $29.2 $29.2
Amort. of Financing Fees 1.9 1.9 1.9
$31.1 $31.1 $31.1
Sources & Uses
$ %
Sun Existing Cash $20.0 2.2%
Assumed Mortgage Debt 0.0 0.0%
New Senior Secured Debt 480.0 53.2%
Sun Equity Proceeds 401.8 44.6%
Sources of Cash $901.8 100.0%
Purchase Price $840.0 93.2%
Transaction Costs 61.8 6.8%
Use of Cash $901.8 100.0%
Pro Forma Leverage Statistics
PF 01/31/10E PF 01/31/11E
Net Debt $1,096.1 1,066.0
PF LTM EBITDA 325.4 330.1
PF LTM Interest Expense 80.6 82.8
2010 2010
Leverage 3.37x < 3.50x 3.23x < 3.00x
Senior Leverage 2.75x < 2.50x 2.62x < 2.00x
Interest Coverage 4.04x > 2.50x 3.99x > 2.75x

107 MTS Health Partners
Portfolio Expansion Alternatives
LTC Acquisition – Accretion/(Dilution) Analysis – Purchase of $120mm EBITDAR
Incremental Analysis: Acquisition Overview:
2010 2011 Revenues $1,000.0
Sun Standalone Net Income $42.2 $45.2 LTM EBITDAR 120.0 12.00% Margin
Diluted Shares Outstanding 44.5 44.9 Acquisition Multiple 7.0x
Sun Standalone EPS $0.95 $1.01 Purchase Price $840.0
Trx. Fees & Expenses 26.4 2.00% Trx Fees + Fin Fees
Incremental EBITDA $124.8 $132.0 Net Purchase Price $866.4
Incremental O/H Synergies 30.0 30.0
PF Incremental EBITDA $154.8 $162.0 Existing Cash 20.0 0.2x EBITDA
Incremental D&A (25.0) (25.0)
Incremental Financing Costs (31.1) (31.1) Debt Assumed - 0.0x EBITDA
Pre-Tax Incremental Income 98.7 105.8 New Debt 480.0 4.0x EBITDA
Taxes @ 41.0% (40.5) (43.4) Total Debt 480.0 4.0x EBITDA
Incremental Net Income $58.2 $62.4
Sources of Cash 500.0 4.2x EBITDA
PF Net Income $100.4 $107.7
Debt Financing Overview:
Incremental Shares Issued 46.0 46.0 Repricing Costs - Old Debt $0.0 0.00% on $329.1 of Sr. Debt
PF Shares 90.5 90.9 Loss of Interest Income 0.4 2.00% on $20.0mm of Cash
Amort. of Financing Fees 1.9 2.00% Amortized over 5 years
PF EPS $1.11 $1.18 Assumed Debt Interest 0.0 0.00% Rate
Accretion/(Dilution) - $
$0.16 $0.18 New Debt Interest 28.8 6.00% Rate (L+350, hedged)
Accretion/(Dilution) - %
17.1% 17.7% Incremental Financing Costs $31.1
Sensitivity on Covenants: PF 01/31/10E PF 01/31/11E Equity Financing Overview:
Requirement < 3.50x < 3.00x Equity Offering Proceeds Needed $366.4
Leverage Ratio - PF Trx 3.37x 3.23x Current Share Price $8.74
EBITDA Shortfall $12.2 ($25.2) Share Price @ Issuance (5.0% Disc.) ($0.44) 5.00% Discount to Mkt. Price
Cash Shortfall $42.8 ($75.7) U/W Spread ($0.33) 4.00% U/W Spread
Implied Equity Proceeds $7.97 Implied Shares Issued
Requirement < 2.50x < 2.00x Shares Issued 46.0 104% of outstanding shares
Senior Leverage Ratio - PF Trx 2.75x 2.62x Total Equity Offering $401.8
EBITDA Shortfall ($33.0) ($102.9)
Cash Shortfall ($82.6) ($205.8) Synergies Analysis
Incremental O/H Synergies $30.0 3.00% of Revenues

108 MTS Health Partners
Portfolio Expansion Alternatives
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : Data as of 1/29/10. Adjusted enterprise value calculated by adding 8.0x LTM rent expense back to enterprise value. Skilled balance sheet data as of  6/30/09, Sun data as of 9/30/09 and pro-forma for  $15.5mm payment for acquisition of Allegiance on 10/1/09.
Note:  $ in millions, except per share data
Selected Publicly Traded SNF Companies
Adj. Trading Multiples
Price as of Equity Prf. Stock & Enterprise Enterprise EV/EBITDA Adj. EV/EBITDAR Price/Earnings LT Growth
Company 1/29/10 Value Debt Min. Interest Cash Value
(1)
Value
(2)
2009E 2010E 2011E 2009E 2010E 2011E 2009E 2010E 2011E Rate
Extendicare REIT $8.71 $636.9 $1,170.6 $0.0 $123.5 $1,684.0 $1,795.6 6.5x 7.0x 7.2x 6.6x 7.0x 7.3x 11.1x 15.0x 17.4x N/A
Kindred Healthcare Inc. 16.91 677.9 274.9 0.0 39.7 913.1 3,681.2 3.4x 3.5x 3.8x 5.9x 5.9x 5.9x 11.3x 13.3x 10.8x 11.4%
Skilled Healthcare Group, Inc. 6.54 244.1 472.5 0.0 3.2 713.4 860.7 6.4x 6.1x 6.0x 6.5x 6.3x 6.1x 6.6x 6.7x 6.3x 12.8%
Sun Healthcare Group Inc. 8.74 390.2 702.6 0.0 101.4 991.4 1,575.8 5.5x 5.5x 5.6x 6.3x 6.4x 6.2x 8.1x 8.9x 8.2x 11.7%
The Ensign Group, Inc. 17.09 365.5 59.8 0.0 21.4 403.9 521.5 5.6x 4.9x N/A 6.0x 5.4x N/A 10.9x 9.8x N/A 16.7%
Maximum 6.5x 7.0x 7.2x 6.6x 7.0x 7.3x 11.3x 15.0x 17.4x 16.7%
Mean 5.5x 5.4x 5.6x 6.3x 6.2x 6.4x 9.6x 10.7x 10.7x 13.1%
Median 5.6x 5.5x 5.8x 6.3x 6.3x 6.1x 10.9x 9.8x 9.5x
12.3%
Minimum 3.4x 3.5x 3.8x 5.9x 5.4x 5.9x 6.6x 6.7x 6.3x
11.4%

Sun Price/SH

Synergies
(% revenues)

Incremental
Leverage

109 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $5mm EBITDA
Overview of key assumptions
9.5x Acquisition Multiple ($48mm)
Financed through
- $20mm of cash on hand (41% of funds)
- $20mm (4.0x EBTIDA, 6.0% interest) in new
debt (41% of funds)
- $9mm (after discount and fees) from new
equity offering (18% of funds) assuming
Sun’s current per share value of $8.74
Assumed Synergies of 1.0% of revenues
($0.3mm)
2011 Accretion/(Dilution)
EBITDA Multiple Paid
1.9%
7.5x 8.5x 9.5x 10.5x 11.5x
$8.74
4.8% 3.4% 1.9% 0.5% (0.8%)
10.74
4.8% 3.6% 2.4% 1.2% 0.1%
12.74
4.7% 3.7% 2.7% 1.7% 0.8%
14.74
4.7% 3.8% 2.9% 2.1% 1.3%
16.74
4.7% 3.9% 3.1% 2.4% 1.6%
EBITDA Multiple Paid
1.9%
7.5x 8.5x 9.5x 10.5x 11.5x
1.0%
4.8% 3.4% 1.9% 0.5% (0.8%)
2.0%
5.2% 3.7% 2.2% 0.8% (0.5%)
3.0%
5.5% 4.0% 2.6% 1.2% (0.2%)
4.0%
5.8% 4.3% 2.9% 1.5% 0.1%
5.0%
6.2% 4.7% 3.2% 1.8% 0.4%
EBITDA Multiple Paid
1.9%
7.5x 8.5x 9.5x 10.5x 11.5x
2.5x
3.3% 1.9% 0.5% (0.8%) (2.1%)
3.0x
3.8% 2.4% 1.0% (0.4%) (1.7%)
3.5x
4.3% 2.9% 1.5% 0.1% (1.3%)
4.0x
4.8% 3.4% 1.9% 0.5% (0.8%)
4.5x
5.4% 3.9% 2.4% 1.0% (0.4%)

110 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $5mm EBITDA
Sources & Uses
$ %
Sun Existing Cash $20.0 40.2%
Assumed Mortgage Debt 0.0 0.0%
New Senior Secured Debt 20.0 40.2%
Sun Equity Proceeds 9.7 19.5%
Sources of Cash $49.7 100.0%
Purchase Price $47.5 95.6%
Transaction Costs 2.2 4.4%
Use of Cash $49.7 100.0%
Pro Forma Leverage Statistics
PF 01/31/10E PF 01/31/11E
Net Debt $636.1 588.6
PF LTM EBITDA 180.6 180.7
PF LTM Interest Expense 51.2 53.4
2010 2010
Leverage 3.52x < 3.50x 3.26x < 3.00x
Senior Leverage 2.41x < 2.50x 2.15x < 2.00x
Interest Coverage 3.53x > 2.50x 3.39x > 2.75x
Pro Forma Capital Structure
Incremental
Sun Transaction Interest Annual Interest
12/31/09E Adjustments Combined Rate PF 2009 2010 2011
Cash $104.5 ($20.0) $84.5 0.4 0.4 0.4
Sun Mortgage Debt $170.6 - $170.6 n/a - - -
Sun Capital Leases 0.8 - 0.8 n/a - - -
Sun Senior Subordinated Notes 200.0 - 200.0 n/a - - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 n/a - - -
Sun Senior Secured Debt 179.1 - 179.1 n/a - - -
Mortgage Debt Assumed - - 0.0 0.0% - - -
New Senior Secured Debt - 20.0 20.0 6.0% 1.2 1.2 1.2
Total Debt $700.5 $20.0 $720.5 $1.6 $1.6 $1.6
Amort. of Financing Fees 0.1 0.1 0.1
$1.7 $1.7 $1.7

111 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $5mm EBITDA
Incremental Analysis: Acquisition Overview:
2010 2011 Revenues $25.0
Sun Standalone Net Income $42.2 $45.2 LTM EBITDA 5.0 20.00% Margin
Diluted Shares Outstanding 44.5 44.9 Acquisition Multiple 9.5x
Sun Standalone EPS $0.95 $1.01 Purchase Price $47.5
Trx. Fees & Expenses 1.4 2.00% Trx Fees + Fin Fees
Incremental EBITDA $5.2 $5.5 Net Purchase Price $48.9
Incremental O/H Synergies 0.3 0.3
PF Incremental EBITDA $5.5 $5.7 Existing Cash 20.0 4.0x EBITDA
Incremental D&A (0.6) (0.6)
Incremental Financing Costs (1.7) (1.7) Debt Assumed - 0.0x EBITDA
Pre-Tax Incremental Income 3.1 3.4 New Debt 20.0 4.0x EBITDA
Taxes @ 41.0% (1.3) (1.4) Total Debt 20.0 4.0x EBITDA
Incremental Net Income $1.9 $2.0
Sources of Cash 40.0 8.0x EBITDA
PF Net Income $44.1 $47.2
Debt Financing Overview:
Incremental Shares Issued 1.1 1.1 Repricing Costs - Old Debt $0.0 0.00% on $329.1 of Sr. Debt
PF Shares 45.6 46.0 Loss of Interest Income 0.4 2.00% on $20.0mm of Cash
Amort. of Financing Fees 0.1 2.00% Amortized over 5 years
PF EPS $0.97 $1.03 Assumed Debt Interest 0.0 0.00% Rate
Accretion/(Dilution) - $ $0.02 $0.02 New Debt Interest 1.2 6.00% Rate (L+350, hedged)
Accretion/(Dilution) - % 1.9% 1.9% Incremental Financing Costs $1.7
Sensitivity on Covenants: PF 01/31/10E PF 01/31/11E Equity Financing Overview:
Requirement < 3.50x < 3.00x Equity Offering Proceeds Needed $8.9
Leverage Ratio - PF Trx 3.52x 3.26x Current Share Price $8.74
EBITDA Shortfall ($1.1) ($15.5) Share Price @ Issuance (5.0% Disc.) ($0.44) 5.00% Discount to Mkt. Price
Cash Shortfall ($3.8) ($46.4) U/W Spread ($0.33) 4.00% U/W Spread
Implied Equity Proceeds $7.97 Implied Shares Issued
Requirement < 2.50x < 2.00x Shares Issued 1.1 3% of outstanding shares
Senior Leverage Ratio - PF Trx 2.41x 2.15x Total Equity Offering $9.7
EBITDA Shortfall $6.2 ($13.6)
Cash Shortfall $15.5 ($27.2) Synergies Analysis
Incremental O/H Synergies $0.3 1.00% of Revenues

Sun Price/SH

Synergies (% revenues)

Incremental Leverage

112 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDA
Overview of key assumptions
9.5x Acquisition Multiple ($190mm)
Financed through
- $20mm of cash on hand (10% of funds)
- $80mm (4.0x EBTIDA, 6.0% interest) in new
debt (41% of funds)
- $95mm (after discount and fees) from new
equity offering (49% of funds) assuming
Sun’s current per share value of $8.74
Assumed Synergies of 1.0% of revenues
($1.0mm)
2011 Accretion/(Dilution)
EBITDA Multiple Paid
-5.8%
7.5x 8.5x 9.5x 10.5x 11.5x
$8.74
3.6% (1.3%) (5.8%) (9.8%) (13.6%)
10.74
6.2% 2.0% (1.9%) (5.5%) (8.9%)
12.74
8.0% 4.3% 0.9% (2.3%) (5.4%)
14.74
9.4% 6.2% 3.1% 0.1% (2.6%)
16.74
10.5% 7.6% 4.8% 2.1% (0.4%)
EBITDA Multiple Paid
-5.8%
7.5x 8.5x 9.5x 10.5x 11.5x
1.0%
3.6% (1.3%) (5.8%) (9.8%) (13.6%)
2.0%
4.7%
(0.3%)
(4.7%) (8.8%) (12.6%)
3.0%
5.8% 0.8% (3.7%) (7.9%) (11.7%)
4.0%
6.9% 1.9% (2.7%) (6.9%) (10.7%)
5.0%
8.1% 3.0% (1.6%) (5.9%) (9.8%)
EBITDA Multiple Paid
-5.8%
7.5x 8.5x 9.5x 10.5x 11.5x
2.5x
(1.3%) (5.7%) (9.7%) (13.3%) (16.7%)
3.0x
0.2% (4.3%) (8.4%) (12.2%) (15.7%)
3.5x
1.9% (2.8%) (7.1%) (11.0%) (14.6%)
4.0x
3.6% (1.3%) (5.8%) (9.8%) (13.6%)
4.5x
5.3% 0.3% (4.4%) (8.6%) (12.4%)

113 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDA
Pro Forma Capital Structure
Incremental
Sun Transaction Interest Annual Interest
12/31/09E Adjustments Combined Rate PF 2009 2010 2011
Cash $104.5 ($20.0) $84.5 0.4 0.4 0.4
Sun Mortgage Debt $170.6 - $170.6 n/a - - -
Sun Capital Leases 0.8 - 0.8 n/a - - -
Sun Senior Subordinated Notes 200.0 - 200.0 n/a - - -
Sun Senior Secured Debt - SWAP 150.0 - 150.0 n/a - - -
Sun Senior Secured Debt 179.1 - 179.1 n/a - - -
Mortgage Debt Assumed - - 0.0 0.0% - - -
New Senior Secured Debt - 80.0 80.0 6.0% 4.8 4.8 4.8
Total Debt $700.5 $80.0 $780.5 $5.2 $5.2 $5.2
Amort. of Financing Fees 0.3 0.3 0.3
$5.5 $5.5 $5.5
Pro Forma Leverage Statistics
PF 01/31/10E PF 01/31/11E
Net Debt $696.1 650.9
PF LTM EBITDA 196.4 197.1
PF LTM Interest Expense 55.0 57.2
2010 2010
Leverage 3.54x < 3.50x 3.30x < 3.00x
Senior Leverage 2.53x < 2.50x 2.29x < 2.00x
Interest Coverage 3.57x > 2.50x 3.45x > 2.75x
Sources & Uses
$ %
Sun Existing Cash $20.0 9.8%
Assumed Mortgage Debt 0.0 0.0%
New Senior Secured Debt 80.0 39.1%
Sun Equity Proceeds 104.6 51.1%
Sources of Cash $204.6 100.0%
Purchase Price $190.0 92.9%
Transaction Costs 14.6 7.1%
Use of Cash $204.6 100.0%

114 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Accretion/(Dilution) Analysis – Purchase of $20mm EBITDA
Incremental Analysis: Acquisition Overview:
2010 2011 Revenues $100.0
Sun Standalone Net Income $42.2 $45.2 LTM EBITDA 20.0 20.00% Margin
Diluted Shares Outstanding 44.5 44.9 Acquisition Multiple 9.5x
Sun Standalone EPS $0.95 $1.01 Purchase Price $190.0
Trx. Fees & Expenses 5.4 2.00% Trx Fees + Fin Fees
Incremental EBITDA $20.8 $21.8 Net Purchase Price $195.4
Incremental O/H Synergies 1.0 1.0
PF Incremental EBITDA $21.8 $22.8 Existing Cash 20.0 1.0x EBITDA
Incremental D&A (2.5) (2.5)
Incremental Financing Costs (5.5) (5.5) Debt Assumed - 0.0x EBITDA
Pre-Tax Incremental Income 13.8 14.8 New Debt 80.0 4.0x EBITDA
Taxes @ 41.0% (5.6) (6.1) Total Debt 80.0 4.0x EBITDA
Incremental Net Income $8.1 $8.7
Sources of Cash 100.0 5.0x EBITDA
PF Net Income $50.3 $54.0
Debt Financing Overview:
Incremental Shares Issued 12.0 12.0 Repricing Costs - Old Debt $0.0 0.00% on $329.1 of Sr. Debt
PF Shares 56.5 56.9 Loss of Interest Income 0.4 2.00% on $20.0mm of Cash
Amort. of Financing Fees 0.3 2.00% Amortized over 5 years
PF EPS $0.89 $0.95 Assumed Debt Interest 0.0 0.00% Rate
Accretion/(Dilution) - $ ($0.06) ($0.06) New Debt Interest 4.8 6.00% Rate (L+350, hedged)
Accretion/(Dilution) - % (6.0%) (5.8%) Incremental Financing Costs $5.5
Sensitivity on Covenants: PF 01/31/10E PF 01/31/11E Equity Financing Overview:
Requirement < 3.50x < 3.00x Equity Offering Proceeds Needed $95.4
Leverage Ratio - PF Trx 3.54x 3.30x Current Share Price $8.74
EBITDA Shortfall ($2.5) ($19.9) Share Price @ Issuance (5.0% Disc.) ($0.44) 5.00% Discount to Mkt. Price
Cash Shortfall ($8.7) ($59.6) U/W Spread ($0.33) 4.00% U/W Spread
Implied Equity Proceeds $7.97 Implied Shares Issued
Requirement < 2.50x < 2.00x Shares Issued 12.0 27% of outstanding shares
Senior Leverage Ratio - PF Trx 2.53x 2.29x Total Equity Offering $104.6
EBITDA Shortfall ($2.0) ($28.4)
Cash Shortfall ($5.1) ($56.7) Synergies Analysis
Incremental O/H Synergies $1.0 1.00% of Revenues

115 MTS Health Partners
Note: $ in Millions except per share data.
Source: Street Projections as per consensus Wall Street estimates as of 1/15/10.
Portfolio Expansion Alternatives
Hospice Acquisition – Orleans Standalone Financials
Actual Street Projection
2008 2009E 2010E 2011E
Revenue $616.6 $688.7 $711.1 $734.6
% Growth 52.3% 11.7% 3.3% 3.3%
EBITDA $44.5 $75.1 $80.0 $83.1
% Margin 7.2% 10.9% 11.3% 11.3%
% Growth 57.2% 68.9% 6.5% 3.9%
Net Income $19.6 $39.2 $42.6 $47.7
% Margin 3.2% 5.7% 6.0% 6.5%
% Growth 62.0% 99.9% 8.7% 11.9%
Diluted EPS $0.46 $1.17 $1.26 $1.36
% Growth 27.8% 154.1% 7.9% 7.4%
Diluted Shares Outstanding (mm) 32.900 33.519 33.772 35.181
Cap-Ex $4.4 $10.3 $11.7 $9.0

116 MTS Health Partners
Portfolio Expansion Alternatives
Hospice Acquisition – Deal Overview
We analyzed the transaction assuming a 100% cash deal financed using 4.0x leverage on Orleans’s 2009E
EBITDA of $74mm ($300mm) at 6.0% and $380mm of new equity raised from Sun investors
35% premium on Orleans shares (9.1x  2009E EBITDA multiple)
$80.0mm in pro-forma cash balance
$5mm in Synergies
Share issuance at a 5.0% discount to the market and a 4.0% underwriting spread
Debt wavier fees of $2.0mm amortized over 5 years
41% Marginal Tax Rate
Rollover of Capital Leases, Mortgage Debt and Other Debt
Despite the ~2.5x differential in 2010E EPS multiples between Orleans (11.6x) and Sun (9.1x) a number of key factors mitigate the deal’s overall dilution, especially in a cash transaction
Orleans’s current capital structure consists of  ~$100mm in cash and $116mm of outstanding debt (1.6x of
$74.3mm 2009E EBITDA)
Assuming a post-transaction pro-forma cash balance of $80.0mm, approximately $120mm of the combined company cash balances can be used as a source of cash, reducing the need to issue shares and dilute current shareholders
Additionally, an increase in Orleans leverage ratios from 1.6x to 4.0. provides ~$185mm in sources of cash

117 MTS Health Partners
Hospice Acquisition – Orleans Acc./Dil (35% Premium, 100% Cash (4.0x Leverage))
Portfolio Expansion Alternatives
Pro Forma Accretion / (Dilution)
FYE December 31,
2009E 2010E 2011E
Projected Orlean's Standalone EPS $1.17 $1.26 $1.36
Projected SUNH Standalone EPS 1.10 0.95 1.01
Pro Forma Net Income Calculation
Projected Orlean's Standalone Net Income $39.2 $42.6 $47.7
Projected SUNH Standalone Net Income 48.4 42.2 45.2
Pro Forma Net Income $87.6 $84.8 $92.9
After Tax Adjustments:
Net Interest Expense ($12.1) ($12.1) ($12.1)
Synergies (pre-tax synergies of $5.0) 3.0 3.0 3.0
Amortization of Intangible Assets (3.5) (3.5) (3.5)
Amortization of Financing Fees (including waiver fees) (0.9) (0.9) (0.9)
Orlean's Interest Expense 3.2 1.1 1.1
Total ($10.3) ($12.5) ($12.5)
Pro Forma Net Income $77.2 $72.3 $80.4
Pro Forma Shares Outstanding 92.321 92.321 92.321
Pro Forma EPS $0.84 $0.78 $0.87
Projected SUNH Standalone EPS $1.10 $0.95 $1.01
$ Accretion / (Dilution) ($0.26) ($0.16) ($0.14)
% Accretion / (Dilution) (23.9%) (17.4%) (13.5%)

MTS
HEALTH PARTNERS

STRATEGIC ADVISORY & FINANCIAL SERVICES

SUNHEALTHCARE
Caring is the Key in Life

March 25, 2010 Board Discussion Materials For Discussion Purposes Only Project Son House Follow-Up

I. Executive Summary

3 MTS Health Partners
Executive Summary
At the Board’s last meeting in February, Sun management and MTS were asked to provide more specific detail around certain aspects of a proposed OpCo/PropCo transaction, including:
More detailed long-term models for OpCo and PropCo, including full income statements, balance sheets and cash flows
The expected strategic and financial profile of OpCo, as opposed to that of Sun today
A preliminary transaction timeline, as well as the costs expected to be incurred by Sun up to each point in that timeline
Any revised OpCo/PropCo analysis that results from this work
Accordingly, Sun management and MTS are pleased to present an update to last month’s presentation, including:
Revised long-term Sun/OpCo projections, reflecting an extension of the model through the 2012-2014 periods
Expanded PropCo financials, reflecting both a base “no growth” case, as well as various acquisition cases and their potential effect on PropCo equity values
A preliminary transaction timeline and expenses schedule, reflecting preliminary estimates by each of Sun’s proposed advisors
A preliminary “Omega strategy”
A quantitative and qualitative comparison of Sun today vs. OpCo
Based on these materials, Sun management is seeking approval from the Board to take all steps necessary to pursue a proposed OpCo/PropCo transaction structure in accordance with the enclosed timeline
Sun management and MTS will continue to provide periodic updates to the Board on progress against the timeline, as well as any positive or negative developments against the business case previously presented

II. Current Situation

5 MTS Health Partners
Current Situation - Public Market Viewpoint
Public Market Overview
Sources: Company press releases, public documents, and Wall Street research consensus estimates
1)Adjusted enterprise value calculated by adding 8.0x 2009A rent expense back to enterprise value.
Sun Market Valuation
Stock Price (03/15/10) $9.30
Fully Diluted Shares Outstanding 44.765
Equity Value $416.3
2009A Leverage Multiples
Add: Debt (12/31/09) EBITDA EBITDAR
Revolver & Term Loan 1.86x 1.32x $329.1
Mortgage Notes Payable 0.96x 0.68x 170.6
Senior Sub Notes 1.13x 0.80x 200.0
Leases NA 2.34x 0.8
Total Debt 3.96x 5.14x $700.5
Less: Cash (12/31/09) (0.59x) (0.42x) (104.5)
Net Debt 3.37x 4.72x $596.1
Enterprise Value $1,012.4
Add: Capitalized 2009A Rent (8.0x)
(1)
585.2
Adjusted Enterprise Value $1,597.6
Sun Metrics & Trading Multiples
Adj. Ent. Value / Ent. Value / Price /
Year EBITDAR EBITDA EPS
2009A 6.4x 5.7x 8.4x
2010E 6.5x 5.9x 9.8x
2011E 6.3x 5.7x 9.2x
Year EBITDAR EBITDA EPS
2009A $250.1 $176.9 $1.10
2010E 247.0 170.9 0.95
2011E 255.3 176.9 1.01

7.5x
6.6x
6.5x
6.4x
6.1x
3.2x
1.9x
4.3x
1.2x
0.0x
4.0x
3.6x
0.8x
4.8x
0.4x
1.1x
1.4x
2.3x
EXE
SKH
ENSG
SUNH
KND
Cap. Rent
Net Debt
Equity

7.6x
6.8x
6.5x
6.2x
5.7x
3.2x
1.9x
1.3x
0.0x
3.8x
4.0x
3.7x
4.9x
0.7x
0.4x
1.1x
2.4x
1.2x
EXE
SKH
SUNH
KND
ENSG
Cap. Rent
Net Debt
Equity

4.8x
4.7x
4.7x
4.3x
2.2x
0.0x
4.8x
3.6x
4.0x
0.8x
2.3x
1.1x
0.4x
1.4x
KND
SUNH
SKH
EXE
ENSG
Cap. Rent
Net Debt

13.9x
11.5x
9.9x
9.8x
7.7x
KND
EXE
ENSG
SUNH
SKH

12.6x
11.2x
9.2x
8.1x
N/A
KND
EXE
SUNH
SKH
ENSG

4.6x
4.2x
4.0x
1.5x
0.6x
EXE
SKH
SUNH
ENSG
KND

6 MTS Health Partners
Current Situation - Public Market Viewpoint
Selected Publicly Traded SNF Companies
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Note : Data as of 3/15/10. Adjusted enterprise value and  debt calculated by adding 8.0x 2009E rent expense back to enterprise value. Sun data pro-forma for  $16.0mm payment for acquisition of Allegiance on 10/1/09
Adj. EV / 2009A EBITDAR Adj. EV / 2010E EBITDAR Adj.  Net Debt / 2009A EBITDAR
Price / 2010E Earnings
Price / 2011E Earnings Debt / 2009A EBITDA
Mean = 10.5x
Mean = 10.3x
Mean = 6.6x
Mean = 6.5x
Mean = 3.0x
Mean = 4.1x

7 MTS Health Partners
Current Situation - Internal Viewpoint
Revised Long-Term Sun Base Case - Assumptions
Following the February board meeting, management constructed a longer-term forecast to assist in the board’s assessment of the long-term viability of Sun “OpCo” – relative to the more conservative “Illustrative” projections previously provided
Management remains comfortable with previous 2011 projections, and accordingly all material changes were limited to 2012-2014
2011 2012 2013 2014
SUNBRIDGE
Occupancy +0.4% +0.2% +0.2% +0.2%
Customer Mix:
Medicare 15.1% 15.2% 15.3% 15.4%
Managed Care 2.9% 2.9% 3.0% 3.1%
Commercial Ins 0.8% 0.8% 0.9% 0.9%
Skilled bps change 0.4% 0.2% 0.2% 0.2%
Medicaid 59.4% 59.3% 59.1% 59.0%
bps change -0.3% -0.1% -0.1% -0.1%
Private & Other 21.7% 21.7% 21.7% 21.6%
bps change -0.1% 0.0% 0.0% 0.0%
Rates
Medicare +3.0% +3.0% +3.0% +3.0%
Mgd / Commercial Ins +2.5% +2.5% +2.5% +2.5%
Medicaid +1.6% +3.0% +3.0% +3.0%
Private +4.0% +4.0% +4.0% +4.0%
Labor
Weighted Average Wage Rate +2.0% +2.2% +2.2% +2.2%
Hours of Labor PPD 5.21 5.20 5.20 5.19
2011 2012 2013 2014
SOLAMOR
YOY Revenue Growth +5.0% +5.0% +5.0% +5.0%
EBITDA Growth (in $Ms) 1.0 $      1.0 $       1.1 $       1.2 $
EBITDA Margin Growth 1.0% 1.0% 1.0% 1.0%
REHAB
YOY Revenue Growth +9.5% +10.5% +11.0% +11.5%
EBITDA Growth (in $Ms) 1.9 $      2.0 $       2.4 $       2.9 $
EBITDA Margin Growth 0.3% 0.2% 0.2% 0.2%
STAFFING
YOY Revenue Growth +3.0% +6.0% +6.0% +6.0%
EBITDA Growth (in $Ms) 0.4 $      0.8 $       0.9 $       0.9 $
EBITDA Margin Growth 0.1% 0.2% 0.2% 0.2%
CORPORATE
% of Consolidated Revenue 3.1% 3.1% 3.1% 3.1%
ALL SEGMENTS
GPL +6% +5% +5% +4%
Workers' Comp +3% +2% +2% +2%
Health Insurance +8% +8% +8% +8%

8 MTS Health Partners
Current Situation - Internal Viewpoint
Revised Long-Term Sun Base Case – 2011-2014
(1) Adjusted for 8x rent
Actual Base Case - Internal Projections
2009 2010 2011 2012 2013 2014
Revenue $1,881.8 $1,954.1 $2,030.8 $2,119.5 $2,203.3 $2,296.9
% Growth 3.2% 3.8% 3.9% 4.4% 4.0% 4.2%
EBITDAR $250.1 $249.5 $261.7 $282.6 $301.2 $324.4
% Margin 13.3% 12.8% 12.9% 13.3% 13.7% 14.1%
Margin Growth 2.5% -3.9% 0.9% 3.5% 2.5% 3.3%
EBITDA $176.9 $173.8 $183.8 $202.7 $219.4 $240.5
% Margin 9.4% 8.9% 9.1% 9.6% 10.0% 10.5%
5.2% -5.4% 1.8% 5.7% 4.1% 5.2%
Net Income $48.4 $42.8 $46.0 $56.1 $65.7 $78.9
% Margin 2.6% 2.2% 2.3% 2.6% 3.0% 3.4%
14.9% -14.9% 3.4% 16.9% 12.8% 15.2%
Diluted EPS $1.10 $0.96 $1.02 $1.23 $1.43 $1.70
% Growth 18.6% (12.7%) 6.5% 20.4% 16.0% 76.6%
Diluted Shares Outstanding (mm) 43.963 44.500 44.900 45.500 46.000 46.500
Cap-Ex $54.3 $55.0 $55.0 $55.0 $55.0 $55.0
Free Cash Flow 54.6 50.7 43.7 65.0 72.4 91.7
Net Debt /EBITDA 3.37x 3.16x 2.76x 1.84x 1.70x 1.17x
Adjusted Net Debt
(1)
/ EBITDAR 4.72x 4.63x 4.32x 3.64x 3.41x 2.94x
Margin Growth
Margin Growth
*2011 – 2014  projections  assume  cash  generated  in  excess  of  $100MM  each  year  is  used  to  pay  down  debt

9 MTS Health Partners
Current Situation - Internal Viewpoint
Changes from Previous Long-Term Sun/”OpCo” Base Case
2011E 2012E 2013E 2014E
Revenue
February Projection $2,031.3 $2,112.6 $2,197.1 $2,284.9
Revised Projection 2,030.8 2,119.5 2,203.3 2,296.9
Change ($0.5) $6.9 $6.2 $12.0
EBITDAR
February Projection $261.7 $274.2 $287.4 $301.2
Revised Projection 261.7 282.6 301.2 324.4
Change $0.0 $8.4 $13.8 $23.2
EBITDA
February Projection $112.0 $120.1 $128.6 $137.6
Revised Projection 111.9 128.7 143.1 161.9
Change ($0.1) $8.6 $14.5 $24.3
Rent Coverage
February Projection 1.75x 1.78x 1.81x 1.84x
Revised Projection 1.75x 1.84x 1.90x 2.00x
Change 0.00x 0.06x 0.09x 0.16x
OpCo Income Statement - Changes in Projections
"February projection" reflects the Feb 17, 2010 board presentation, which used a high-level model of 4% annual revenue growth and 10 bps EBITDAR margin improvement
“Revised projection” reflects a fuller more detailed model developed using the assumptions listed on slide 8
(1) Assumes $55MM in annual capex spend and an $9.2M payment in 2011 to the former Harborside shareholders related to NOLs

III. OpCo/PropCo Structures

11 MTS Health Partners
OpCo/PropCo Structures
Spin Transaction Overview
Operations
New OpCo SHG PropCo REIT
Spin Off
Surviving
Entity
Leases
Real Estate
“RemainCo”
“SpinCo”
Sun Healthcare Group
• Equity would be issued to de-lever Sun
balance sheet prior to Spin
• Offering would be commenced following
transaction announcement
• $159.9mm Equity Need (Illustrative Case)
• 17.192mm new shares issued (@ $8.93)
(1)
o
61.692mm Pro Forma Shares
(1) Reflects 4.0% underwriting discount to current share price of $9.30 per share.
Enterprise Value $1,012.4
Net Debt (3.4x 2009A EBITDA) (596.1)
Equity Value $416.3
Share Price (3/15/10) $9.30
Enterprise Value (@6.5x FW EBITDAR) $536.8
New Net Debt (1.0x 2010E EBITDA) (105.6)
Equity Value $431.2
Share Price $6.99
Implied Enterprise Value $803.3
New Net Debt (5.3x 2010E EBITDA) (348.9)
Equity Value (@10.5x FW FFO) $454.5
Share Price $7.37
Step #2:
Spin & Refi
Debt
Current
Step #1:
Issue Equity

12 MTS Health Partners
OpCo/PropCo Structures
Spin Transaction Overview
Sources & Uses – At 12/31/10
(1)
Fund Flows / Transaction Steps
After announcement of a transaction and well before
any closing, equity will be raised in an amount
sufficient to de-lever the combined company in
preparation for a spin
OpCo, because of implied leverage from leases,
will likely have a maximum “Adjusted Net Debt”
multiple of 5.1x.
PropCo will have leverage capacity of
approximately 45%-55% of the Enterprise Value
of PropCo
Within these constraints, the resulting leverage
and equity issuance will need to be sufficient to
fund the new structure and transaction costs
At the time of the spin, Sun would dividend cash
sufficient to cover shareholders’ expected taxes in
conjunction with the spin
Currently estimated at approximately $12.9m, or
$0.21 per pro forma share (after the expected
equity offering)
All Sun cash above $50 million will be used to fund
the transaction, with the remaining cash apportioned
between OpCo ($40m) and PropCo ($10m),
respectively
(1) Based upon projected 12/31/10 Base Case Balance Sheet.
(2) 17.192mm shares issued assuming a share price of $9.30 and a 4.0% underwriting spread.
(3) Includes redemption fees of 4.563% of face amount ($200.0mm) plus accrued interest that is not expected to be paid until April 2011 ($6.1mm).
Interest Dollar % of
Sources Rate Amount Total
Cash on Hand $124.8 15.8%
New OpCo Debt L+5.00% 145.6 18.4%
New PropCo Debt L+4.00% 192.9 24.4%
Existing Mortgages 6.9% 166.0 21.0%
New Equity Issuance
(2)
159.9 20.3%
Total Sources $789.1 100.0%
Dollar % of
Uses Amount Total
Repay Senior Secured Debt $306.9 38.9%
Existing Mortgages 166.0 21.0%
Repay Senior Subordinated Notes 200.0 25.3%
Cash Dividend to SH ($0.21/PF share) 12.9 1.6%
Cash allocated to OpCo 40.0 5.1%
Cash allocated to PropCo 10.0 1.3%
Transfer Taxes (Est.) 10.0 1.3%
Trx, U/W & Financing Fees 28.2 3.6%
Senior Sub Redemption Fees
(3)
15.2 1.9%
Total Uses $789.1 100.0%

13 MTS Health Partners
OpCo/PropCo Structures
Leased and Owned Facilities Analysis
Source: As per Sun Healthcare Group
(1)Management fees are costs designated to the management company which are allocated based on revenues.
2011E
SunBridge
Owned Leased Total Ancillary Total
Revenues $794.0 $946.7 $1,740.7 $290.1 $2,030.8
EBITDARM $154.7 $187.9 $342.6 $54.9 $397.5
% margin 19.5% 19.8% 19.7% 18.9% 19.6%
Rent - (75.9) (75.9) (2.0) (77.9)
EBITDAM $154.7 $112.0 $266.7 $52.8 $319.6
% margin 19.5% 11.8% 15.3% 18.2% 15.7%
rent coverage na 2.5x 4.5x 26.8x 5.1x
Divisional Overhead $24.6 $29.4 $54.0 $18.6 $72.6
Management Fee
(1)
24.7 29.5 54.2 9.0 63.2
Total Management Fees $49.3 $58.8 $108.2 $27.6 $135.8
% of revenues 6.2% 6.2% 6.2% 9.5% 6.7%
EBITDAR $105.4 $129.1 $234.4 $27.3 $261.7
% margin 13.3% 13.6% 13.5% 9.4% 12.9%
EBITDA $105.4 $53.2 $158.5 $25.2 $183.8
% margin 13.3% 5.6% 9.1% 8.7% 9.1%
Number of Facilities 93 112 205 NA 205

14
MTS Health Partners
OpCo/PropCo Structures
Illustrative OpCo Financials – 2011-Based Valuation
(1)
Illustrative Derivation of OpCo Key Metrics
Calculation of Rent Capacity from Owned Facilities
Owned SunBridge 2011E Revenue $794.0
Owned SunBridge 2011E EBITDARM 154.7
Less: Assumed Mgt Fee of 5.0% of Rev (39.7)
Owned SunBridge 2011E EBITDAR $115.0
Rent Coverage Multiple 1.6x
2011E New Rent $71.9
Capitalization Overview
PF Cash Balance $40.0
New Debt Issued (0.6x 2010E EBITDAR)
$145.6
Capitalized Rent (8.0x 2010E PF Rent Exp)
1,164.3
Adjusted Debt $1,309.9
2011E Net Interest Expense $11.0
New Debt / 2010E EBITDAR 0.58x
Capitalized Rent / 2010E EBITDAR 4.67x
Adj. Debt / 2010E EBITDAR 5.25x
Adj. Net Debt / 2010E EBITDAR 5.09x
New Debt / 2010E EBITDA
(2)
1.40x
Net Debt / 2010E EBITDA
(2)
1.02x
2010E Coverage Ratio
(2)
9.5x
Illustrative OpCo Income Statement
2011E 2012E 2013E 2014E
Revenue $1,954.1 $2,030.8 $2,119.5 $2,203.3 $2,296.9
% growth rate 3.9% 4.4% 4.0% 4.2%
Total EBITDAR $249.5 $261.7 $282.6 $301.2 $324.4
% growth rate 4.9% 8.0% 6.6% 7.7%
% margin 12.9% 13.3% 13.7% 14.1%
New Rent
(3)
69.8 $71.9 $74.0 $76.3 $78.6
Existing SunBridge Rent
(3)
73.6 75.9 77.8 79.7 81.7
Ancillary Rent 2.1 2.0 2.1 2.2 2.2
EBITDA
104.0
$111.9 $128.7 $143.1 $161.9
% growth rate 7.6% 15.0% 11.2% 13.2%
% margin 5.5% 6.1% 6.5% 7.0%
Depreciation and Amortization 35.6 $40.6 $45.8 $51.1 $56.4
Net Interest Expense
(4)
12.2 $11.0 $9.9 $7.4 $3.7
Taxes (41.0% Tax Rate) 23.0 24.7 29.9 34.7 41.7
Net Income
33.1
$35.6 $43.1 $49.9 $60.1
% growth rate 7.3% 21.1% 15.9% 20.4%
% margin 1.8% 2.0% 2.3% 2.6%
Pro-Forma Diluted Shares Outstanding
(5)
61.692 61.692 61.692 61.692
Illustrative E.P.S. $0.58 $0.70 $0.81 $0.97
% growth rate na 21.1% 15.9% 20.4%
Capital Expenditures $55.0 $55.0 $55.0 $55.0
FCF (After CapEx) 14.6 28.3 37.6 52.1
(3)
(1)
2010E PF Rent of $145.5mm assumes 2010E existing rent of $75.7mm and 2011E New Rent decreased by 3.0% annual growth rate ($69.8mm).
(2)
2010E EBITDA of $104.0mm assumes 2010E EBITDAR of $249.5mm less 2010E PF rent of $145.5mm.
(3)
Assumes annual rent increases of 3.0%, 2.5%, 3.0% for New Rent, Existing SunBridge Rent and Ancillary Rent respectively.
(4)
Includes interest on New Debt of $145.6mm (0.6x 2010E EBITDAR, L+500 Interest)
(5)
Reflects issuance of 17.192mm shares for net proceeds of $153.5mm assuming a share price of $9.30, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E EBITDA

15 MTS Health Partners
OpCo/PropCo Structures
Illustrative OpCo Valuation – 2011-Based Valuation
(1) Reflects issuance of 17.192mm shares for net proceeds of $153.5mm assuming a share price of $9.30, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E EBITDA
Illustrative OpCo Valuation
Forward EBITDAR Multiple 6.00x 6.25x 6.50x 6.75x 7.00x
PF 2011E OpCo EBITDAR $261.7 $261.7 $261.7 $261.7 $261.7
Implied Adjusted Enterprise Value $1,570.2 $1,635.7 $1,701.1 $1,766.5 $1,831.9
Less: Capitalized Rent (8.0x 2010E PF Rent Exp) (1,164.3) (1,164.3) (1,164.3) (1,164.3) (1,164.3)
Implied Enterprise Value $405.9 $471.4 $536.8 $602.2 $667.6
Less: New Debt (0.6x 2010E EBITDAR, L+500) (145.6) (145.6) (145.6) (145.6) (145.6)
Plus: Cash (80.0% of cash remaining post transaction) 40.0 40.0 40.0 40.0 40.0
Implied Equity Value $300.4 $365.8 $431.2 $496.6 $562.1
Pro Forma Diluted Shares Outstanding
(1)
61.692 61.692 61.692 61.692 61.692
Illustrative Per Share Value $4.87 $5.93 $6.99 $8.05 $9.11
Key Metrics
2011E PF EBITDAR $261.7 $261.7 $261.7 $261.7 $261.7
2011E PF EBITDA 111.9 111.9 111.9 111.9 111.9
2011E EPS $0.58 $0.58 $0.58 $0.58 $0.58
Valuation Multiples
Adj. EV / EBITDAR 6.00x 6.25x 6.50x 6.75x 7.00x
EV / EBITDA 3.6x 4.2x 4.8x 5.4x 6.0x
P / E 8.4x 10.3x 12.1x 14.0x 15.8x

16 MTS Health Partners
OpCo/PropCo Structures
Illustrative PropCo Financials – 2011-Based Valuation – No Acquisitions
Illustrative Derivation of PropCo Key Metrics
Calculation of Rent Capacity from Owned Facilities
Owned SunBridge 2011E Revenue $794.0
Owned SunBridge 2011E EBITDARM 154.7
Less: Assumed Mgt Fee of 5.0% of Rev (39.7)
Owned SunBridge 2011E EBITDAR $115.0
Rent Coverage Multiple 1.6x
2011E New Rent $71.9
Capitalization Overview
PF Cash on Hand $10.0
Rolled Mortgage Debt $166.0
New Debt Issued 192.9
Total Debt Outstanding $358.9
Mortgage Annual Interest (6.9% Interest Rate) $11.2
New Debt Annual Interest (L+400 Interest Rate) 12.5
Other Interest 0.8
Net Interest Expense $24.5
Mortgage Debt / 2010E NOI (EBITDA)
(1)
2.54x
New Debt / 2010E NOI (EBITDA)
(1)
2.96x
Total Debt / 2010E NOI (EBITDA)
(1)
5.50x
Net Debt / 2010E NOI (EBITDA)
(1)
5.35x
2010E Coverage Ratio
(1)
2.7x
Illustrative PropCo Income Statement
2011E 2012E 2013E 2014E
Revenues (New OpCo Rent) $69.8 $71.9 $74.0 $76.3 $78.5
% growth rate 3.0% 3.0% 3.0% 3.0%
SG&A (6.5% of revenue) 4.5 4.7 4.8 5.0 5.1
NOI / EBITDA $65.2 $67.2 $69.2 $71.3 $73.4
% growth rate 3.0% 3.0% 3.0% 3.0%
% margin 93.5% 93.5% 93.5% 93.5%
Depreciation and Amortization
$15.1
$15.1 $14.8 $14.5 $14.3
Interest
(3)
$24.5
24.5 24.9 24.6 24.2
Net Income $25.6 $27.5 $29.5 $32.2 $35.0
% growth rate 7.7% 7.1% 9.1% 8.8%
% margin 38.3% 39.8% 42.2% 44.5%
FCF - Pre Dividends
$42.9 $40.0 $42.2 $44.9
FCF - Post Dividends 8.2 4.1 4.3 5.0
FFO Calculation
Net Income $27.5 $29.5 $32.2 $35.0
Plus: D&A 15.1 14.8 14.5 14.3
Plus: Amort of Fin Fees 0.6 0.6 0.6 0.6
FFO $43.3 $44.9 $47.3 $49.9
Dividend Payable (assumes 80.0% of FFO) $34.6 $35.9 $37.9 $39.9
Pro Forma Diluted Shares Outstanding
(3)
61.692 61.692 61.692 61.692
FFO Per Share $0.70 $0.73 $0.77 $0.81
Dividend Per Share $0.56 $0.58 $0.61 $0.65
(1)
Assumes 2010E NOI/EBITDA of $65.2mm (calculated as revenues of $69.8mm less $4.5mm (6.5% of revenues))
(2)
Interest on rolled Mortgage Debt of $166.0mm (2.5x PF2010E EBITDA, 6.9% Interest) and New Debt of $192.9mm (3.0x PF2010E EBITDA, L+400)
(3)
Reflects issuance of 17.192mm shares for proceeds of $153.5mm assuming OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E EBITDA

17 MTS Health Partners
OpCo/PropCo Structures
Illustrative PropCo Financials – 2011-Based Valuation – No Acquisitions
Illustrative PropCo Valuation
Forward FFO Multiple 9.00x 9.75x 10.50x 11.25x 12.00x
2011E FFO $43.3 $43.3 $43.3 $43.3 $43.3
Implied Equity Value $389.6 $422.0 $454.5 $486.9 $519.4
Plus: Existing Mortgages (2.5x 2010E EBITDA, 6.9% Int.) 166.0 166.0 166.0 166.0 166.0
Plus: New Debt (3.0x 2010E EBITDA, L+400 Int.) 192.9 192.9 192.9 192.9 192.9
Less: Cash (20.0% of cash remaing post trans.) (10.0) (10.0) (10.0) (10.0) (10.0)
Implied Enterprise Value $738.4 $770.9 $803.3 $835.8 $868.3
Pro Forma Diluted Shares Outstanding
(1)
61.692 61.692 61.692 61.692 61.692
Illustrative Per Share Value $6.31 $6.84 $7.37 $7.89 $8.42
Key Metrics
2011E PF NOI / EBITDA $67.2 $67.2 $67.2 $67.2 $67.2
2011E FFO 43.3 43.3 43.3 43.3 43.3
2011E FFO / Share $0.70 $0.70 $0.70 $0.70 $0.70
2011E Dividend/Share 0.56 0.56 0.56 0.56 0.56
2011E EPS 0.45 0.45 0.45 0.45 0.45
Valuation Multiples
EV / EBITDA 11.0x 11.5x 12.0x 12.4x 12.9x
Cap Rate 9.1% 8.7% 8.4% 8.0% 7.7%
FFO/P 9.00x 9.75x 10.50x 11.25x 12.00x
Dividend Yield 8.9% 8.2% 7.6% 7.1% 6.7%
Loan / Value 48.6% 46.6% 44.7% 42.9% 41.3%
(1)
Reflects issuance of 18.293mm shares for net proceeds of $153.5mm assuming a share price of $8.74, OpCo Adjusted Debt of 5.25x 2010E EBITDAR and PropCo Debt of 5.50x 2010E
EBITDA

OpCo FW EBITDAR Multiple

OpCo FW EBITDAR Multiple

18 MTS Health Partners
OpCo/PropCo Structures
Transaction Overview Summary – 2011-Based Valuation
(1) Assumes 1.6x Rent Coverage on owned EBITDARM less management fees (5.0% of revenues).
(2) New Debt issued at 0.6x 2010E EBITDAR, L+500 interest rate.
(3) Cash equal to 80.0% of PF cash balance of $50mm.
(4) Interest on rolled Mortgage Debt of $166mm (2.5x PF2010E EBITDA, 6.9% Interest) and New Debt of
$193mm (3.0x PF2010E EBITDA, L+400 Interest)
(5) Mortgage Debt of $166mm (2.5x PF2010E EBITDA, 6.9% Interest) and New Debt of $193mm (3.0x PF2010E
EBITDA, L+400 Interest)
(6) Cash equal to 20.0% of PF cash balance of $50mm.
Illustrative OpCo Summary Income Statement Illustrative PropCo Summary Income Statement
2011E 2012E 2013E 2011E 2012E 2013E
Revenues $2,030.8 $2,119.5 $2,203.3 Revenues (New OpCo Rent) $71.9 $74.0 $76.3
Total EBITDAR 261.7 282.6 301.2 SG&A (6.5% of revenues) 4.7 4.8 5.0
New Rent
(1)
$71.9 $74.0 $76.3 NOI / EBITDA $67.2 $69.2 $71.3
Existing Rent 77.9 79.9 81.9 Interest Expense
(4)
24.5 24.9 24.6
Consolidated Lease Coverage 1.7x 1.8x 1.9x FFO $42.7 $44.3 $46.7
EBITDA $111.9 $128.7 $143.1 % margin 59.4% 59.9% 61.3%
% margin 5.5% 6.1% 6.5%
0.0 0.0 0.0 (0.6) (0.6) (0.6)
Illustrative OpCo Valuation Illustrative PropCo Valuation
FW EBITDAR Multiple 6.0x 6.5x 7.0x FW FFO Multiple 9.0x 10.5x 12.0x
PF 2011E OpCo EBITDAR $261.7 $261.7 $261.7 2011E FFO $43.3 $43.3 $43.3
Implied Adjusted Enterprise Value $1,570.2 $1,701.1 $1,831.9 Implied Equity Value $389.6 $454.5 $519.4
Less: Capitalized Rent (8.0x) (1,164.3) (1,164.3) (1,164.3) Plus: Debt
(5)
358.9 358.9 358.9
Implied Enterprise Value $405.9 $536.8 $667.6 Less: Cash
(6)
(10.0) (10.0) (10.0)
Less: New Debt
(2)
(145.6) (145.6) (145.6) Implied Enterprise Value $738.4 $803.3 $868.3
Plus: Cash
(3)
40.0 40.0 40.0 Implied Cap Rate (2011E EBITDA/EV) 9.1% 8.4% 7.7%
Implied Equity Value $300.4 $431.2 $562.1 0.0 0.0 0.0
Illustrative Per Share Value
$4.87 $6.99 $9.11
Illustrative Per Share Value
$6.31 $7.37 $8.42
Implied Combined Per Share Value % Premium to Current Share Value ($9.30)
PropCo FW FFO Multiple PropCo FW FFO Multiple
$14.4 9.00x 9.75x 10.50x 11.25x 12.00x 9.00x 9.75x 10.50x 11.25x 12.00x
$11.18 $11.71 $12.24 $12.76 $13.29 6.00x 20.2% 25.9% 31.6% 37.2% 42.9%
12.24 12.77 13.30 13.82 14.35 6.25x 31.7% 37.3% 43.0% 48.6% 54.3%
13.30 13.83 14.36 14.88 15.41 6.50x 43.1% 48.7% 54.4% 60.0% 65.7%
14.36 14.89 15.42 15.94 16.47 6.75x 54.5% 60.1% 65.8% 71.4% 77.1%
6.00x
6.25x
6.50x
6.75x
7.00x 15.43 15.95 16.48 17.00 17.53 7.00x 65.9% 71.5% 77.2% 82.8% 88.5%

OpCo FW EBITDAR Multiple

OpCo FW EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR Multiple

OpCo Adj. Debt/ EBITDAR Multiple

19 MTS Health Partners
OpCo/PropCo Structures
Transaction Overview Summary – 2011-Based Valuation Sensitivity
% Premium to Current Share Value ($9.30)
PropCo FW FFO Multiple PropCo FW FFO Multiple
9.00x 9.75x 10.50x 11.25x 12.00x
6.00x 20.2% 25.9% 31.6% 37.2% 42.9%
6.25x 31.7% 37.3% 43.0% 48.6% 54.3%
6.50x 43.1% 48.7% 54.4% 60.0% 65.7%
6.75x 54.5% 60.1% 65.8% 71.4% 77.1%
7.00x 65.9% 71.5% 77.2% 82.8% 88.5%
% Premium to Current Share Value ($9.30)
PropCo Debt/EBITDA Multiple PropCo Debt/EBITDA Multiple
4.50x 5.00x 5.50x 6.00x 6.50x
4.75x 37.6% 40.7% 44.1% 47.9% 52.0%
5.00x 41.2% 44.8% 48.7% 53.1% 58.0%
5.25x 45.5% 49.7% 54.4% 59.6% 65.5%
5.50x 50.8% 55.8% 61.4% 67.8% 75.2%
5.75x 57.3% 63.4% 70.5% 78.5% 80.0%
Equity Financing Needed ($)
PropCo Debt/EBITDA Multiple PropCo Debt/EBITDA Multiple
$159.9 4.50x 5.00x 5.50x 6.00x 6.50x
4.75x $353.8 $320.5 $287.2 $253.9 $220.6
5.00x 290.2 256.9 223.6 190.3 157.0
5.25x 226.5 193.2 159.9 126.6 93.3
5.50x 162.8 129.5 96.2 62.9 29.6
5.75x 99.1 65.8 32.5 0.0 0.0
PropCo Loan to Value @ Debt/EBITDA multiple of:
44.7% 4.50x 5.00x 5.50x 6.00x 6.50x
Ent.Value-Based
(3)
37.4% 41.1% 44.7% 48.2% 51.6%
Prop. Value-Based
(3)
44.9% 49.9% 54.9% 59.9% 64.9%
9.00x 9.75x 10.50x 11.25x 12.00x
6.00x (1.2%) 3.4% 8.1% 12.7% 17.3%
6.25x 8.1% 12.8% 17.4% 22.1% 26.7%
6.50x 17.5% 22.1% 26.8% 31.4% 36.1%
6.75x 26.9% 31.5% 36.1% 40.8% 45.4%
7.00x 36.2% 40.9% 45.5% 50.2% 54.8%
4.50x 5.00x 5.50x 6.00x 6.50x
4.75x 18.4% 20.3% 22.3% 24.6% 27.0%
5.00x 20.0% 22.1% 24.4% 26.9% 29.6%
5.25x 21.8% 24.2% 26.8% 29.7% 32.8%
5.50x 23.9% 26.7% 29.7% 33.0% 36.7%
5.75x 26.5% 29.7% 33.2% 37.1% 38.3%
$159.9 4.50x 5.00x 5.50x 6.00x 6.50x
4.75x $353.8 $320.5 $287.2 $253.9 $220.6
5.00x 290.2 256.9 223.6 190.3 157.0
5.25x 226.5 193.2 159.9 126.6 93.3
5.50x 162.8 129.5 96.2 62.9 29.6
5.75x 99.1 65.8 32.5 0.0 0.0
44.7% 4.50x 5.00x 5.50x 6.00x 6.50x
Ent.Value-Based
(3)
37.4% 41.1% 44.7% 48.2% 51.6%
Prop. Value-Based
(3)
44.9% 49.9% 54.9% 59.9% 64.9%
(2)
(2)
(2)
(1)
(1)(2)
(1)(2) Equity Financing Needed ($)
(1)(2)
PropCo Loan to Value @ Debt/EBITDA multiple of:
(1)
Implied share value calculated by using 12/31/10E balance sheet data and share count and applying Sun’s current forward EBITDAR multiple to 2011E EBITDAR to derive 12/31/10E Adj. Ent. Val.
(2)
Assumes PropCo Valuation based on FFO multiple of 10.5x and OpCo valuation based on EBITDAR Multiple of 6.5x.
(3)
Enterprise Value based upon PropCo valuation at 10.5x FW FFO.  Property Value of $653.4mm based upon 2011E SunBridge Owned EBITDAR of $115.0mm, 1.6x coverage and 11.0% cap rate.
% Premium to Implied Share Value @ 12/31/10 ($12.11)
% Premium to Implied Share Value @ 12/31/10 ($12.11)

20 MTS Health Partners
OpCo/PropCo Structures
PropCo Acquisition Case – Overview
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Base PropCo Acquisition Case assumes property acquisitions valued at $100mm, $150mm, $200mm and $200mm on January 1 of 2012,
2013, 2014 and 2015, respectively
Portfolios purchased assuming 10.5% yields
Acquisition funding assumes
50% of deal funding from new term loans issued at L+400
50% of deal funding from new equity issuances assuming 11.5x PF Forward FFO
92% of acquisition purchase price allocated to PP&E with remaining purchase price allocated to other assets
No maintenance CapEx requirements assumed post-purchase given triple-net-lease structures
2010PF 2011E 2012E 2013E 2014E 2015E
Existing Portfolio $69.8 $71.9 $74.0 $87.1 $105.9 $130.7
New Acquisitions - - 10.5 15.8 21.0 21.0
Total Revenues $69.8 $71.9 $84.5 $102.8 $126.9 $151.7
% growth 3.0% 17.6% 21.6% 23.4% 19.5%
NOI / EBITDA $65.2 $67.2 $79.0 $96.1 $118.7 $141.8
Interest Expense 24.5 24.5 28.7 34.2 41.8 48.5
FFO 41.3 43.3 51.1 63.0 78.2 94.9
% growth 4.7% 18.2% 23.1% 24.2% 21.4%
FFO / Share $0.67 $0.70 $0.75 $0.82 $0.89 $0.98
% growth 4.7% 7.1% 9.1% 9.0% 9.1%
New Revolving Credit Facility $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Existing Mortgage Debt 166.0 161.1 156.1 150.8 145.7 141.0
Initial Term Loan 192.9 184.6 180.7 175.3 167.2 155.5
Cumulative Leverage from Acquisitions - - 50.0 125.0 225.0 325.0
Total Debt $358.9 $345.8 $386.8 $451.0 $537.9 $621.4
Cash Balance 10.0 10.0 10.0 10.0 10.0 10.0
Net Debt $348.9 $335.8 $376.8 $441.0 $527.9 $611.4
Total Debt/EBITDA 5.5x 5.1x 4.9x 4.7x 4.5x 4.4x
Net Debt/EBITDA 5.3x 5.0x 4.8x 4.6x 4.4x 4.3x

21 MTS Health Partners
OpCo/PropCo Structures
PropCo Acquisition Case – Base Case Sensitivities
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Value Per Share - December 2010
Annual FFO Multiple
Acq. 9.5x 10.0x 10.5x 11.0x 11.5x
No Impact in 2011 $6.67 $7.02 $7.37 $7.72 $8.07
Value Per Share - December 2012 Value Per Share - December 2012
Annual FFO Multiple Annual Yield on Acquisitions
Acq. 9.5x 10.5x 11.5x 12.5x 13.5x Acq. 9.50% 10.00% 10.50% 11.00% 11.50%
($ -) $7.29 $8.06 $8.82 $9.59 $10.36 ($ -) $8.82 $8.82 $8.82 $8.82 $8.82
100.0 7.55 8.43 9.31 10.19 11.08 100.0 8.97 9.14 9.31 9.49 9.66
200.0 7.81 8.79 9.77 10.75 11.73 200.0 9.11 9.44 9.77 10.11 10.44
300.0 8.07 9.14 10.21 11.27 12.34 300.0 9.24 9.72 10.21 10.69 11.18
Value Per Share - December 2013 Value Per Share - December 2013
Annual FFO Multiple Annual Yield on Acquisitions
Acq. 9.5x 10.5x 11.5x 12.5x 13.5x Acq. 9.50% 10.00% 10.50% 11.00% 11.50%
($ -) $7.68 $8.49 $9.29 $10.10 $10.91 ($ -) $9.29 $9.29 $9.29 $9.29 $9.29
100.0 8.12 9.05 9.98 10.92 11.85 100.0 9.48 9.73 9.98 10.24 10.49
200.0 8.53 9.56 10.59 11.63 12.66 200.0 9.64 10.12 10.59 11.07 11.55
300.0 8.91 10.03 11.15 12.27 13.39 300.0 9.80 10.47 11.15 11.84 12.53
Value Per Share - December 2014 Value Per Share - December 2014
Annual FFO Multiple Annual Yield on Acquisitions
Acq. 9.5x 10.5x 11.5x 12.5x 13.5x Acq. 9.50% 10.00% 10.50% 11.00% 11.50%
($ -) $8.13 $8.99 $9.85 $10.70 $11.56 ($ -) $9.85 $9.85 $9.85 $9.85 $9.85
100.0 8.77 9.76 10.76 11.76 12.75 100.0 10.09 10.43 10.76 11.10 11.43
200.0 9.32
10.42 11.53 12.63 13.73 200.0 10.30 10.91 11.53 12.15 12.77
300.0 9.82 11.02 12.21 13.40 14.59 300.0 10.49 11.34 12.21 13.09 13.98
Stock Price CAGR Dec. '10 - Dec '14 Stock Price CAGR Dec. '10 - Dec '14
Annual FFO Multiple Annual FFO Multiple
Acq. 9.5x 10.5x 11.5x 12.5x 13.5x Acq. 9.50% 10.00% 10.50% 11.00% 11.50%
($ -) 5.1% 6.4% 7.5% 8.5% 9.4% ($ -) 10.2% 8.8% 7.5% 6.3% 5.1%
100.0 7.1% 8.6% 9.9% 11.1% 12.1% 100.0 10.9% 10.4% 9.9% 9.5% 9.1%
200.0 8.7% 10.4% 11.8% 13.1% 14.2% 200.0 11.5% 11.7% 11.8% 12.0% 12.2%
300.0 10.2% 11.9% 13.5% 14.8% 16.0% 300.0 12.0% 12.8% 13.5% 14.1% 14.7%

IV. OpCo/PropCo Follow-Up Items

23 MTS Health Partners
OpCo/PropCo Follow-Up Items
Comparison of Sun Today vs. OpCo
OPERATIONS
One of nation’s largest diversified LTC
operators
No Change
FINANCIAL
PERFORMANCE
Revenue growth of 3.9% and 4.4% in 2011
and 2012, with EBITDAR margins of
12.9% and 13.3%, respectively
Free cash flow (after $55m of capex) of
$43.7m in 2011 and $65.0m in 2012
Revenue and EBITDAR, associated margins
and growth are unchanged
Free cash flow (after $55m of capex) of
$14.6m in 2011 and $28.3m in 2012
FINANCIAL RISK
Downside case results in loss of
approximately $9-10m of after-tax FCF
- Drain on cash relative to based case can
be offset by $10m CapEx reduction
Covenant risk in the case of downside case
(may be partially mitigated by “Amend”)
Adjust. net debt of 4.6x; net debt of 3.2x
Downside case results in loss of
approximately $9-10m of after-tax FCF
- Drain on cash relative to based case
can be offset by $10m CapEx reduction
Availability of asset-based loan reduces
covenant risks of current Sun financing
Adjust. net debt of 5.1x; net debt of 0.6x
ACQUISITION
OPPORTUNITIES
Current leverage limits any transaction of
size absent significant equity consideration
Current lease-adj. leverage limits trx of size
absent significant equity consideration
SALE
OPPORTUNITIES
Few – given size, limited strategic buyer
universe and existing leverage levels
RE-driven leverage not expected to return
Few – given size, limited strategic buyer
universe and existing leverage levels
Sun Today OpCo Structure
-  However, reduced “re-financing” need
    may make a transaction easier to finance

24 MTS Health Partners
OpCo/PropCo Follow-Up Items
Project Timeline
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
(1) Includes approximately $1.5m of tax/audit costs, $4.5m of legal costs and $22m of underwriting, financing and advisory fees (2 debt offerings and 1 equity offering).  Does not include $5-10m of estimated transfer taxes and $9.1m associated with the prepayment of $200m of subordinated notes.  See page 12.
(1)
March
& Prior
Action Item Periods April May Jun July Aug Sept Oct Nov Dec Jan
Initial Transaction Feasibility Analysis
Seek Omega Consent
Independent Committees to approve terms of master leases
Press Release / 8-K to Announce Spin-Off
State Licensing Application Process
88 88 88 88
HUD Application Process
45 45 45 45
Seek Landlords/Mortgagor Consents
75
File Form 10 and Preliminary Proxy with SEC
Board meeting - Update
Finalize Prospectus Supp. for Equity Offering (Start Offering)
Close equity offering
Board Meeting to Declare Distribution, etc.
File/Mail Definitive Proxy Statement
70
Commence Debt Marketing
Complete LLC Conversions/Intercompany Property Transfers
Stockholder Meeting
Close Distribution / Execute New Debt Agreements
PropCo elects REIT status
Transaction Fees and Expenses $230 $830 $1,095 $1,467 $878 $890 $6,989 $489 $220 $15,112 $0
Cumulative Total 230 1,060 2,155 3,623 4,500 5,390 12,379 12,868 13,088 28,200 $28,200
Board Approval - Spin-Off & Related Matters
Prepare Form 10, Proxy Stmt. and Distribution Agt.
Prepare Pro Forma OpCo Audit and Unaudited PropCo Stmts.
Board meeting - Update
Obtain financing commitments for PropCo & OpCo
Nominating Committee Approval of PropCo / OpCo Boards/Officers
Submit Preliminary Nasdaq Listing Application - OpCo

25 MTS Health Partners
OpCo/PropCo Follow-Up Items
Omega Strategy
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Background
The existing Omega lease – comprising 40 facilities – is contracted with SunBridge Healthcare Corporation and is guaranteed by Sun Healthcare Group (which will legally become PropCo post-spin)
Any internal restructuring does not require consent because transfers among affiliates are permitted
While not entirely clear, the spin-off of OpCo will arguably not require consent because there will not be a change of voting control (at the time immediately following the spin-off, the stockholders of OpCo and PropCo will be identical)
- However, given this ambiguity, we would expect that Omega would require (or litigate) that the existing guarantee by Sun (which will become PropCo) remain post-spin – essentially maintaining the same collateral package that Omega had prior to the spin
Given the importance of the Omega portfolio, we believe it is prudent to discuss the spin-off with Omega early in the transaction process, and to come to agreement with them prior to any public announcement given the size of the Omega portfolio
Strategy
In approaching Omega, we will take the position that we do not require any consents under the Lease
However, given some ambiguity under the lease, we may have to ultimately offer (after some negotiation) to provide Omega with guarantees from both OpCo and PropCo in order to prevent Omega from arguing that their position is diminished by the spin-off
We will also explore methods of eliminating the PropCo guarantee over time and/or as financial benchmarks are achieved by OpCo
We are in the process of determining whether a PropCo guarantee triggers any tax/acctg.(e.g. VIE) issues for OpCo

26 MTS Health Partners
OpCo/PropCo Follow-Up Items
GLPL Liability Post-Spin
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Sun Healthcare Group, Inc., which is expected to be the “PropCo” entity upon the spin, is currently a named defendant in 77 negligence lawsuits
Upon the spin-off of OpCo, PropCo and OpCo would enter into an agreement for OpCo to assume, defend and indemnify PropCo for any such claims
This agreement would be analogous to indemnification that Sun currently provides to leasehold landlords, many of which are also sued, specifically as landlords, alongside Sun for negligence claims
Although any pre-claims would likely remain pending against PropCo, PropCo would not be required to reserve for such claims because PropCo is indemnified by OpCo, as well as because OpCo and its subsidiaries are the primary targets in any negligence action

V. Appendix

28 MTS Health Partners
Appendix
OpCo Detailed Income Statement
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
OpCo Income Statement
2011E 2012E 2013E 2014E
Revenue $2,030.8 $2,119.5 $2,203.3 $2,296.9
% growth 3.9% 4.4% 4.0% 4.2%
Operating expenses $1,769.1 $1,836.9 $1,902.0 $1,972.5
% of revenue 87.1% 86.7% 86.3% 85.9%
% growth 3.8% 3.8% 3.5% 3.7%
EBITDAR $261.7 $282.6 $301.2 $324.4
% margin 12.9% 13.3% 13.7% 14.1%
% growth 4.9% 8.0% 6.6% 7.7%
New SunBridge rent $71.9 $74.0 $76.3 $78.6
Existing SunBridge rent 75.9 77.8 79.7 81.7
Existing Ancillary rent 2.0 2.1 2.2 2.2
EBITDA $111.9 $128.7 $143.1 $161.9
% margin 5.5% 6.1% 6.5% 7.0%
% growth 7.6% 15.0% 11.2% 13.2%
Depreciation & Amortization 40.6 45.8 51.1 56.4
Interest expense, net 11.0 9.9 7.4 3.7
Pretax $60.3 $73.0 $84.6 $101.8
Taxes (41%) 24.7 29.9 34.7 41.7
Net Income $35.6 $43.1 $49.9 $60.1
% margin 1.8% 2.0% 2.3% 2.6%
% growth 7.3% 21.1% 15.9% 20.4%
Pro forma diluted shares outstanding 61.692 61.692 61.692 61.692
Illustrative E.P.S. 0.58 $             0.70 $               0.81 $                0.97 $
% growth 7.3% 21.1% 15.9% 20.4%

29 MTS Health Partners
Appendix
OpCo Detailed Balance Sheet
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
OpCo Balance Sheet
2011E 2012E 2013E 2014E
Cash $40.0 $40.0 $40.0 $40.0
Restricted Cash, current 23.0 23.0 23.0 23.0
Net AR 252.5 269.8 289.8 315.1
Inventory 8.0 8.0 8.0 8.0
Other Receivables 4.9 4.9 4.9 4.9
Prepaids & Other 15.8 18.8 21.6 24.1
Deferred tax assets 61.0 59.3 58.3 57.5
Current Assets $405.2 $423.8 $445.6 $472.6
Net PP&E $263.2 $274.2 $279.9 $280.1
Net Intangibles 32.5 29.7 27.0 24.4
Goodwill 338.3 338.3 338.3 338.3
Restricted Cash, non-current 3.3 3.3 3.3 3.3
Deferred tax assets 66.9 61.6 58.6 56.1
Other 5.0 5.0 5.0 5.0
Total Assets $1,114.4 $1,136.0 $1,157.6 $1,179.8
Accounts Payable $69.7 $72.1 $74.7 $77.4
Accrued Comp 62.5 63.5 64.5 65.5
Other Accrued Liabilities & Interest Payable 40.0 35.0 29.5 23.5
Self Insurance Accrual, current portion 47.5 49.0 51.0 53.5
Capital Leases, current 0.3 0.3 0.3 0.3
Current Liabilities $219.9 $219.8 $220.0 $220.2
Long-Term Debt, net of current portion 131.0 102.6 65.0 12.9
Self Insurance Accrual, net of current portion 121.9 121.9 121.9 121.9
Unfavorable Lease Obligations 5.9 3.5 1.1 0.0
Capital Leases, net of current portion 0.5 0.5 0.5 0.5
Other 56.4 56.9 58.9 63.6
Total Liabilities $535.6 $505.3 $467.4 $419.2
Shareholders' Equity 578.8 630.6 690.2 760.6
Total Liabilities & Shareholders' Equity $1,114.4 $1,136.0 $1,157.6 $1,179.8

30 MTS Health Partners
Appendix
OpCo Detailed Cash Flows
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
OpCo Cash Flow Statements
2011E 2012E 2013E 2014E
Net Income $35.6 $43.1 $49.9 $60.1
D&A 40.6 45.8 51.1 56.4
Amortization of Lease Intangibles (1.4) (1.4) (1.4) (0.1)
Provision for losses on accounts receivable 21.7 22.7 22.0 20.7
Stock based compensation expense 8.0 8.8 9.6 10.4
Deferred taxes 14.4 7.0 4.1 3.2
$118.9 $125.9 $135.3 $150.7
(Increase)/Decrease in Net AR ($36.8) ($40.0) ($42.0) ($46.0)
(Increase)/Decrease in PPDs & Other (3.2) (3.0) (2.8) (2.5)
Increase/(Decrease) in Accounts Payable 2.5 2.4 2.6 2.7
Increase/(Decrease) in Accrued Comp 0.6 1.0 1.0 1.0
Increase/(Decrease) in Self Insurance 1.4 1.5 2.0 2.5
Increase/(Decrease) in Other Accrueds (4.8) (5.0) (5.5) (6.0)
Increase/(Decrease) in Other LT Liabilities (9.0) 0.5 2.0 4.7
(Increase)/Decrease in Net Working Capital ($49.3) ($42.6) ($42.7) ($43.6)
Cash Flow from Operating Activities $69.6 $83.3 $92.6 $107.1
Capital Expenditures, net (55.0) (55.0) (55.0) (55.0)
Cash Flow from Investing Activities ($55.0) ($55.0) ($55.0) ($55.0)
Voluntary (Repayments) on Term Loan (14.6) (28.3) (37.6) (52.1)
Cash Flow from Financing Activities ($14.6) ($28.3) ($37.6) ($52.1)
Free Cash Flow $14.6 $28.3 $37.6 $52.1
Beginning Cash Balance $40.0 $40.0 $40.0 $40.0
Cash Flow 0.0 0.0 0.0 0.0
Ending Cash Balance $40.0 $40.0 $40.0 $40.0

31 MTS Health Partners
Appendix
PropCo Detailed Income Statement – Base Acquisitions Case
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Income Statement
2010PF 2011E
Q1 Q2 Q3 Q4 2010PF Q1 Q2 Q3 Q4 2011E 2012E 2013E 2014E 2015E
Revenues
Existing Portfolio $17.4 $17.4 $17.4 $17.4 $69.8 $18.0 $18.0 $18.0 $18.0 $71.9 $74.0 $87.1 $105.9 $130.7
New Acquisitions - - - - - - - - - - 10.5 15.8 21.0 21.0
Total Revenues $17.4 $17.4 $17.4 $17.4 $69.8 $18.0 $18.0 $18.0 $18.0 $71.9 $84.5 $102.8 $126.9 $151.7
% Growth - YOY
Existing Portfolio Rent Escalator NA NA NA NA NA 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
New Acquisitions NA NA NA NA NA NA NA NA NA NA NA 50.0% 33.3% 0.0%
Operating Expenses
General and Administrative
$1.1 $1.1 $1.1 $1.1 $4.5 $1.2 $1.2 $1.2 $1.2 $4.7 $5.5 $6.7 $8.2 $9.9
Total Operating Expenses $1.1 $1.1 $1.1 $1.1 $4.5 $1.2 $1.2 $1.2 $1.2 $4.7 $5.5 $6.7 $8.2 $9.9
% Growth - YOY
General and Administrative NA NA NA NA NA 3.0% 3.0% 3.0% 3.0% 3.0% 17.6% 21.6% 23.4% 19.5%
% of Revenues
General and Administrative 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5%
Total Operating Expenses 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 6.5%
NOI / EBITDA $16.3 $16.3 $16.3 $16.3 $65.2 $16.8 $16.8 $16.8 $16.8 $67.2 $79.0 $96.1 $118.7 $141.8
Depreciation $3.8 $3.8 $3.8 $3.8 15.0 $3.8 $3.8 $3.8 $3.8 $15.0 $17.8 $22.1 $27.9 $34.1
Amortization 0.0 0.0 0.0 0.0 0.1 0.0 0.0 0.0 0.0 0.1 0.1 0.1 0.1 0.1
EBIT $12.5 $12.5 $12.5 $12.5 $50.1 $13.0 $13.0 $13.0 $13.0 $52.1 $61.1 $73.9 $90.6 $107.7
Other Expenses
Interest $6.0 $6.1 $6.2 $6.2 $24.5 $6.0 $6.1 $6.2 $6.2 $24.5 $28.7 $34.2 $41.8 $48.5
Other Expenses / Acquisition Costs - - - - - - - - - - 3.2 4.8 6.4 6.4
Total Expenses $6.0 $6.1 $6.2 $6.2 $24.5 $6.0 $6.1 $6.2 $6.2 $24.5 $31.9 $39.0 $48.1 $54.9
Net Income $6.5 $6.4 $6.3 $6.3 $25.6 $7.0 $6.9 $6.8 $6.8 $27.5 $29.3 $35.0 $42.4 $52.7
Earnings Per Share - Diluted
$0.11 $0.10 $0.10 $0.10 $0.41 $0.11 $0.11 $0.11 $0.11 $0.45 $0.43 $0.46 $0.49 $0.54
% growth NA NA NA NA NA 7.5% 7.6% 7.7% 7.8% 7.7% (3.6%) 5.8% 6.6% 11.7%
PF WA Shares Outstanding 61.692 61.692 61.692 61.692 61.692 61.692 61.692 61.692 61.692 61.692 68.048 76.791 87.486 97.286

32 MTS Health Partners
Appendix
PropCo Detailed Balance Sheet – Base Acquisitions Case
(1)(2)
Balance Sheet
2011E
2010PF Q1 Q2 Q3 Q4 2011E 2012E 2013E 2014E 2015E
Assets
Real Estate Properties
Land and Buildings (includes CapEx) $448.7 $448.7 $448.7 $448.7 $448.7 $448.7 $448.7 $540.7 $678.7 $862.7
Plus: Acquisitions - - - - - - 92.0 138.0 184.0 184.0
Less: Accumulated Depreciation (51.2) (55.0) (58.7) (62.5) (66.2) (66.2) (84.0) (106.1) (134.0) (168.1)
Real Estate Properties - Net $397.5 $393.8 $390.0 $386.2 $382.5 $382.5 $456.7 $572.6 $728.7 $878.6
Cash and Equivalents $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0
Receivables - 6.0 6.0 6.0 6.0 6.0 7.0 8.6 10.6 12.6
Goodwill 399.5 399.5 399.5 399.5 399.5 399.5 399.5 399.5 399.5 399.5
Intangible Assets 2.0 1.9 1.9 1.9 1.8 1.8 1.7 1.6 1.4 1.3
Deferred Financing Fees 4.4 4.2 4.0 3.9 3.7 3.7 4.0 4.5 5.2 5.7
Other Acquired Assets - - - - - - 8.0 20.0 36.0 52.0
Other Assets - 0.7 0.7 0.7 0.7 0.7 0.8 1.0 1.3 1.5
Total Assets $813.3 $816.1 $812.2 $808.2 $804.3 $804.3 $887.8 $1,017.8 $1,192.7 $1,361.3
Liabilities & Stockholders Equity
New Revolving Credit Facility $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Existing Mortgage Debt 166.0 164.8 163.6 162.4 161.1 161.1 156.1 150.8 145.7 141.0
Initial Term Loan 192.9 187.4 186.5 185.5 184.6 184.6 180.7 175.3
167.2
155.5
Year 2 Acquisitions Leverage - - - - - - 50.0 50.0 50.0 50.0
Year 3 Acquisitions Leverage - - - - - - - 75.0 75.0 75.0
Year 4 Acquisitions Leverage - - - - - - - - 100.0 100.0
Year 5 Acquisitions Leverage - - - - - - - - - 100.0
New Senior Sub Notes - - - - - - - - - -
Accounts Payable - 9.0 9.0 9.0 9.0 9.0 10.6 12.9 15.9 19.0
Accrued Expenses - 2.2 2.2 2.2 2.2 2.2 2.5 3.1 3.8 4.6
Total Liabilities $358.9 $363.4 $361.2 $359.1 $356.9 $356.9 $399.9 $467.0 $557.6 $644.9
Stockholders Equity $454.5 $452.7 $451.0 $449.2 $447.4 $447.4 $487.9 $550.8 $635.1 $716.4
Total Liabilities and Stockholders Equity $813.3 $816.1 $812.2 $808.2 $804.3 $804.3 $887.8 $1,017.8 $1,192.7 $1,361.3
0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Balance Sheet Assumptions
Asset Assumptions
Receivables (days receivable) - 30.0 30.0 30.0 30.0 30.0 30.0 30.0 30.0 30.0
Other Assets (% of revenues)
0.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0% 1.0%
Liabilities Assumptions
Accounts Payable (days payable) - 45.0 45.0 45.0 45.0 45.0 45.0 45.0 45.0 45.0
Accrued Expenses (%  of  revenues)
0.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%

33 MTS Health Partners
Appendix
PropCo Detailed Cash Flows – Base Acquisitions Case
(1)
(1)(2)
(1)(2)
(1)(2)
(2)
(2)
(2)
Cash Flow Statement
2011E
Q1 Q2 Q3 Q4 2011E 2012E 2013E 2014E 2015E
Cash Flow from Operations
Net Income $7.0 $6.9 $6.8 $6.8 $27.5 $29.3 $35.0 $42.4 $52.7
Plus:  Depreciation $3.8 $3.8 $3.8 $3.8 $15.0 $17.8 $22.1 $27.9 $34.1
Plus:  Amortization of Intangibles 0.0 0.0 0.0 0.0 0.1 0.1 0.1 0.1 0.1
Plus:  Amortization of Transaction Fees 0.2 0.2 0.2 0.2 0.6 0.8 1.0 1.3 1.6
Fund Flows from Operations $10.9 $10.9 $10.8 $10.7 $43.3 $47.9 $58.2 $71.8 $88.5
(Increase) Decrease in Accounts Receivable ($6.0) $0.0 $0.0 $0.0 ($6.0) ($1.1) ($1.5) ($2.0) ($2.1)
(Increase) Decrease in Other Current Assets (0.7) - - - (0.7) (0.1) (0.2) (0.2) (0.2)
(Increase) Decrease in Current Assets ($6.7) $0.0 $0.0 $0.0 ($6.7) ($1.2) ($1.7) ($2.2) ($2.3)
Increase (Decrease) in Accounts Payable $9.0 $0.0 $0.0 $0.0 $9.0 $1.6 $2.3 $3.0 $3.1
Increase (Decrease) in Accrued Expenses 2.2 - - - 2.2 0.4 0.5 0.7 0.7
Increase (Decrease) in Current Liabilities $11.1 $0.0 $0.0 $0.0 $11.1 $2.0 $2.8 $3.7 $3.8
(Increase) Decrease in Working Capital $4.4 $0.0 $0.0 $0.0 $4.4 $0.8 $1.1 $1.5 $1.5
Total Cash Flow From Operations $15.4 $10.9 $10.8 $10.7 $47.7 $48.7 $59.3 $73.3 $90.0
Cash Flow from Investing Activities
Capital Expenditures - Maintenance - - - - - - - - -
Acquisitions - - - - - (100.0) (150.0) (200.0) (200.0)
Total Cash Flow From Investing Activities $0.0 $0.0 $0.0 $0.0 $0.0 ($100.0) ($150.0) ($200.0) ($200.0)
Cash Flow from Financing Activities
Mandatory Debt Repayments ($1.2) ($1.2) ($1.2) ($1.2) ($4.9) ($5.1) ($5.3) ($5.1) ($4.7)
Non Expensed Financing Costs - - - - - (1.0) (1.5) (2.0) (2.0)
Dividends to Common Shareholders (8.7) (8.7) (8.6) (8.6) (34.6) (40.9) (50.4) (62.5) (75.9)
Proceeds from Issuance of Common Stock - - - - - 52.2 78.3 104.4 104.4
Proceeds from Issuance of Long-Term Debt - - - - - 50.0 75.0 100.0 100.0
Proceeds / (Repayments) from Revolver - - - - - - - - -
(Repayments) from Long-Term Debt (5.4) (1.0) (0.9) (0.9) (8.2) (3.9) (5.4) (8.0) (11.8)
Total Cash Flow From Financing Activities ($15.4) ($10.9) ($10.8) ($10.7) ($47.7) $51.3 $90.7 $126.7 $110.0
Beginning Cash Balance $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0
Total Change in Cash - - - - - - - - -
Ending Cash Balance $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0 $10.0

MTS
HEALTH PARTNERS

STRATEGIC ADVISORY & FINANCIAL SERVICES

SUNHEALTHCARE
Caring is the Key in Life

June 17, 2010 Board Discussion Materials For Discussion Purposes Only Project Son House Update

2 MTS Health Partners Table of Contents I. Executive Summary II. Current Situation III. OpCo/PropCo Financial Summary IV. Appendix

I. Executive Summary

4 MTS Health Partners
Executive Summary
To Come
On May 24, 2010, Sun announced the proposed transaction to separate its owned facilities from its operations to create a New Sun operating company (“OpCo”) and real estate investment trust (“PropCo”)
Analyst and Wall Street reaction has been overwhelmingly positive
The stock has traded as high as 13% over the closing price prior to the announcement, outperforming the major indices and the skilled nursing group
Several analysts have upgraded their price targets and ratings with even those analysts bearish on either the company or sector acknowledging the value the transaction creates
Analysts estimates range from $8.00 to $14.00 with a multiple of Adjusted Enterprise to EBITDAR
(5.0x-6.7x) being the methodology of choice for valuing OpCo
For PropCo, Analysts are looking at capitalization rates (10%-13%) and multiples of Funds from Operations
(9.0x-11.0x)
Valuations for selected skilled nursing and healthcare REITs are trading relatively consistent to where they were trading at the time of the March board meeting
Skilled nursing companies are trading at approximately 6.3x 2010E EBITDAR vs. 6.5x in March
Healthcare REITS are trading at approximately 13.8x 2010E FFO vs. 13.9x previously
The remainder of this presentation provides an update on the transaction including timing, financial analysis and sensitivities

II. Current Situation

6 MTS Health Partners
Current Situation
Public Market Overview
Sun Market Valuation
As of 3/15/2010
(1)
Current
(1)
Stock Price As of (3/15/10) $9.30 As of (06/04/10) $8.79
Fully Diluted Shares Outstanding 44.765 44.592
Equity Value $416.3 $392.0
2009A Leverage Multiples 3/31/10 LTM Leverage Multiples
Add: Debt EBITDA EBITDAR EBITDA EBITDAR
Revolver & Term Loan 1.86x 1.32x $329.1 1.76x 1.24x $309.4
Mortgage Notes Payable 0.96x 0.68x 170.6 0.96x 0.68x 169.5
Senior Sub Notes 1.13x 0.80x 200.0 1.14x 0.80x 200.0
Leases NA 2.34x 0.8 NA 2.36x 0.7
Total Debt 3.96x 5.14x $700.5 3.86x 5.08x $679.6
Less: Cash (0.59x) (0.42x) (104.5) (0.58x) (0.41x) (102.5)
Net Debt 3.37x 4.72x $596.0 3.28x 4.67x $577.2
Enterprise Value $1,012.3 $969.1
Add: Capitalized LTM Rent (8.0x)
(2)
585.2 587.1
Adjusted Enterprise Value $1,597.5 $1,556.2
Sun Metrics & Trading Multiples
As of 3/15/2010
(1)
Current
(1)
Adj. Ent. Value / Ent. Value / Price / Adj. Ent. Value / Ent. Value / Price /
Year EBITDAR EBITDA EPS EBITDAR EBITDA EPS
LTM 6.4x 5.7x NA 6.2x 5.5x NA
2010E 6.5x 5.9x 9.8x 6.3x 5.7x 9.2x
2011E 6.3x 5.7x 9.2x 6.1x 5.5x 8.8x
Year EBITDAR EBITDA EPS EBITDAR EBITDA EPS
LTM $250.1 $176.9 $1.10 $249.4 $176.1 $1.07
2010E 247.0 170.9 0.95 245.6 170.4 0.95
2011E 255.3 176.9 1.01 254.0 176.4 1.00
Sources: Company press releases, public documents, and Wall Street research consensus estimates
1)
LTM as of 3/31/10 and 12/31/09 for respective scenarios
2)
Adjusted enterprise value calculated by adding 8.0x 2009E and LTM 3/31/10 rent expense, respectively, back to enterprise value.

7 MTS Health Partners
Current Situation
Stock Price Performance Since Announcement
Since announcement, Sun Healthcare shares have appreciated 8% through June 4 th
, 2010, outperforming the
major indices and industry peer group
Note: LTC Index include Skilled Healthcare, Kindred, and The Ensign Group.
DJIA: (1.3%)
S&P: (0.8%)
LTC Index: 4.0%
SUNH: 7.7%
$7.50
$8.00
$8.50
$9.00
$9.50
$10.00
5/24/2010 5/25/2010 5/26/2010 5/27/2010 5/28/2010 6/1/2010 6/2/2010 6/3/2010 6/4/2010
Dow Jones Industrial Average S&P 500 Sun Healthcare LTC Index
0
500
1,000
1,500
5/24/2010 5/25/2010 5/26/2010 5/27/2010 5/28/2010 6/1/2010 6/2/2010 6/3/2010 6/4/2010

"Plan will **increase shareholder value immediately** and allow the company **greater flexibility relative to acquisitions/buybacks** due to reduced debt at the OpCo"

"Pro forma valuation range for SUNH shares of **$12-$14**, with a per share range of **$5-$6** for the OpCo and **$7-$8** for the REIT"

- Leerink Swann

"While we believe the spin off into an operating company and a REIT is a **positive for SUNH**, it does not alleviate **concerns over long-term reimbursement trends** for SNFs"

"Given some financial arbitrage, as the spin off unlocks value for the shareholders, we are **raising our Price Objective to $8.50 from $8.00**"

- Bank of America Merrill Lynch

"We expect the two companies to garner a **combined valuation superior to Sun's**, and we believe that Sun's external growth **will benefit from both a delevered balance sheet** and the possibility of leasing new facilities from Sabra"

"We are refining our fair value to **$9.70**."

- Morgan Keegan

"**Upside potential from this transaction**, but we believe there is significant upside to the stock regardless. We would continue to be buyers of SUNH and the other nursing home stocks."

"Analysis of the transaction yields a **value of $13.55**, which offers more than 50% upside potential from current levels."

- Oppenheimer & Co.

"Unlocking the value of the real estate **makes strategic sense** for Sun given the valuation gap between healthcare REITs and SNF operators"

"Shares of Sun (combo of Sabra Healthcare REIT and New Sun Opco) are fairly **valued in the range of approximately $8.00-$11.50**"

- Stifel Nicolaus

"**Upgrading shares to Outperform** from Market Perform based on our belief that the spin-off of the company into separate REIT and OpCo is worth more than the current entity"

"**Increasing our valuation range to $9.00-12.00 from $8.00-10.00.**"

- Wells Fargo

8 MTS Health Partners
Current Situation
Analyst Viewpoints
Commentary Key Analyst Views
Analysts have expressed positive views of the
transaction and several have upgraded their price
targets and ratings
Even analysts with negative views on both the
stock and the sector, acknowledged the value of
the transaction
Estimated combined valuations for Sabra and the
New Sun range from $8.00 to $14.00 per share
Per share ranges of $2.00 - $10.00 and $2.00 -
$8.00 for New Sun and Sabra respectively
For the OpCo, analysts use a multiple of
EBITDAR ranging from 5.5x to 6.7x
Analysts typically value Sabra based on a FFO
multiple of 9.0x to 11.0x or an implied
capitalization rate of 10% to 12%

9 MTS Health Partners
Current Situation
Selected Public Company Multiples
Change in Trading Multiples Since March 2010
Note: Adjusted enterprise value calculated by adding 8.0x LTM rent expense back to enterprise value.
1) As of 03/15/10. LTM as 12/31/09
2) Unaffected market data based on closing price prior to announcement.
3) As of 06/04/10. LTM as of 3/31/10
4) As of 01/29/10.
As of  March
Board Presentation
(1)
Current
(3)
Unaffected
Skilled Nursing Facilities SUNH Comps SUNH
(2)
SUNH Comps
EV/EBITDAR Multiples
Adjusted EV / LTM EBITDAR 6.4x 6.6x 6.1x 6.2x 6.4x
Adjusted EV / 2010E EBITDAR 6.5x 6.5x 6.2x 6.3x 6.3x
P/E Multiples
Price / 2010E Earnings 9.8x 10.5x 8.6x 9.2x 9.9x
Price / 2011E Earnings 9.2x 10.3x 8.1x 8.8x 9.6x
Leverage Multiples
Adjusted  Net Debt / LTM EBITDAR 4.7x 4.1x 4.7x 4.7x 4.1x
Debt / LTM EBITDA 4.0x 3.0x 3.3x 3.3x 2.6x
As of Feb.
Board Pres.
(4)
Current
Healthcare REITs Comps Comps
Price / 2010E FFO 13.9x 13.8x
Price / 2011E FFO 13.0x 13.5x

III. OpCo/PropCo Financial Summary

11 MTS Health Partners
OpCo/PropCo Financial Summary
Summary Comparisons of March Presentation vs. Current Scenario
March
Presentation Current
LTM as of: 12/31/2010 9/30/2010
Mortgages and Leases $0 $4
New OpCo Debt
(1)
146 143
OpCo PF Debt $146 $146
Capitalized LTM Rent 1,164 1,176
OpCo Adj. PF Debt $1,310 $1,323
Adj. Debt / EBITDAR 5.25x 5.28x
PF LTM EBITDAR
(2)
$250 $251
Rolled Mortgage Debt $166 $162
New PropCo Debt
(1)
193 215
PropCo PF Debt $359 $377
Debt / EBITDA 5.50x 5.61x
PF LTM EBITDA $65 $67
Equity OpCo Equity Issuance $160 $160
OpCo Illustrative Share Price
(3)
$6.99 $6.47
PropCo Illustrative Share Price
(3)
7.37 6.84
PF Illustrative Share Price $14.36 $13.31
Premium to Current
(4)
54.4% 51.4%
Premium to Unaffected Price
(5)
NA  63.1%
Owned SunBridge 2011E EBITDAR $115 $115
Rent Rent Coverage 1.6x 1.6x
Coverage 2011E New Rent $72 $72
LTM Total Rent
(6)
$146 $147
PropCo
Debt
OpCo
Debt
Illustrative
Value
Creation
1)
New credit facilities. OpCo at L+500 and PropCo at L+400.
2)
Current estimated LTM as of 09/30/10 vs. 2010 year end for the March presentation.
3)
Under current scenario, assumes 20.225 million shares issued at $7.91 per share, a 10% discount to the current trading price of $8.79 on 06/04/10.
4)
Current share price of  $8.79 as of 06/04/10.
5)
The unaffected share price of $8.16 represents the closing price on 05/24/10.
6)
The primary difference between the March presentation and current is that the March presentation assumed a 3% escalator, while the current estimate assumes flat new rent expense between 2010 and 2011.

12 MTS Health Partners
OpCo/PropCo Financial Summary
September 30, 2010 Pro Forma Analysis
Pro Forma Capitalization Sources & Uses – At 9/30/10
Sources of Funds Amount %
Cash on Hand $121 15%
Existing Capital Leases (OpCo) 1 0%
Existing Mortgages (OpCo) 3 0%
Existing Mortgages (PropCo) 162 20%
New OpCo Debt
(1)
143 18%
New PropCo Debt
(1)
215 27%
Sun Equity Issuance 160 20%
Total Sources $804 100%
Uses of Funds Amount %
Cash allocated to OpCo $40 5%
Cash allocated to PropCo 10 1%
Existing Capital Leases (OpCo) 1 0%
Existing Mortgages (OpCo) 3 0%
Existing Mortgages (PropCo) 162 20%
Repay Sr. Secured Debt 308 38%
Repay Sr. Subordinated Notes 200 25%
Cash Dividend to SH ($0.20/PF share) 13 2%
Transfer Taxes (Est.) 10 1%
Trx, U/W & Financing Fees 31 4%
Sr. Sub Notes Redemption Fees
(2)
27 3%
Total Uses $804 100%
Estimated Pro Forma
9/30/2010 New Sun Sabra
Capital Leases $1 $1 $0
Revolving Credit Facility - - -
Credit Facilities 308 143 215
Existing Mortgage Debt 165 3 162
Total Secured Debt $473 $146 $377
Senior Sub Notes 200 - -
Total Debt $673 $146 $377
2010E Capitalized Leases 601 1,176 NA
Adjusted Debt $1,274 $1,323 $377
Cash Balance (121) (40) (10)
Adjusted Net Debt $1,154 $1,283 $367
LTM EBITDAR $251 $251 NA
LTM EBITDA $176 $104 $67
Adjusted Debt/EBITDAR 5.08x 5.28x NA
Adjusted Net Debt/EBITDAR 4.60x 5.12x NA
Total Secured Debt/EBITDA 2.70x 1.41x 5.61x
Total Debt/EBITDA 3.84x 1.41x 5.61x
Net Debt/EBITDA 3.15x 1.03x 5.46x
Interest Expense $50 $11 $26
Interest Coverage 3.5x 9.7x 2.6x
1)
New credit facilities. OpCo at L+500 and PropCo at L+400.
2)
Includes estimated redemption fees associated with redemptions costs at 104.6%, additional interest due, and accrued and unpaid interest as of 09/30/10.

OpCo FW EBITDAR Multiple

OpCo FW EBITDAR Multiple

13 MTS Health Partners
OpCo/PropCo Financial Summary
Transaction Overview – $160mm Equity Raise at Current Sun
Illustrative OpCo Summary Income Statement Illustrative PropCo Summary Income Statement
2010E 2011E 2012E 2013E 2010E 2011E 2012E 2013E
Revenues $1,954 $2,031 $2,120 $2,203 Revenues
(1)
$72 $72 $74 $76
Total EBITDAR 250 262 283 301 SG&A (6.5% of revenues) 5 5 5 5
New Rent
(1)
72 72 74 76 NOI / EBITDA $67 $67 $69 $71
Existing Rent 76 78 80 82 Cash Interest Expense 25 25 26 25
Consolidated Lease Coverage 1.7x 1.7x 1.8x 1.9x FFO $42 $42 $43 $45
EBITDA $102 $112 $129 $144 % margin 58.7% 58.7% 58.8% 60.0%
% margin 5.2% 5.5% 6.1% 6.5%
0.0 0.0 0.0 0.0 0.0 0.0
Illustrative OpCo Valuation Illustrative PropCo Valuation
FW EBITDAR Multiple 6.0x 6.5x 7.0x FW FFO Multiple 9.0x 10.5x 12.0x
PF 2011E OpCo EBITDAR $262 $262 $262 2011E FFO $42 $42 $42
Implied Adjusted Enterprise Value $1,570 $1,701 $1,832 Implied Equity Value $380 $443 $506
Less: Capitalized Rent (8.0x) (1,176) (1,176) (1,176) Plus: Debt
(3)
377 377 377
Implied Enterprise Value $394 $525 $656 Less: Cash (10) (10) (10)
Less: Existing Mortgages & Capital Leases (4) (4) (4) Implied Enterprise Value $747 $810 $873
Less: New Debt
(2)
(143) (143) (143) Implied Cap Rate (2011E EBITDA/EV) 9.0% 8.3% 7.7%
Plus: Cash 40 40 40 0.0 0.0 0.0
Implied Equity Value $288 $419 $549
Current Shares Outstanding 44.500 44.500 44.500 Current Shares Outstanding 44.500 44.500 44.500
Shares Issued 20.225 20.225 20.225 Shares Issued 20.225 20.225 20.225
Total PF Shares Outstanding 64.725 64.725 64.725 Total PF Shares Outstanding 64.725 64.725 64.725
Illustrative Per Share Value $4.44 $6.47 $8.49 Illustrative Per Share Value $5.86 $6.84 $7.82
Implied 2011E P/E 7.4x 10.8x 14.2x Implied 2011E P / FFO 9.0x 10.5x 12.0x
Implied Combined Per Share Value % Premium to Current Share Value ($8.79)
PropCo FW FFO Multiple PropCo FW FFO Multiple
9.00x 9.75x 10.50x 11.25x 12.00x 9.00x 9.75x 10.50x 11.25x 12.00x
6.00x $10.31 $10.80 $11.29 $11.77 $12.26 6.00x 17.3% 22.8% 28.4% 34.0% 39.5%
6.25x 11.32 11.81 12.30 12.79 13.27 6.25x 28.8% 34.3% 39.9% 45.5% 51.0%
6.50x 12.33 12.82 13.31 13.80 14.29 6.50x 40.3% 45.8% 57.0% 62.5%
6.75x 13.34 13.83 14.32 14.81 15.30 6.75x 51.8% 57.3% 62.9% 68.5% 74.0%
7.00x 14.35 14.84 15.33 15.82 16.31 7.00x 63.3% 68.8% 74.4% 80.0% 85.5%
51.4%
(1) Assumes 1.6x Rent Coverage on owned EBITDARM less management fees (5.0% of revenues). Assumes flat rent through 2011 and 2.5% annual increases thereafter.
(2) New Debt issued at 0.6x 2010E EBITDAR, L+500 interest rate.
(3) Mortgage Debt of $162mm (2.4x PF2010E EBITDA, 6.8% Interest) and New Debt of $215mm (3.2x PF2010E EBITDA, L+400bps Interest)

14 MTS Health Partners
The proposed “Base Case” transaction assumes $518 million of capital raised to generate net financing proceeds (after financing fees) of $502 million
$143 million PF OpCo Debt
$215 million PF PropCo Debt
$160 million in Equity
$16 million financing fees
This analysis allows for a quick sensitivity of the mix of debt from OpCo and PropCo at various levels of equity capital raised
The net proceeds always total $502 million
Gross financing size changes between $515 million and $520 million based on financing fees being different for equity and debt
OpCo/PropCo Financial Summary
Potential Equity Raise at Various OpCo and PropCo Debt Levels
DEBT / EQUITY MIX TO ACHIEVE $502 MILLION IN NET FINANCING PROCEEDS
PF PropCo Leverage
(1)
/ Debt
PF OpCo $176 $196 $215 $234 $254
Debt Leverage
(2)
5.03x 5.32x 5.61x 5.90x 6.19x
$104 5.12x $240 220 200 180 $160
124 5.20x 220 200 180 160 140
$143 5.28x 200 180 $160 140 120
162 5.35x 180 160 140 120 100
182 5.43x 160 140 120 $100 80
Note:  Assumes 2% in fees for OpCo and PropCo debt, and 5.25% underwriters spread on equity.
1)
Based on Total Debt/EBITDA
2)
Based on Adjusted Debt/EBTIDAR, with rent expense capitalized at 8.0x.

15 MTS Health Partners
OpCo/PropCo Financial Summary
Share Issuance and ProForma Ownership Sensitivity
Note:  Current share price of $8.79 as of 06/04/10.
OpCo Shares Issued and PF Ownership of Existing Shareholders at Various
Equity Issuance Prices and (Discount) / Premium to Current ($8.79)
Equity $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise
(15%) (10%) (3%) 2% 8% 14%
$200
26.667 25.281 23.529 22.222 21.053 20.000
62.5% 63.8% 65.4% 66.7% 67.9% 69.0%
180
24.000 22.753 21.176 20.000 18.947 18.000
65.0% 66.2% 67.8% 69.0% 70.1% 71.2%
160
21.333 20.225 18.824 17.778 16.842 16.000
67.6% 68.8% 70.3% 71.5% 72.5% 73.6%
140
18.667 17.697 16.471 15.556 14.737 14.000
70.4% 71.5% 73.0% 74.1% 75.1% 76.1%
120
16.000 15.169 14.118 13.333 12.632 12.000
73.6% 74.6% 75.9% 76.9% 77.9% 78.8%

16 MTS Health Partners
OpCo/PropCo Financial Summary
Pro Forma Illustrative Share Price Sensitivity
Illustrative Share Price Based on Varying OpCo Debt and
Equity Issuance Price
Illustrative Share Price Based on Varying PropCo Debt and
Equity Issuance Price
Illustrative Premium Based on Varying OpCo Debt and
Equity Issuance Price
Illustrative Premium Based on Varying PropCo Debt and
Equity Issuance Price
Total PF Illustrative Share Price at
PF Various Equity Issuance
Equity OpCo $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise Lev.
(15%) (10%) (3%) 2% 8% 14%
$200 5.12x
$12.65 $12.90 $13.23 $13.49 $13.73 $13.95
180 5.20x
12.86 13.10 13.41 13.65 13.88 14.09
160 5.28x
13.08 13.31 13.60 13.83 14.04 14.24
140 5.35x
13.33 13.54 13.81 14.02 14.21 14.39
120 5.43x
13.60 13.79 14.03 14.22 14.40 14.56
(Discount) / Premium of
PF Total PF Illustrative Share Price to Current ($8.79)
Equity OpCo $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise Lev.
(15%) (10%) (3%) 2% 8% 14%
$200 5.12x
43.9% 46.7% 50.5% 53.5% 56.2% 58.7%
180 5.20x
46.3% 49.0% 52.6% 55.3% 57.9% 60.3%
160 5.28x
48.8% 51.4% 54.7% 57.3% 59.7% 62.0%
140 5.35x
51.6% 54.0% 57.1% 59.5% 61.7% 63.7%
120 5.43x
54.7% 56.9% 59.7% 61.8% 63.8% 65.6%
PF
Equity PropCo $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise Lev.
(15%) (10%) (3%) 2% 8% 14%
$200 5.03x
42.1% 44.9% 48.6% 51.5% 54.2% 56.8%
180 5.32x
45.3% 48.0% 51.6% 54.3% 56.9% 59.3%
160 5.61x
48.8% 51.4% 54.7% 57.3% 59.7% 62.0%
140 5.90x
52.7% 55.0% 58.2% 60.6% 62.8% 64.8%
120 6.19x
56.8% 59.0% 61.9% 64.1% 66.1% 67.9%
Total PF Illustrative Share Price at
PF Various Equity Issuance
Equity PropCo $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise Lev.
(15%) (10%) (3%) 2% 8% 14%
$200 5.03x
$12.49 $12.74 $13.06 $13.32 $13.56 $13.78
180 5.32x
12.77 13.01 13.32 13.57 13.79 14.00
160 5.61x
13.08 13.31 13.60 13.83 14.04 14.24
140 5.90x
13.42 13.63 13.90 14.11 14.31 14.49
120 6.19x
13.78 13.98 14.23 14.42 14.60 14.76
(Discount) / Premium of
Total PF Illustrative Share Price to Current ($8.79)
Note: Assumes OpCo valued at 6.5x 2011E EBITDAR and PropCo valued at 10.5x 2011E FFO
Note:  Current share price of $8.79 as of 06/04/10.

17 MTS Health Partners
OpCo/PropCo Financial Summary
Pro Forma Illustrative EPS Sensitivity
Note:  Current share price of $8.79 as of 06/04/10.
The above sensitivity shows Pro-forma Earnings Per share for New Sun assuming the transaction is funded by:
PropCo leverage of $215mm (5.61x EBITDA, L+400bps)
OpCo leverage between $104-$182mm (5.12x – 5.43x EBITDAR, L+500bps)
Current Sun Equity raise of $120mm-$200mm at various per share prices
Base Case (highlighted) represents
PropCo leverage of $215mm (5.61x EBITDA)
OpCo leverage of $143mm (5.28x EBITDAR)
Current Sun Equity raise of $160mm at $7.91 per share (a 10% discount 06/04/10 price of $8.79 per share), resulting in 20.225mm shares being issued (PF shares of 64.725mm)
PF OpCo 2011E EPS Sensitivity
PF OpCo EPS at Various Equity Issuance Prices and
Discount / (Premium) to Current ($8.79)
Equity OpCo $7.50 $7.91 $8.50 $9.00 $9.50 $10.00
Raise Leverage (15%) (10%) (3%) 2% 8% 14%
$200 5.12x $0.57 $0.58 $0.60 $0.61 $0.62 $0.63
180 5.20x 0.58 0.59 0.60 0.62 0.63 0.64
160 5.28x 0.59 0.60 0.61 0.62 0.63 0.64
140 5.35x 0.60 0.61 0.62 0.63 0.64 0.65
120 5.43x 0.61 0.62 0.63 0.64 0.64 0.65

IV. Appendix

19 MTS Health Partners
Appendix
Selected Publicly Traded SNF Companies – Current
(1)
(1) Market data as of 6/04/10
Note: Adjusted enterprise value and  debt calculated by adding 8.0x 2009E rent expense back to enterprise value.
Sources: Company press releases, public documents, and Wall Street research consensus estimates
Adj. EV / LTM (3/31) EBITDAR
Adj. EV / 2010E EBITDAR Adj.  Net Debt / LTM (3/31) EBITDAR
Price / 2010E Earnings
Price / 2011E Earnings Debt / LTM (3/31) EBITDA
Mean = 9.9x
Mean = 9.6x
Mean = 6.4x
Mean = 6.3x
Mean = 2.6x
Mean = 4.1x
0.4x
1.1x
2.4x
4.9x
1.1x
3.8x
3.4x
2.4x
0.3x
0.6x
2.7x 2.2x 1.6x
1.0x
3.8x
6.9x
6.6x
6.3x
6.2x
5.6x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
EXE SKH SUNH KND ENSG
Cap. Rent Net Debt Equity
4.9x
1.2x
2.4x
0.3x
1.3x
0.3x
3.6x
2.3x
3.5x
0.7x
5.3x
4.8x
4.7x
3.8x
2.0x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
KND SKH SUNH EXE ENSG
Cap. Rent Net Debt
11.1x
10.5x
10.0x
9.2x
8.6x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
KND EXE ENSG SUNH SKH
11.6x
10.6x
9.2x
8.8x
7.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
EXE KND ENSG SUNH SKH
4.2x
3.6x
3.3x
0.9x
0.8x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
SKH EXE SUNH ENSG KND
1.2x
0.3x
4.9x
1.3x
2.4x
3.6x
3.5x
0.3x
0.7x
2.3x
2.3x
2.5x
1.0x
4.2x
1.5x
7.1x
6.3x
6.3x
6.2x 6.2x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
SKH EXE KND ENSG SUNH
Cap. Rent Net Debt Equity

18.0x
15.0x
12.0x
9.0x
6.0x
16.8x
16.4x
15.7x
13.6x
12.6x
12.0x
11.8x
11.3x
HR
VTR
NHP
HCP
HCN
LTC
OHI
SNH

18.0x
15.0x
12.0x
9.0x
6.0x
16.0x
15.8x
15.7x
13.3x
11.5x
11.3x
11.1x
HR
VTR
NHP
HCP
HCN
OHI
SNH
LTC

20 MTS Health Partners
Appendix
Selected Publicly Traded Healthcare REITs
Current Healthcare REIT Trading Multiples
Mean = 13.8x
Mean = 13.5x
Price / 2010E FFO Per Share Price / 2011E FFO Per Share
Source: Company filings, press releases, Wall Street equity research. Market data as of 06/04/10.

21 MTS Health Partners
Appendix
Detail of Analyst Viewpoints
Source: Wall Street equity research.
Price Target Rating Valuation Methodology
Firm Current Previous Current Previous New Sun Sabra Combined New Sun Sabra
Avondale Partners $9.00 $9.00 Market Perform Market Perform $8.00-$10.00 $2.00-$3.00 $8.00-$10.00 5.0-5.5x 2011 EBITDA 12-13% Cap Rate
Bank of America 8.50 8.00 Underperform Underperform N/A N/A 9.82 6.0x 2010 EBITDAR 10% Cap Rate
Citi 12.00 10.00 Buy/High Risk Buy/High Risk 5.60 6.84 12.11 10.0x 2010 P/E 9.0x 2010 FFO
Credit Suisse 11.00 11.00 Outperform Outperform 7.44 3.80 11.23 5.5x 2011 EBITDA 12% Cap Rate
Jefferies 11.00 11.00 Buy Buy N/A N/A N/A N/A N/A
JMP 13.50 13.50 Outperform Outperform 10.90 6.61 17.51 6.7x 2011 EBITDA 10% Cap Rate
Leerink Swann 12.00-14.00 11.00-12.00 Outperform Outperform 5.00-6.00 7.00-8.00 12.00-14.00 6.3-6.5x 2011 EBITDAR 9.0-10.0x 2011 FFO
Macquarie 14.00 $14.00 Outperform Outperform 8.00 6.00 14.00 5.5x 2011 EBITDA 10% Cap Rate
Morgan Keegan 9.70 N/A Outperform Outperform 2.48 7.22 9.70 6.3x 2011 EBITDAR 9.5x 2011 FFO
Oppenheimer 14.00 14.00 Outperform Outperform 7.91 5.64 13.55 6.0x 2011 EBITDA 10% Cap Rate
RBC 11.00 11.00 Outperform Outperform $4.70 $8.21 12.91 6.5x 2010 EBITDAR 10.5x 2010 FFO
Stephens 12.00 12.00 Overweight Overweight 7.00-8.00 ~5.00 12.00 13.0x P/E, 6.5x EBITDA, 7x EBITDAR 9.0x EBITDA, 14x P/E
Stifel Nicolaus 10.00 N/A Buy Hold 2.00-6.00 6.00-8.00 8.00-11.50 5.6-6.0x 2011 EBITDAR 9.0-10.0x 2011 FAD
Susquehanna N/A N/A Neutral Neutral 6.35 7.08 13.43 5.0x 2011 EBITDA 9.2x 2011 FFO
Wells Fargo 9.00-12.00 8.00-10.00 Outperform Market Perform 2.00-4.00 6.50-8.00 9.00-12.00 6.0-6.4x 2010 EBITDAR 9.0-11.0x 2010 FFO

22 MTS Health Partners
Appendix
Potential Equity Raise at Various OpCo and PropCo Debt Levels
The proposed “Base Case” transaction
assumes $518 million of capital raised
to generate net financing proceeds
(after financing fees) of $502 million
$143 million PF OpCo Debt
$215 million PF PropCo Debt
$160 million in Equity
$16 million financing fees
This analysis allows for a quick
sensitivity of the mix of debt from
OpCo and PropCo at various levels of
equity capital
The net proceeds always total $502
million
Gross financing size changes between
$515 million and $520 million based
on financing fees being different for
equity and debt
DEBT / EQUITY MIX TO ACHIEVE $502 MILLION IN NET FINANCING PROCEEDS
PF PropCo Leverage
(1)
/ Debt
PF OpCo $176 $196 $215 $234 $254
Debt Leverage
(2)
5.03x 5.32x 5.61x 5.90x 6.19x
$104 5.12x $240 220 200 180 $160
124 5.20x 220 200 180 160 140
$143 5.28x 200 180 $160 140 120
162 5.35x 180 160 140 120 100
182 5.43x 160 140 120 $100 80
ILLUSTRATIVE CHANGE IN DEBT AND EQUITY MIX
A B C
PF PropCo Debt $176 $39 $215 $39 $254
PF Opco Debt 182 (39) 143 (39) 104
Equity Issuance 160 - 160 - 160
Fees (16) - (16) - (16)
Net Financing Proceeds $502 $502 $502
D B E
PF PropCo Debt $176 $39 $215 $39 $254
PF Opco Debt 104 39 143 39 182
Equity Issuance 240 (80) 160 (80) 80
Fees (18) 3 (16) 3 (13)
Net Financing Proceeds $502 $502 $502
D
A
C
E
B
Note:  Assumes 2% in fees for OpCo and PropCo debt, and 5.25% underwriters spread on equity.
1)
Based on Total Debt/EBITDA
2)
Based on Adjusted Debt/EBTIDAR, with rent expense capitalized at 8.0x.